PACIFIC SELECT EXEC II	PROSPECTUS MAY 1, 2003

Pacific Select Exec II is a flexible premium variable life insurance policy issued by Pacific Life Insurance Company.

•Flexible premium means you can vary the amount and frequency of your premium payments.

•Variable means the policy’s value depends on the performance of the investment options you choose.

•Life insurance means the policy provides a death benefit to the beneficiary you choose.

This policy is not available in all states. This prospectus is not an offer in any state or jurisdiction where we’re not legally permitted to offer the policy.

The policy is described in detail in this prospectus and its Statement of Additional Information (SAI). The Pacific Select Fund is described in its prospectus and in its SAI. No one has the right to describe the policy or the Pacific Select Fund any differently than they have been described in these documents.

You should be aware that the Securities and Exchange Commission (SEC) has not reviewed the policy for its investment merit, and does not guarantee that the information in this prospectus is accurate or complete. It’s a criminal offense to say otherwise.

This prospectus provides information that you should know before buying a policy. It’s accompanied by a current prospectus for the Pacific Select Fund, a fund that provides the underlying portfolios for the variable investment options offered under the policy. The variable investment options are funded by the Pacific Select Exec Separate Account of Pacific Life. Please read these prospectuses carefully and keep them for future reference.

Here’s a list of all of the investment options available under your policy:

VARIABLE INVESTMENT OPTIONS

Blue Chip

Aggressive Growth

Diversified Research

Small-Cap Equity

International Large-Cap

Short Duration Bond

I-Net Tollkeeper SM

Financial Services

Health Sciences

Technology

Telecommunications

Growth LT

FIXED OPTIONS

Fixed Account

Fixed LT Account

Focused 30

Mid-Cap Value

International Value

Capital Opportunities

Global Growth

Equity Index

Small-Cap Index

Multi-Strategy

Main Street® Core

(formerly “Large-Cap Core”)

Emerging Markets

Inflation Managed

Managed Bond Small-Cap Value Money Market High Yield Bond Equity Income Research Equity Aggressive Equity Large-Cap Value Comstock (formerly “Strategic Value”) Real Estate Mid-Cap Growth

YOUR GUIDE TO THIS PROSPECTUS

BENEFITS AND RISKS OF PACIFIC SELECT EXEC II

This overview tells you some key things you should know about your policy. It’s designed as a summary only – please read the entire prospectus and your policy for more detailed information.

Some states have different rules about how life insurance policies are described or administered. The terms of your policy, or of any endorsement or rider, prevail over what’s in this prospectus.

Benefits of your policy
Flexibility

The policy is designed to be flexible to meet your specific life insurance needs. Within certain limits, you can:

• choose the timing, amount and frequency of premium payments

• change the death benefit option

• increase or decrease the policy’s face amount

• change the beneficiary

• change your investment selections.

Death Benefit

You may choose one of three death benefit options:

• Option A – your death benefit will be the face amount of your policy.

• Option B – your death benefit will be the face amount of your policy plus its accumulated value.

• Option C – your death benefit will be the face amount of your policy plus the total premiums you’ve paid minus any withdrawals or distributions made.

The guideline minimum death benefit is the minimum death benefit that we must pay to ensure that your policy qualifies as life insurance. You may choose between two ways to calculate the guideline minimum death benefit:

• cash value accumulation test – generally does not limit the amount of premiums you can pay into your policy.

• guideline premium test – limits the amount of premiums you can pay on your policy, and the guideline minimum death benefit will generally be smaller than under the cash value accumulation test.

The test you choose will generally depend on the amount of premiums you want to pay relative to your desired death benefit.

The death benefit will always be the greater of the death benefit under the option you choose or the guideline minimum death benefit.

BENEFITS AND RISKS OF PACIFIC SELECT EXEC II

Accumulated Value

Accumulated value is the value of your policy on any business day. It is not guaranteed – it depends on the performance of the investment options you've chosen, the premium payments you’ve made, policy charges, and how much you've borrowed or withdrawn from the policy.

You can access your accumulated value in several ways:

• Withdrawals – you can withdraw part of your policy’s net cash surrender value.

• Loans – you can take out a loan from us using your policy’s accumulated value as security.

• Surrender – you can surrender or cash in your policy for its net cash surrender value while the insured is still living.

• Income benefits – you can use withdrawal or surrender benefits to buy an income benefit that provides a monthly income. In addition, your policy’s beneficiary can use death benefit proceeds to buy an income benefit.

Investment options

You can choose from 35 variable investment options, each of which invests in a corresponding portfolio of the Pacific Select Fund. The policy also offers two fixed investment options, both of which provide a guaranteed minimum rate of interest.

You can transfer among the investment options during the life of your policy without paying any current income tax. There is currently no charge for transfers.

Tax benefits

Your beneficiary generally will not have to pay federal income tax on death benefit proceeds.

You’ll also generally not be taxed on any or all of your policy’s accumulated value unless you receive a cash distribution.

Risks of your policy
Long-term financial planning

This policy is designed to provide a death benefit for family members or others or to help meet other long-term financial objectives. It is not suitable as a short-term savings vehicle. It may not be the right kind of policy if you plan to withdraw money or surrender your policy for short-term needs. Taking a withdrawal or surrendering your policy may incur charges. See the Fee tables and your policy for charges assessed when withdrawing from or surrendering your policy.

Please discuss your insurance needs and financial objectives with your registered representative.

Premium payments

Federal tax law puts limits on the premium payments you can make in relation to your policy’s death benefit. We may refuse all or part of a premium payment you make, or remove all or part of a premium from your policy and return it to you under certain circumstances.

Lapse

Insufficient premium payments, poor investment performance, withdrawals, and unpaid loans or loan interest may cause your policy to lapse – which means you’ll no longer have any insurance coverage. There are costs associated with reinstating a lapsed policy.

There is no guarantee that your policy will not lapse even if you pay your planned periodic premium. You should consider a periodic review of your coverage with your registered representative.

Investment performance

Each variable investment option invests in a corresponding portfolio of the Pacific Select Fund. The value of each portfolio fluctuates with the value of the investments it holds. Returns are not guaranteed. You bear the investment risk of any variable investment option you choose.

See the fund’s prospectus for more information on the underlying portfolios and their individual risks.

Withdrawals and loans

Making a withdrawal or taking out a loan may:

• change your policy’s tax status

• reduce your policy’s face amount

• reduce your policy’s death benefit

• reduce the death benefit proceeds paid to your beneficiary

• make your policy more susceptible to lapsing.

Your policy’s withdrawal feature is not available until your first policy anniversary.

Be sure to plan carefully before using these policy benefits.

Tax consequences of withdrawals, surrenders and loans

You may be subject to income tax if you take any withdrawals or surrender the policy, or if your policy lapses and you have not repaid any outstanding policy loan amount.

If your policy is a modified endowment contract, all distributions you receive during the life of the policy may be subject to tax and a 10% penalty.

There are other tax issues to consider when you own a life insurance policy. These are described in more detail in Variable life insurance and your taxes.

FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. Please read the entire prospectus, your policy and the SAI for more detailed information regarding these fees and expenses.

Transaction fees

This table describes the fees and expenses that you will pay at the time you buy the policy, surrender the policy, or transfer accumulated value between investment options.

Charge	When charge is deducted	Amount deducted

Maximum sales load imposed on premiums	Upon receipt of premium	2.5% of premium

Premium based tax charges[1]	Upon receipt of premium	State and local charge: 2.35% of premium Federal charge: 1.50% of premium

Maximum surrender charge	Upon full surrender of policy if any coverage segment* has been in effect for less than 10 policy years	$0.78—$69.09 per $1,000 of face amount[2]

Charge at end of policy year 1 for a male non-smoker who is age 45 at policy issue, and the policy is issued with guideline premium test and Death Benefit Option A		$12.65 per $1,000 of face amount

Withdrawal charge	Upon partial withdrawal of accumulated value	$25 per withdrawal

Transfer fees	Upon transfer of accumulated value between investment options	Maximum $50 per transfer[3]

Optional benefits

Accelerated living benefits rider[4]	At exercise of benefit	$150

Administrative transaction fees

Face amount increase	Upon effective date of requested face amount increase	$100

Illustration request	Upon request of policy illustration in excess of 1 per year	$25

Death benefit option change	Upon request for death benefit option change	$100

Risk classification change	Upon request for risk classification change	$50

Adding or increasing an optional rider	Upon approval of specific request	$100

Substitution of insured	Upon request for substitution of insured	$100

Audits of premium/loan	Upon request of audit of over 2 years or more	$25

Duplicate policy	Upon request of duplicate policy[5]	$50

*	Coverage segment refers separately to the initial face amount of the policy and any increase in face amount.

[1]	We do not expect to change the state and local charge or federal charge unless the rates we pay change or a change in law requires us to do so.

[2]	The surrender charge is based on the age and risk class of the insured, as well as the death benefit option you choose. Samples of our current rates for surrender charges and maximum surrender charges per $1,000 of coverage segment appear as Appendix B and Appendix C in this prospectus. The surrender charge reduces to $0 after 10 years from the effective date of each coverage segment. The surrender charge shown in the table may not be typical of the surrender charge you will pay.

[3]	There is no charge currently imposed upon a transfer.

[4]	The rider is briefly described under The death benefit: Optional riders and more information appears in the SAI.

[5]	Certificate of Coverage is available without charge.

Periodic charges other than Pacific Select Fund operating expenses

This table describes the fees and expenses that you will pay periodically during the time you own the policy, not including portfolio fees and expenses.

Charge	When charge is deducted	Amount deducted— Maximum Guaranteed Charge	Amount deducted— Current Charges

Cost of Insurance[1,2]
Minimum and maximum	Monthly, beginning on policy date	$0.04—$83.34 per $1,000 of a discounted net amount at risk*	$0.04—$16.54 per $1,000 of a discounted net amount at risk

Charge during policy year 1 for a male non-smoker who is age 45 at policy issue		$0.09 per $1,000 of a discounted net amount at risk	Same

Administrative charge[2]	Monthly, beginning on policy date	$7.50	Same

Mortality and expense risk
Face amount charge[3] Minimum and maximum	Monthly for 10 years, beginning effective date of each coverage segment	$0.06—$1.12 per $1,000 of coverage segment	Same

Charge during policy year 1 for a male non-smoker who is age 45 at policy issue		$0.35 per $1,000 of coverage segment	Same

Asset charge[2]	Monthly, beginning on policy date	0.45% annually (0.0375% monthly) of first $25,000 of accumulated value in investment options, plus 0.05% annually (0.0042% monthly) of accumulated value in excess of $25,000 in investment options	Same

Loan interest charge	Policy anniversary	3.25% of policy’s loan account balance annually[4]	Same

Optional Benefits, minimum and maximum[5]

Accidental death rider	Monthly, beginning on policy date	$0.05—$0.18 per $1,000 of coverage segment	Same

Charge during policy year 1 for a male non-smoker who is age 45 at policy issue		$0.10 per $1,000 of coverage segment	Same

Children’s term rider	Monthly, beginning on policy date	$0.75 per $1,000 of coverage segment	Same

Annual renewable term rider
Cost of insurance	Monthly, beginning on policy date	$0.57—$83.34 per $1,000 of a discounted net amount of risk	$0.41—$16.54 per $1,000 of a discounted net amount of risk

Charge during policy year 1 for a male non-smoker who is age 45 at policy issue		$0.38 per $1,000 of a discounted net amount at risk	$0.09 per $1,000 of a discounted net amount at risk

Mortality and expense risk face amount charge	Monthly, beginning on policy date	$0.55—$1.12 per $1,000 of coverage segment	$0

Charge during policy year 1 for a male non-smoker who is age 45 at policy issue		$0.35 per $1,000 of coverage segment	$0

Annual renewable and convertible term rider	Monthly, beginning on policy date	$0.06—$83.34 per $1,000 of a discounted net amount at risk	$0.04—$16.54 per $1,000 of a discounted net amount at risk

Charge during policy year 1 for a female preferred non-smoker who is age 45 at rider issue		$0.30 per $1,000 of a discounted net amount at risk	$0.06 per $1,000 of a discounted net amount at risk

FEE TABLES

Charge	When charge is deducted	Amount deducted— Maximum Guaranteed Charge	Amount deducted— Current Charges

Accounting benefit rider
Cost of insurance	Monthly, beginning on policy date	$0.41—$83.34 per $1,000 of a discounted net amount of risk	$0.41—$16.54 per $1,000 of a discounted net amount at risk

Charge during policy year 1 for a male non-smoker who is age 45 at policy issue		$0.09 per $1,000 of a discounted net amount at risk	Same

Mortality and expense risk face amount charge	Monthly, beginning on policy date	$0—$3.74 per $1,000 of coverage segment	$0—$3.74 per $1,000 of coverage segment

Charge during policy year 1 for a male non-smoker who is age 45 at policy issue[6]		$0 per $1,000 of coverage segment	Same

Guaranteed insurability rider	Monthly, beginning on policy date	$0.10—$0.29 per $1,000 of coverage segment	Same

Charge during policy year 1 for a male non-smoker who is age 35 at policy issue[7]		$0.28 per $1,000 of coverage segment	Same

Waiver of charges rider	Monthly, beginning on policy date	$0.04—$0.55 per $1,000 of coverage segment	Same

Charge during policy year 1 for a male non-smoker who is age 45 at policy issue		$0.07 per $1,000 of coverage segment	Same

Disability benefit rider	Monthly, beginning on policy date	$0.40—$1.00 per $10 of monthly benefit	Same

Charge during policy year 1 for a male non-smoker who is age 45 at policy issue		$0.45 per $10 of monthly benefit	Same

*	Net amount at risk is the difference between the death benefit that would be payable if the insured died and the accumulated value of your policy. At the beginning of each policy month, we divide the death benefit that would be payable under your policy by 1.002466, and then we subtract your policy’s accumulated value before monthly charges are taken from this amount. The result is your policy’s discounted net amount at risk used in cost of insurance calculations.

[1]	Cost of insurance rates apply uniformly to all members of the same class. Class is determined by a number of factors, including the age, risk classification, smoking status and gender (unless unisex rates are required) of the person insured by the policy, and the policy date and duration. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your policy’s specifications page will indicate the guaranteed cost of insurance charge applicable to your policy, and more detailed information concerning your cost of insurance charges is available on request from your registered representative or us. Also, before you purchase the policy, you may request personalized illustrations of your future benefits under the policy based upon the insured’s class, the death benefit option, face amount, planned periodic premiums, and any riders requested. Cost of insurance rates for your policy will be stated in the policy specifications pages and calculated per $1.00 of coverage.

[2]	When the person insured by your policy reaches age 100, this charge is reduced to zero—in other words, you no longer pay any charge.

[3]	A sample of our mortality and expense risk face amount charges per $1,000 of coverage segment appears as Appendix A in this prospectus. The rate is based on the age and risk classification of the insured and the face amount on the policy date. It also varies with the death benefit option you choose. Each coverage segment will have a corresponding face amount charge related to the amount of the increase, based on the age and risk classification of the insured at the time of the increase. The mortality and expense risk face amount charges shown in the table may not be typical of the charges you will pay.

[4]	Interest owing on the amount you borrow accrues daily at the annual rate. Interest accrued during a policy year is due on your policy anniversary. If you do not pay interest when due, we transfer an amount equal to the interest that was due from your accumulated value and add it to your loan. Loan interest not paid begins accruing interest on the day it is due.

[5]	Riders are briefly described under The death benefit: Optional riders and more information appears in the SAI. Except for the Childrens term rider, rider charges are based on the age and risk classification of the person insured under the rider on the effective date of the rider. The rider charges shown in the table may not be typical of the charges you will pay.

[6]	The Accounting benefit rider mortality and expense risk face amount charge for this sample policy is $0/month per $1,000 of coverage segment in policy year 1, and increases by $0.10/month per $1,000 of coverage segment in each successive policy year until policy year 10, when the charge is $0.90/month per $1,000 of coverage segment. In policy year 11 and thereafter, the charge is reduced to $0.10/month per $1,000 of coverage segment.

[7]	Guaranteed insurability rider is only available to insureds age 37 and under at policy issue.

Total annual Pacific Select Fund operating expenses

This table shows the minimum and maximum total operating expenses charged by the portfolios that you may pay periodically during the time that you own the policy. This table shows the range (minimum and maximum) of fees and expenses charged by any of the portfolios, expressed as a percentage of average daily net assets, for the year ended December 31, 2002.

Each variable account of the separate account purchases shares of the corresponding fund portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the policy, and they may vary from year to year. These fees and expenses are described in the fund’s prospectus.

	Minimum	Maximum

Total annual portfolio operating expenses[1]	0.29	1.74

[1]	Amounts shown are gross expenses deducted from portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses. Maximum total adjusted net expenses for any portfolio, after adviser’s reimbursement, and deduction of an offset for custodian credits and 12b-1 recapture plan, was 1.64% of average daily net assets.

To help limit fund expenses, Pacific Life has contractually agreed to waive all or part of its investment advisory fees or otherwise reimburse each portfolio for operating expenses (including organizational expenses, but not including advisory fees, 12b-1 distribution expenses, additional costs associated with foreign investing, interest (including commitment fees), taxes, brokerage commissions and other transactional expenses, extraordinary expenses, expenses not incurred in the ordinary course of business, and expenses of counsel or other persons or services retained by the fund’s independent trustees) that exceed an annual rate of 0.10% of its average daily net assets. Such waiver or reimbursement is subject to repayment to the extent such expenses fall below the 0.10% expense cap in future years. Any amounts repaid to Pacific Life will have the effect of increasing such expenses of the portfolio, but not above the 0.10% expense cap. There is no guarantee that Pacific Life will continue to cap expenses after April 30, 2004.

PACIFIC SELECT EXEC II BASICS

Pacific Select Exec II is a flexible premium variable life insurance policy that insures the life of one person and pays death benefit proceeds after that person has died.

When you buy a Pacific Select Exec II life insurance policy, you’re entering into a contract with Pacific Life Insurance Company. Your contract with us is made up of your application, your policy, applications to change or reinstate the policy, any amendments, riders or endorsements to your policy, and specification pages.

Policy amendments and endorsements are a part of your policy and confirm changes you or we make to the policy.

Specification pages summarize information specific to your policy at the time the policy is issued.

Riders provide extra benefits, some at additional cost. Not all riders are available in every state, and some riders may only be added when you apply for your policy.

When we approve your signed application, we’ll issue your policy. If your application does not meet our underwriting and administrative requirements, we can reject it or ask you for more information. Once we receive your first premium payment, the policy has been delivered to you and any contractual and administrative requirements have been met, we’ll consider your policy to be in force. Our obligations under the policy begin when the policy is in force and has been delivered to you.

Your policy will be in force until one of the following happens:

• the person insured by the policy dies

• the grace period expires and your policy lapses, or

• you surrender your policy.

If your policy is not in force when the person insured by the policy dies, we are not obligated to pay the death benefit proceeds to your beneficiary.

Owners, person insured by the

policy, and beneficiaries

Please consult your financial advisor or a lawyer about designating ownership interests.

If you would like to change the owner of your policy, please contact us or your registered representative for a change of owner form. We can process the change only if we receive your instructions in writing.

Owners

The owner is the person named on the application who makes the decisions about the policy and its benefits while it’s in force. You can own a policy by yourself or with someone else. Two or more owners are called joint owners. You need the signatures of all owners for all policy transactions.

If one of the joint owners dies, the surviving owners will hold all rights under the policy. If the last joint owner dies, his or her estate will own the policy unless you’ve given us other instructions.

You can change the owner of your policy by completing a change of owner form. Once we’ve received and recorded your request, the change will be effective as of the day you signed the change of owner form.

Person insured by the policy
Risk classes are usually based on age, gender, health and whether or not the insured smokes. Most insurance companies use similar risk classification criteria.

This policy insures the life of one person who is age 85 or younger at the time you apply for your policy, and who has given us satisfactory evidence of insurability. We refer to this person as the insured. The policy pays death benefit proceeds after the insured has died.

The insured is assigned an underwriting or insurance risk class which we use to calculate cost of insurance and other charges. We normally use the medical or paramedical underwriting method to assign underwriting or insurance risk classes, which may require a medical examination. We may, however, use other forms of underwriting if we think it’s appropriate.

When we refer to age throughout this prospectus, we’re using the word as we’ve defined it here, unless we tell you otherwise.

When we use a person’s age in policy calculations, we generally use his or her age as of the nearest policy date, and we add one year to this age on each policy anniversary date. For example, when we talk about someone “reaching age 100”, we’re referring to the policy anniversary date closest to that person’s 100th birthday, not to the day when he or she actually turns 100.

If you would like to change the beneficiary of your policy, please contact us or your registered representative for a change of beneficiary form. We can process the change only if we receive your instructions in writing.

Beneficiaries

The beneficiary is the person, people, entity or entities you name to receive the death benefit proceeds. Here are some things you need to know about naming beneficiaries:

• You can name one or more primary beneficiaries who each receive an equal share of the death benefit proceeds unless you tell us otherwise. If one beneficiary dies, his or her share will pass to the surviving primary beneficiaries in proportion to the share of the proceeds they’re entitled to receive, unless you tell us otherwise.

• You can also name a contingent beneficiary for each primary beneficiary you name. The contingent beneficiary will receive the death benefit proceeds if the primary beneficiary dies.

• You can choose to make your beneficiary permanent (sometimes called irrevocable). You cannot change a permanent beneficiary’s rights under the policy without his or her permission.

If none of your beneficiaries is still living when the death benefit proceeds are payable, you as the policy owner will receive the proceeds. If you’re no longer living, the proceeds will go to your estate.

You can change your beneficiary at any time while the insured is still living, and while the policy is in force. The change will be effective as of the day you signed the change of beneficiary form.

Policy date, monthly payment date, policy anniversary date In Massachusetts, the policy date is known as the issue date.

Your policy date

This is usually the day we approve your policy application. It’s also the beginning of your first policy year. Your policy’s monthly, quarterly, semi-annual and annual anniversary dates are based on your policy date.

The policy date is set so that it never falls on the 29th, 30th or 31st of any month. We’ll apply your first premium payment as of your policy date or as of the day we receive your premium, whichever is later.

PACIFIC SELECT EXEC II BASICS

Backdating your policy
In Ohio, your policy can be backdated only three months.

You can have your policy backdated up to six months, as long as we approve it. Backdating in some cases may lower your cost of insurance rates since these rates are based on the age of the insured. Your first premium payment must cover the premium load and monthly charges for the period between the backdated policy date and the day your policy is issued.

Re-dating your policy

Once your policy is issued, you may request us to re-date your policy to the date it is delivered to you, or the date we receive the initial premium, if earlier than the delivery date. Re-dating will only be allowed back to the date money is received on your policy. If your delivery date is the 29th, 30th or 31st of any month, the policy will be dated the 28th of that month.

It may be disadvantageous to request that the policy be re-dated. A new policy date may cause the insured’s age for insurance purposes to change and the cost of insurance rates to increase. It will also affect events based on time elapsed since policy date, such as suicide and contestable clauses and surrender charge periods.

We will not re-date policies that are issued with a temporary insurance premium, initial premium, or funds from an IRC Section 1035 exchange.

Your monthly payment date

This is the day we deduct the monthly charges from your policy’s accumulated value. The first monthly payment date is your policy date, and it’s the same day each month thereafter. Monthly charges are explained in the section called Your policy’s accumulated value.

Your policy anniversary date

This is the same day as your policy date every year after we issue your policy. A policy year starts on your policy date and each anniversary date, and ends on the day before the next anniversary date.

Understanding policy expenses and cash flow (including fees and charges of fund portfolios)

The chart to the right illustrates how cash normally flows through a Pacific Select Exec II policy.

Under a flexible premium life insurance policy, you have the flexibility to choose the amount and frequency of your premium payments. You must, however, pay enough premiums to cover the ongoing cost of policy benefits.

Investment earnings will increase your policy’s accumulated value, while investment losses will decrease it. The premium payments you’ll be required to make to keep your policy in force will be influenced by the investment results of the investment options you choose.

The dark shaded boxes show the fees and expenses you pay directly or indirectly under your policy.

In some states we’ll hold your net premium payments in the Money Market investment option until the free look transfer date. Please turn to Your right to cancel for details.

PACIFIC SELECT EXEC II BASICS

Statements and reports we’ll send you

We send the following statements and reports to policy owners:

• a confirmation for many financial transactions, usually including premium payments and transfers, loans, loan repayments, withdrawals and surrenders. Monthly deductions and scheduled transactions made under the dollar cost averaging, portfolio rebalancing and first year transfer programs are reported on your quarterly policy statement.

• a quarterly policy statement. The statement will tell you the accumulated value of your policy by investment options, cash surrender value, the amount of the death benefit, the policy’s face amount, and any outstanding loan amount. It will also include a summary of all transactions that have taken place since the last quarterly statement, as well as any other information required by law.

• supplemental schedules of benefits and planned periodic premiums. We’ll send these to you if you change your policy’s face amount or change any of the policy’s other benefits.

• financial statements, at least annually or as required by law, of the separate account and Pacific Select Fund, that include a listing of securities for each portfolio of the Pacific Select Fund.

Your right to cancel

There are special rules for the free look period in certain states. Here are some examples:

• In California the free look period ends 30 days after you receive your policy if you’re 60 years old or over or if you’re replacing another life insurance policy.

• In Colorado the free look period ends after 15 days.

• In North Dakota the free look period ends after 20 days.

Please call us or your registered representative if you have questions about your right to cancel your policy.

Your policy provides a free look period once it is in force. During the free look period, you have the right to cancel (or refuse) your policy and return it to us or your registered representative for a refund.

You’ll find a complete description of the free look period that applies to your policy on the policy’s cover sheet, or on a notice that accompanied your policy. Generally, the free look period ends 10 days after you receive your policy. Some states may have a different free look period if you are replacing another life insurance policy.

The amount of your refund may be more or less than the premium payments you’ve made, depending on the state where you signed your application. We’ll always deduct any outstanding loan amount from the amount we refund to you.

In most states, your refund will be based on the accumulated value of your policy. In these states, we’ll allocate your net premiums to the investment options you’ve chosen. If you exercise your right to cancel, your refund will be:

• any charges or taxes we’ve deducted from your premiums

• the net premiums allocated to the fixed options

• the accumulated value allocated to the variable investment options

• any monthly charges and fees we’ve deducted from your policy’s accumulated value in the variable investment options.

In some states we’re required to refund the premium payments you’ve made. If you sign your application in one of these states, we’ll hold the net premiums in the Money Market investment option until the free look transfer date. On that day, we’ll transfer the accumulated value in the Money Market investment option to the investment options you’ve chosen.

The free look transfer date is the latest of the following:

• 15 days after we issue your policy

• when we consider your policy to be in force.

Timing of payments, forms and

requests

A business day, called a valuation date in your policy, is any day that the New York Stock Exchange and our life insurance operations center are open. It usually ends at 4:00 p.m. Eastern time.

The New York Stock Exchange and our life insurance operations center are usually closed on weekends and on the following days:

• New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, July Fourth, Labor Day, Thanksgiving Day and Christmas Day,

and

• the Friday before New Years Day, July Fourth or Christmas Day if that holiday falls on a Saturday

• the Monday following New Year’s Day, July Fourth or Christmas Day if that holiday falls on a Sunday unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period.

Call us or contact your registered representative if you have any questions about the proper form required for a request.

To request payment of death benefit proceeds, send us proof of death and payment instructions.

Effective date

Once your policy is in force, the effective date of payments, forms and requests you send us is usually determined by the day and time we receive the item in proper form at the mailing address that appears on the back cover of this prospectus.

Planned periodic premium payments, loan requests, transfer requests, loan payments or withdrawal or surrender requests that we receive in proper form before 4:00 p.m. Eastern time on a business day will normally be effective as of the end of that day, unless the transaction is scheduled to occur on another business day. If we receive your payment or request on or after 4:00 p.m. Eastern time on a business day, your payment or request will be effective as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we’ll process it as of the end of the next business day.

Other forms, notices and requests are normally effective as of the next business day after we receive them in proper form, unless the transaction is scheduled to occur on another business day. Change of owner and beneficiary forms are effective as of the day you sign the change form, once we receive them in proper form.

Proper form

We’ll process your requests once we receive all letters, forms or other necessary documents, completed to our satisfaction. Proper form may require, among other things, a signature guarantee or some other proof of authenticity. We do not generally require a signature guarantee, but we may ask for one if it appears that your signature has changed, if the signature does not appear to be yours, if we have not received a properly completed application or confirmation of an application, or for other reasons to protect you and us.

When we make payments and transfers

We’ll normally send the proceeds of transfers, withdrawals, loans, surrenders, exchanges and death benefit payments within seven days after the effective date of the request in proper form. We may delay payments and transfers, or the calculation of payments and transfers based on the value in the variable investment options under unusual circumstances, for example, if:

• the New York Stock Exchange closes on a day other than a regular holiday or weekend

• trading on the New York Stock Exchange is restricted

• an emergency exists as determined by the SEC, as a result of which the sale of securities is not practicable, or it is not practicable to determine the value of a variable account’s assets, or

• the SEC permits a delay for the protection of policy owners.

We may delay transfers and payments from the fixed options, including the proceeds from withdrawals, surrenders and loans, for up to six months. We’ll pay interest at an annual rate of at least 3% on any withdrawals or surrender proceeds from the fixed options that we delay for 30 days or more.

We pay interest at an annual rate of at least 3% on death benefit proceeds, calculated from the day the insured dies to the day we pay the proceeds.

PACIFIC SELECT EXEC II BASICS

Telephone and electronic transactions Please ask your registered representative for more information regarding electronic transactions.

You can make loans or transfers, and give us instructions regarding the dollar cost averaging program or portfolio rebalancing program, by telephone any time after the free look period as long as we have your signed authorization form on file.

Certain registered representatives are able to give us instructions electronically if authorized by you. You may appoint your registered representative to give us instructions on your behalf by completing and filing a telephone and electronic authorization form with us.

Here are some things you need to know about telephone and electronic transactions:

• You must complete a telephone and electronic authorization form.

• If your policy is jointly owned, all joint owners must sign the telephone and electronic authorization. We’ll take instructions from any owner or anyone you appoint.

• We may use any reasonable method to confirm that your telephone or electronic instructions are genuine. For example, we may ask you to provide personal identification or we may record all or part of the telephone conversation. We may refuse any transaction request made by telephone or electronically.

We’ll send you a written confirmation of each telephone and electronic transaction.

Sometimes, you may not be able to make loans or transfers by telephone or electronically, for example, if our telephone lines or our website are busy because of unusual market activity or a significant economic or market change, or our telephone lines or the Internet are out of service during severe storms or other emergencies. In these cases, you can send your request to us in writing, or call us the next business day or when service has resumed.

When you send us your telephone and electronic authorization form, you agree that:

• we can accept and act upon instructions you or anyone you appoint give us over the telephone or electronically

• neither we, any of our affiliates, the Pacific Select Fund, or any director, trustee, officer, employee or agent of ours or theirs will be liable for any loss, damages, cost or expenses that result from transactions processed because of a request by telephone or submitted electronically that we believe to be genuine, as long as we have followed our own procedures

• you bear the risk of any loss that arises from your right to make loans or transfers over the telephone or electronically.

THE DEATH BENEFIT

We’ll pay death benefit proceeds to your beneficiary after the insured dies while the policy is still in force. Your beneficiary generally will not have to pay federal income tax on death benefit proceeds.

Your policy’s initial amount of insurance coverage is its initial face amount. We determine the face amount based on instructions provided in your application.

The minimum face amount when a policy is issued is usually $50,000, but we may reduce this in some circumstances.

You’ll find your policy’s face amount, which includes any increases or decreases, in the specification pages in your policy.

If you signed the application for your policy in Florida, after the insured reaches age 100, the death benefit equals the accumulated value.

This policy offers three death benefit options, Options A, B and C. The option you choose will generally depend on which is more important to you: a larger death benefit or building the accumulated value of your policy.

This policy offers two ways to calculate the guideline minimum death benefit: the cash value accumulation test and the guideline premium test. These are called death benefit qualification tests. The test you choose will generally depend on the amount of premiums you want to pay.

Here are some things you need to know about the death benefit:

• You choose your death benefit option and death benefit qualification test on your policy application.

• If you do not choose a death benefit option, we’ll assume you’ve chosen Option A.

• If you do not choose a death benefit qualification test, we’ll assume you’ve chosen the guideline premium test.

• The death benefit will always be the greater of the death benefit under the option you choose or the guideline minimum death benefit, calculated using the death benefit qualification test you’ve chosen.

• The death benefit will never be lower than the face amount of your policy if you’ve chosen Option A or B. The death benefit proceeds will always be reduced by any outstanding loan amount.

• We’ll pay the death benefit proceeds to your beneficiary when we receive proof of the insured’s death.

Choosing your death benefit option	You can choose one of the following three options for the death benefit on your application.
Option A – the face amount of your policy.

Option B – the face amount of your policy plus its accumulated value.

The death benefit changes as your policy’s accumulated value changes. The better your investment options perform, the larger the death benefit will be.

Option C – the face amount of your policy plus the total premiums you’ve paid minus any withdrawals or distributions made.

The more premiums you pay and the less you withdraw, the larger the death benefit will be.

THE DEATH BENEFIT

Choosing a death benefit

qualification test

The guideline minimum death benefit is the minimum death benefit needed for your policy to qualify as life insurance under Section 7702 of the tax code.

There are other limits on premiums you can pay into your policy, which are listed in How premiums work, and described in more detail in the SAI.

This policy offers two death benefit qualification tests, which we use to calculate the guideline minimum death benefit. You choose one of these tests on your application. Once you choose a test, you cannot change it.

Your death benefit qualification test affects the following:

• premium limitations

• amount of guideline minimum death benefit

• monthly cost of insurance charges

• flexibility to reduce face amount.

Each test determines what the guideline minimum death benefit should be in relation to your policy’s accumulated value. The death benefit determined under either test will be at least equal to the amount required for the policy to qualify as life insurance under the tax code.

Cash value accumulation test

The cash value accumulation test is defined in Section 7702(b) of the tax code.

An example

For a policy that insures a male, age 45 when the policy was issued, with a standard nonsmoking risk class, in Policy Year 6 the guideline minimum death benefit under the cash value accumulation test is calculated by multiplying each $1,000 of accumulated value by a “net single premium factor” of 2.4728.

The cash value accumulation test is available to policies issued on or after February 1, 2000.

If you choose the cash value accumulation test, your policy’s guideline minimum death benefit will be the greater of:

• the minimum death benefit amount that's needed for the policy to qualify as life insurance under the cash value accumulation test in the tax code, or

• 101% of the policy’s accumulated value.

Under this test, a policy’s death benefit must be large enough to ensure that its cash surrender value, as defined in Section 7702 of the tax code (and which is based on accumulated value, among other things), is never larger than the net single premium that’s needed to fund future benefits under the policy. The net single premium under your policy varies according to the insured’s age, sex, and risk class. It’s calculated using an interest rate of at least 4% and the guaranteed mortality charges at the time the policy is issued. We’ll use a higher interest rate if we’ve guaranteed it under your policy.

Guideline premium test

The guideline premium test is defined in Section 7702(a)(2) of the tax code.

Death benefit percentages are defined in Section 7702(d) of the tax code.

Before you buy a policy, you can ask us or your registered representative for a personalized illustration that shows you the guideline single premium and guideline level annual premiums.

Under this test, the guideline minimum death benefit is calculated by multiplying your policy’s accumulated value by a guideline premium death benefit percentage. The death benefit percentage is based on the age of the insured, so it varies over time. It is 250% when the insured is age 40 or younger, and reduces as the person gets older. You’ll find a table of death benefit percentages in Appendix D and in your policy.

If you choose the guideline premium test, the total premiums you pay cannot exceed your policy’s guideline premium limit. Your policy’s guideline premium limit is the greater of:

• the guideline single premium or

• the sum of the guideline level annual premiums to date.

If you increase or decrease your coverage, the guideline single or level premiums may be increased or decreased. These changes may be more than proportionate.

Comparing the death benefit qualification tests

The table below shows a general comparison of how features of your policy may be affected by your choice of death benefit qualification test. When choosing between the tests, you should consider:

Net amount at risk is the difference between the death benefit that would be payable if the insured died and the accumulated value of your policy.

Cost of insurance charges are based, among other things, upon your policy’s net amount at risk. See Your accumulated value for more information on how cost of insurance charges are calculated.

	Cash value accumulation test	Guideline premium test

Premium payments	Allows flexibility to pay more premium[1]	Premium payments are limited under the tax code
Death benefit	Generally higher as policy duration increases	May be higher in early years of policy
Monthly cost of insurance charges	May be higher, if the death benefit is higher	May be lower, except perhaps in early years of policy
Face amount decreases	Will not require return of premium or distribution of accumulated value	May require return of premium or distribution of accumulated value to continue policy as life insurance

[1]    Under the cash value accumulation test, if you want to pay a premium that increases the net amount at risk, you will need to provide us with satisfactory evidence of insurability before we can increase the death benefit. In this event, your cost of insurance charges will also increase.

Comparing the death benefit options

The tables below compare the death benefits provided by the policy’s three death benefit options. The examples are intended only to show differences in death benefits and net amounts at risk. Accumulated value assumptions may not be realistic.

The example below is based on the following:

• the insured is age 45 at the time the policy was issued and dies at the beginning of the sixth policy year

• face amount is $100,000

• accumulated value at the date of death is $25,000

• total premium paid into the policy is $30,000

• the guideline minimum death benefit under the guideline premium test is $46,250 (assuming a guideline premium test factor of 185% x accumulated value)

• the guideline minimum death benefit under the cash value accumulation test is $61,820.00 (assuming a net single premium factor of $2.4728 for each $1,000 of accumulated value).

			If you select the guideline premium test, the death benefit is the larger of these two amounts

	Death benefit option	How it’s calculated	Death benefit under the option	Guideline minimum death benefit	Net amount at risk used for cost of insurance charge

	Option A	Face amount	$100,000	$46,250	$74,754.01
	Option B	Face amount plus accumulated value	$125,000	$46,250	$99,692.51
	Option C	Face amount plus premiums less distributions	$130,000	$46,250	$104,680.21

THE DEATH BENEFIT

			If you select the cash value accumulation test, the death benefit is the larger of these two amounts

	Death benefit option	How it’s calculated	Death benefit under the option	Guideline minimum death benefit	Net amount at risk used for cost of insurance charge

	Option A	Face amount	$100,000	$61,820	$74,754.01
	Option B	Face amount plus accumulated value	$125,000	$61,820	$99,692.51
	Option C	Face amount plus premiums less distributions	$130,000	$61,820	$104,680.21

If the death benefit equals the guideline minimum death benefit, any increase in accumulated value will cause an automatic increase in the death benefit.

Here’s the same example, but with an accumulated value of $75,000. Because accumulated value has increased, the guideline minimum death benefit is now:

• $138,750 for the guideline premium test

• $185,460 for the cash value accumulation test.

			If you select the guideline premium test, the death benefit is the larger of these two amounts
	Death benefit option	How it’s calculated	Death benefit under the option	Guideline minimum death benefit	Net amount at risk used for cost of insurance charge

	Option A	Face amount	$100,000	$138,750	$63,408.68
	Option B	Face amount plus accumulated value	$175,000	$138,750	$99,569.51
	Option C	Face amount plus premiums less distributions	$130,000	$138,750	$63,408.68

			If you select the cash value accumulation test, the death benefit is the larger of these two amounts
	Death benefit option	How it’s calculated	Death benefit under the option	Guideline minimum death benefit	Net amount at risk used for cost of insurance charge

	Option A	Face amount	$100,000	$185,460	$110,003.78
	Option B	Face amount plus accumulated value	$175,000	$185,460	$110,003.78
	Option C	Face amount plus premiums less distributions	$130,000	$185,460	$110,003.78

These examples show that each death benefit option provides a different level of protection. Keep in mind that cost of insurance charges, which affect your policy’s accumulated value, increase with the amount of the death benefit, as well as over time. The cost of insurance is charged at a rate per $1,000 of the discounted net amount at risk. As the net amount at risk increases, your cost of insurance increases. Accumulated value also varies depending on the performance of the investment options in your policy.

When we pay the death benefit

Your beneficiary can choose to receive the death benefit proceeds in a lump sum or use it to buy an income benefit. Please see the discussion about income benefits in General information about your policy.

It is important that we have a current address for your beneficiary so that we can pay death benefit proceeds promptly. If we cannot pay the proceeds to your beneficiary within five years of the death of the insured, we’ll be required to pay them to the state.

We calculate the amount of the death benefit proceeds as of the end of the day the insured dies. If the insured dies on a day that is not a business day, we calculate the proceeds as of the next business day.

Your policy’s beneficiary must send us proof that the insured died while the policy was in force, along with payment instructions.

Death benefit proceeds equal the total of the death benefits provided by your policy and any riders you’ve added, minus any outstanding loan amount, minus any overdue charges.

We’ll pay interest at an annual rate of at least 3% on the death benefit proceeds, calculated from the day the insured dies to the day we pay the proceeds. In some states we may pay a higher rate of interest if required by law.

Changing your death benefit option

We will not change your death benefit option if it means your policy will be treated as a modified endowment contract, unless you’ve told us in writing that this would be acceptable to you. Modified endowment contracts are discussed in Variable life insurance and your taxes.

You can change your death benefit option while your policy is in force. Here’s how it works:

• You can change the death benefit option once in any policy year.

• You must send us your request in writing.

• You can change to Option A or Option B.

• You cannot change from any death benefit option to Option C.

• The change will become effective on the first monthly payment date after we receive your request. If we receive your request on a monthly payment date, we’ll process it that day.

• We may charge you a fee of up to $100 each time you request to change your death benefit option.

• The face amount of your policy will change by the amount needed to make the death benefit under the new option equal the death benefit under the old option just before the change. We will not let you change the death benefit option if doing so means the face amount of your policy will become less than $50,000. We may waive this minimum amount under certain circumstances.

• Changing the death benefit option can also affect the monthly cost of insurance charge since this charge varies with the net amount at risk.

• The new death benefit option will be used in all future calculations.

THE DEATH BENEFIT

Changing the face amount

If you change the face amount, we’ll send you a supplemental schedule of benefits and premiums.

If your policy’s death benefit is equal to the guideline minimum death benefit, and the net amount at risk is more than three times the death benefit on the policy date, we may reduce the death benefit by requiring you to make a withdrawal from your policy.

If we require you to make a withdrawal, we will not charge you our usual $25 withdrawal fee, but the withdrawal may be taxable. Please turn to Withdrawals, surrenders and loans for information about making withdrawals.

Coverage segment refers separately to the initial face amount and any increase in face amount.

You can increase or decrease your policy’s face amount starting on the first policy anniversary as long as we approve it. Here’s how it works:

• You can change the face amount as long as the insured is still living.

• You can only change the face amount once in any policy year.

• You must send us your request in writing while your policy is in force.

• Unless you request otherwise, the change will become effective on the first monthly payment date after we receive your request. If we receive your request on a monthly payment date, we’ll process it that day.

• The insured will also need to agree to the change in face amount, if you are not the insured.

• Increasing the face amount may increase the death benefit, and decreasing the face amount may decrease the death benefit. The amount the death benefit changes will depend, among other things, on the death benefit option you’ve chosen and whether, and by how much, the death benefit is greater than the face amount before you make the change.

• Changing the face amount can affect the net amount at risk, which affects the cost of insurance charge. An increase in the face amount may increase the cost of insurance charge, while a decrease may decrease the charge.

• We can refuse your request to make the face amount less than $50,000. We can waive this minimum amount in certain situations, such as group or sponsored arrangements.

Increasing the face amount

Here are some additional things you should know about increasing the face amount:

• You must give us satisfactory evidence of insurability.

• Each increase you make to the face amount must be $25,000 or more.

• We may charge you a fee of up to $100 for each increase. We deduct the fee on the day the increase is effective from all of your investment options in proportion to the accumulated value you have in each option.

• Each increase in face amount will have an associated cost of insurance rate, mortality and expense risk face amount charge, surrender charge and maximum surrender charge.

Decreasing the face amount may affect your policy’s tax status. To ensure your policy continues to qualify as life insurance, we might be required to return part of your premium payments to you if you’ve chosen the guideline premium test, or make distributions from the accumulated value, which may be taxable.

For more information, please see Variable life insurance and your taxes.

Decreasing the face amount

Here are some additional things you should know about decreasing the face amount:

• The initial face amount and any additional coverage segment are eligible for decrease

• on or after the fifth anniversary of its effective date; or

• on or after the first anniversary of its effective date if its effective date is before the date the endorsement that limits your right to face amount decreases as stated above is added to your policy according to our administrative procedure.

• We’ll apply any decrease in the face amount to eligible coverage segments in the following order:

• to the most recent eligible increases you made to the face amount

• to the initial face amount.

• We do not charge you for a decrease in face amount.

• We can refuse your request to decrease the face amount if making the change means:

• your policy will end because it no longer qualifies as life insurance

• the distributions we’ll be required to make from your policy’s accumulated value will be greater than your policy’s net cash surrender value

• your policy will become a modified endowment contract and you have not told us in writing that this is acceptable to you.

Optional riders

Ask your registered representative for more information about the riders available with the policy, or about other kinds of life insurance policies offered by Pacific Life.

There may be tax consequences if you exercise your rights under the Accelerated living benefits rider. Please see Variable life insurance and your taxes for more information.

Samples of the provisions for the extra optional benefits are available from us upon written request.

There are nine optional riders that provide extra benefits, some at additional cost. Not all riders are available in every state, and some riders may only be added when you apply for your policy.

•  Accidental death rider

Provides additional insurance coverage in the event of the accidental death of the insured.

•  Children’s term rider

Provides term insurance for the children of the insured.

•  Annual renewable term rider

Provides annual renewal term insurance on the insured.

•  Annual renewable and convertible term rider

Provides annual renewal term insurance on members of the insured’s immediate family.

•  Accounting benefit rider

Provides added protection benefit on the insured.

•  Guaranteed insurability rider

Gives the right to buy additional insurance on the life of the insured on certain specified dates without proof of insurability.

•  Waiver of charges rider

Waives certain charges if the insured becomes totally disabled before age 60.

•  Accelerated living benefits rider

Gives the policy owner access to a portion of the policy’s death benefit if the insured has been diagnosed with a terminal illness resulting in a life expectancy of six months or less (or longer than six months in some states).

•  Disability benefit rider

Provides a monthly addition to the policy’s accumulated value when the insured has a qualifying disability, until he or she reaches age 65.

We’ll add any rider charges to the monthly charge we deduct from your policy’s accumulated value.

More detailed information regarding each rider appears in the SAI.

THE DEATH BENEFIT

Things to keep in mind

We offer other variable life insurance policies which provide insurance protection on the life of one person or the lives of two people. The loads and charges on these policies may be different. Combining a policy and a rider, however, may be more economical than adding another policy. It may also be more economical to provide an amount of insurance coverage through a policy alone. Many life insurance policies have some flexibility in structuring the face amount, the death benefit, and premium payments in targeting the cash values based on your particular needs.

Under certain circumstances, combining a policy with an Annual renewable term rider or Accounting benefit rider may result in a face amount equal to the face amount of a single policy.

In general, your policy coverage offers the advantage of lower guaranteed cost of insurance rates than the added riders. If you add a rider or riders to your policy, and if we apply maximum guaranteed charges, you may increase your risk of lapse even if all premiums are paid. Adding a rider or riders may also affect the amount of premium you can pay on your policy and still have it qualify as life insurance.

Combining a policy with an Annual renewable term rider may lower costs and may improve accumulated value accrual for the same amount of death benefit. However, your policy has guaranteed maximum charges. Adding an Annual renewable term rider will result in guaranteed maximum charges that are higher than for a single policy with the same face amount.

Combining a policy with an Accounting benefit rider may improve accumulated value accrual in the early years of your policy, but could result in either higher or lower charges than under a single policy. The timing of certain charges for policies held for certain periods may also be affected.

Ultimately, individual needs and objectives vary, and they may change through time. It is important that you consider your goals and options carefully. You choose the proportion of your policy’s face amount that is made up of policy, Annual renewable term rider, or Accounting benefit rider. You should discuss your insurance needs and financial objectives with your registered representative before purchasing any life insurance product. Your registered representative can provide you with additional illustrations showing the effects of different proportions of policy and rider coverage to help you make your decision. You should also consider a periodic review of your coverage with your registered representative.

HOW PREMIUMS WORK

The amount, frequency, and period of time over which you make premium payments may affect whether your policy will be classified as a modified endowment contract, or no longer qualifies as life insurance for tax purposes. See Variable life insurance and your taxes for more information.

Your policy gives you the flexibility to choose the amount and frequency of your premium payments within certain limits. Each premium payment must be at least $50.

We deduct a premium load from each premium payment, and then allocate your net premium to the investment options you’ve chosen. Depending on the performance of your investment options, and on how many withdrawals, loans or other policy features you’ve taken advantage of, you may need to make additional premium payments to keep your policy in force.

If we do not receive your first premium payment within 20 days after we issue your policy, we can cancel the policy and refund any partial premium payment you’ve made. We may waive the 20 day requirement in some cases.

Planned periodic premium

payments

Even if you pay all your premiums when they’re scheduled, your policy could lapse if the accumulated value, less any outstanding loan amount, is not enough to pay your monthly charges. Turn to Your policy’s accumulated value for more information.

You can schedule the amount and frequency of your premium payments. We refer to scheduled premium payments as your planned periodic premium. Here’s how it works:

• On your application, you choose a fixed amount of at least $50 for each premium payment.

• You indicate whether you want to make premium payments annually, semi-annually, or quarterly. You can also choose monthly payments using our monthly electronic funds transfer plan, which is described below.

• We send you a notice to remind you of your scheduled premium payment (except for monthly electronic funds transfer plan payments, which are paid automatically). If you own more than one policy, we’ll send one notice — called a listbill — that reminds you of your payments for all of your policies. You can choose to receive the listbill every month. While you do not have to make the premium payments you’ve scheduled, not making a premium payment may have an impact on any financial objectives you may have set for your policy’s accumulated value and death benefit, and could cause your policy to lapse.

• We’ll treat any payment you make during the life of your policy as a loan repayment, not as a premium payment, unless you tell us otherwise. When a payment, or any portion of it, exceeds your outstanding loan amount, we’ll treat it as a premium payment.

Paying your premium

Premium payments must be made in a form acceptable to us before we can process it. You may pay your premium:

• by personal check, drawn on a U.S. bank

• by cashier’s check, money order, and traveler’s checks in single denominations of $10,000 or more if they originate in a U.S. bank

• by cashier’s checks of less than $10,000 for non-qualified IRC Section 1035(a) exchanges, that are requested by Pacific Life

• by third party check, when there is a clear connection of the third party to the underlying transaction

• wire transfers that originate in U.S. banks.

HOW PREMIUMS WORK

We may not accept premium payments in the following forms:

• cash

• credit card or check drawn against a credit card account

• cashier’s check, money order or traveler’s checks in single denominations of less than $10,000

• cashier’s checks, money orders, traveler’s checks or personal checks drawn on non-U.S. banks, even if the payment may be effected through a U.S. bank

• third party check, if there is not a clear connection of the third party to the underlying transaction

• wires that originate from foreign bank accounts.

All unacceptable forms of premium payments will be returned to the payor along with a letter of explanation. We reserve the right to reject or accept any form of payment. If you make premium payments or loan repayments by electronic funds transfer or by check other than a cashier’s check, your payment of any withdrawal proceeds and any refund during the free look period may be delayed until we receive confirmation in our administrative office that your payment has cleared.

Monthly electronic funds transfer plan

Once you’ve made your first premium payment, you can make monthly premium payments using our electronic funds transfer plan. Here’s how it works:

• you authorize us to withdraw a specified amount from your checking account each month

• you can choose any day between the 4th and 28th of the month

• if you do not specify a day for us to make the withdrawal, we’ll withdraw the premium payment on your policy’s monthly anniversary. If your policy’s monthly anniversary falls on the 1st, 2nd or 3rd of the month, we’ll withdraw the payment on the 4th of each month.

Deductions from your premiums Your net premium is your premium payment less the premium load.

We deduct a premium load from each premium payment you make. The load is made up of three charges:

Sales load

We deduct a 2.5% sales load from each premium payment you make. This charge helps pay for the cost of distributing our policies.

Premium based tax charges

State and local charge

We deduct 2.35% from each premium payment to pay state and local premium and other taxes. The actual taxes we pay vary from state to state, and in some instances, among municipalities. We do not expect to change the rate unless the rate we pay changes.

Federal charge

We deduct 1.50% from each premium payment to compensate us for certain costs associated with our federal taxes. We reserve the right to change this rate to respond to changes in law.

Allocating your premiums There are special restrictions when allocating premiums to the Fixed LT account. Please turn to Your investment options for more information about the investment options.

We generally allocate your net premiums to the investment options you’ve chosen on your application on the day we receive them. We currently limit your allocations to 20 investment options at one time.

When we allocate your first premium depends on the state where you signed your policy application. If you signed your application in a state that requires us to return the premiums you’ve paid if you exercise your free look right, we’ll hold your net premiums in the Money Market investment option until the free look transfer date, and then transfer them to the investment options you’ve chosen.

If you signed your application in a state that requires refunds to be based on accumulated value if you exercise your free look right, we allocate net premiums to the investment options you’ve chosen on the day we receive them or your policy date, if later.

Portfolio optimization

Portfolio optimization is an asset allocation service we offer for use with your policy. Asset allocation is the distribution of investments among asset classes and involves decisions about which asset classes should be selected and how much of the total accumulated value should be allocated to each asset class. The theory of portfolio optimization is that diversification among asset classes can help reduce volatility over the long-term.

You may change your model selection at any time with a proper written request or by telephone or electronic instructions provided your completed telephone and electronic authorization form is on file with us. You should consult with your financial adviser or investment professional to assist you in determining which model meets your financial needs, investment time horizon, and is consistent with your risk comfort level. You should periodically review those factors to determine if you need to change models to reflect such changes. Your registered representative can assist you in completing the proper forms to enroll in portfolio optimization.

Pacific Life and Ibbotson Associates, one of the premier firms in designing asset allocation-based investment strategies, developed five model portfolios, each comprised of a carefully selected combination of Pacific Select Fund portfolios. Portfolio optimization is a two-step process. First, Ibbotson performs an optimization analysis to determine the break down of asset classes. Optimization analysis requires forecasting returns, standard deviations and correlation coefficients of asset classes over the desired investing horizon and an analysis using a state-of-the art program and a statistical analytical technique known as “mean-variance optimization”. Next, after the asset class exposures are known, Ibbotson determines how each investment option (underlying portfolio) can be used to implement the asset class level allocations. The portfolios are selected by evaluating the asset classes represented by the portfolios and combining portfolios to arrive at desired asset class exposures. The portfolio-specific analysis uses historical returns-based style analysis and asset performance and regression and attribution analyses. It may also include portfolio manager interviews. Based on this analysis, portfolios are selected in a way intended to optimize returns for each model, given a particular level of risk tolerance.

If you select a portfolio optimization model, your initial net premium payment (in the case of a new application) or accumulated value, as applicable, will be allocated to the investment options according to the model you select. Subsequent net premium payments will also be allocated accordingly, unless you instruct us otherwise in writing. If you choose, you can rebalance your accumulated value quarterly, semi-annually, or annually, to maintain the asset allocation given in your portfolio optimization model. If you also allocate part of your net premium payment or accumulated value outside the model, rebalancing is only permitted within the model.

Generally on an annual basis, Pacific Life and Ibbotson Associates evaluate all the portfolio optimization models. Each model may change and investment options may be added to or deleted from a model as a result of the annual analysis. If your policy was purchased through Smith Barney, now known as Citigroup Global Markets Inc. or through Citicorp Investment Services (Citicorp), you must contact your registered representative if you want to move to a new model portfolio after the annual analysis. For all other policy owners, we will automatically update your model to the new version. This means your allocations, and potentially the underlying investment options, will automatically change and your account value will be automatically rebalanced among the investment options in your model each year (independently of any automatic rebalancing you may have selected).

HOW PREMIUMS WORK

Although the models are designed to optimize returns given the various levels of risk, there is no assurance that a model portfolio will not lose money or that investment results will not experience some volatility. Historical market and asset class performance may differ in the future from the historical performance and assumptions upon which the models are built. Allocation to a single asset class may outperform a model, so that you would have obtained better results in a single investment option or options representing a single asset class than in a model. Model portfolio performance is dependent upon the performance of the component investment options. The timing of your investment and the frequency of automatic rebalancing may affect performance. The value of the variable accounts will fluctuate, and when redeemed, may be worth more or less than the original cost. We have the right to terminate or change the portfolio optimization service at any time.

Limits on the premium payments you can make

We will not accept premium payments after the person insured by the policy reaches age 100.

Federal tax law puts limits on the amount of premium payments you can make in relation to your policy’s death benefit. These limits apply in the following situations:

• If you’ve chosen the guideline premium test as your death benefit qualification test and accepting the premium means your policy will no longer qualify as life insurance for federal income tax purposes.

You’ll find a detailed discussion of modified endowment contracts in Variable life insurance and your taxes.

• If applying the premium in that policy year means your policy will become a modified endowment contract.

• If applying the premium payment to your policy will increase the net amount at risk. This will happen if your policy’s death benefit is equal to the guideline minimum death benefit or would be equal to it once we applied your premium payment.

You’ll find more detailed information regarding these situations in the SAI.

YOUR POLICY’S ACCUMULATED VALUE

Accumulated value is used as the basis for determining policy benefits and charges.

Accumulated value is the value of your policy on any business day.

We use it to calculate how much money is available to you for loans and withdrawals, and how much you’ll receive if you surrender your policy. It also affects the amount of the death benefit if you choose a death benefit option that’s calculated using accumulated value.

The accumulated value of your policy is not guaranteed – it depends on the performance of the investment options you’ve chosen, the premium payments you’ve made, policy charges and how much you’ve borrowed or withdrawn from the policy.

Calculating your policy’s accumulated value Please see Taking out a loan for information about loans and the loan account.

Your policy’s accumulated value is the total amount allocated to the variable investment options and the fixed options, plus the amount in the loan account.

We determine the value allocated to the variable investment options on any business day by multiplying the number of accumulation units for each variable investment option credited to your policy on that day, by the variable investment option’s unit value at the end of that day. The process we use to calculate unit values for the variable investment options is described in Your investment options.

Monthly deductions

If there is not enough accumulated value to pay the monthly charge, your policy could lapse. The performance of the investment options you choose, not making planned premium payments, or taking out a loan all affect the accumulated value of your policy.

You’ll find a discussion about when your policy might lapse, and what you can do to reinstate it, later in this section.

We deduct a monthly charge from your policy’s accumulated value in the investment options each monthly payment date.

Unless you tell us otherwise, we deduct the monthly charge from the investment options that make up your policy’s accumulated value, in proportion to the accumulated value you have in each option. This charge is made up of three charges:

Cost of insurance

This charge is for providing you with life insurance protection. Like other policy charges, we may profit from the cost of insurance charge and may use these profits for any lawful purpose such as the payment of distribution and administrative costs.

We deduct a cost of insurance charge based on the cost of insurance rate for your policy’s initial face amount and for each increase you make to the face amount.

There are maximum or guaranteed cost of insurance rates associated with your policy. These rates are shown in your policy’s specification pages. When the insured reaches age 100, the guaranteed cost of insurance rate is zero – in other words, you no longer pay any cost of insurance.

Unisex rates are used in the state of Montana. They are also used when a policy is owned by an employer in connection with employment-related or benefit programs.

Class is determined by a number of factors, including the age, risk classification, smoking status and gender (unless unisex rates are required) of the insured, and the policy date and duration.

The guaranteed rates include the insurance risks associated with insuring one person. They are calculated using 1980 Commissioners Standard Ordinary Mortality Tables or the 1980 Commissioners Ordinary Mortality Table B, which are used for unisex cost of insurance rates. The rates are also based on the age, gender and risk class of the insured unless unisex rates are required.

Our current cost of insurance rates will apply uniformly to all members of the same class. Any changes in the cost of insurance rates will apply uniformly to all members of the same class. These rates generally increase as the person’s age increases, and they vary with the number of years the policy has been in force. Our current rates are lower than the guaranteed rates and they will not exceed the guaranteed rates in the future.

YOUR POLICY’S ACCUMULATED VALUE

Choosing a guaranteed period

We’ll guarantee our current cost of insurance rates for five years. If the insured is age 65 or younger and in our standard risk class when the policy is issued, you have the option to extend the guaranteed period to ten years. You can only do this when the policy is issued and you cannot change the guaranteed period later.

If you increase the face amount, the cost of insurance rates associated with the increase will have the same five-year or ten-year guaranteed period that you chose when the policy was issued. This will be effective on the day of the increase. However, if the insured is older than age 65 or no longer qualifies for our standard risk class on the day of the increase, you’ll receive the five-year guaranteed period.

The guaranteed period you choose may affect the accumulated value and the initial face amount of your policy, as well as the amount of premium you can pay. The five-year guaranteed period will provide for higher guideline premium and seven-pay premium limits which, if paid, provide the potential to accrue a larger accumulated value. The ten-year guarantee period will have lower premium limits, but will provide you with improved guarantees on your cost of insurance rates. You should discuss your insurance needs and financial objectives with your registered representative to help you determine which guaranteed period works best for you.

There is no charge for extending the guaranteed period to ten years.

If you add an Annual renewable term or Accounting benefit rider to your policy, we will include the face amount of the rider in this calculation of cost of insurance.

How we calculate cost of insurance

We calculate cost of insurance by multiplying the current cost of insurance rate by a discounted net amount at risk at the beginning of each policy month.

The discounted net amount at risk used in the cost of insurance calculation is the difference between a discounted death benefit that would be payable if the insured died and the accumulated value of your policy at the beginning of the policy month before the monthly charge is due.

First, we calculate the total net amount at risk for your policy in two steps:

• Step 1: we divide the death benefit that would be payable at the beginning of the policy month by 1.002466.

• Step 2: we subtract your policy’s accumulated value at the beginning of the policy month from the amount we calculated in step 1.

Next, we allocate the net amount at risk in proportion to the face amount of the base policy, any optional Annual renewable term rider and optional Accounting benefit rider, and each increase that’s in force as of your monthly payment date.

We then multiply the amount of each allocated net amount at risk by the cost of insurance rate for each coverage segment. The sum of these amounts is your cost of insurance charge.

Premiums, net premiums, policy fees and charges, withdrawals, investment performance and fees and expenses of the underlying portfolios may affect your net amount at risk, depending on the option you choose or if your death benefit under the policy is the guideline minimum death benefit.

Administrative charge

We deduct a charge of $7.50 a month to help cover the costs of administering and maintaining our policies. We guarantee that this charge will not increase. When the insured reaches age 100, the administrative charge is zero – in other words, you no longer pay any administrative charge.

Mortality and expense risk charge

Mortality risk is the chance that the people insured by policies we’ve issued do not live as long as expected. This means the cost of insurance charges specified in the policies may not be enough to pay out actual claims.

Expense risk is the chance that our actual administrative and operating expenses are more than expenses we expected.

The mortality and expense risk charge helps compensate us for these risks. It has two components, which are described in the following box. We guarantee this charge will not increase.

An example

For a policy that insures a male non-smoker who is age 45 when the policy is issued, with:

•a face amount of $350,000

•accumulated value of $30,000 after deducting any outstanding loan amount.

The monthly charge for the M&E risk face amount charge is:

•$119.70 under death benefit Option A and Option C
(($350,000 ÷ 1,000)  X  0.342).

•$159.95 under death benefit Option B (($350,000 ÷ 1,000)  X  0.457).

The monthly charge for the M&E risk asset charge is $9.58 (($25,000  X  0.0375%) plus ($5,000 X 0.0042%)).

Sample rates for the M&E risk face amount charge appear in Appendix A.

How we calculate the mortality and expense risk charge

The mortality and expense risk charge has two separate charges:

•  M&E risk face amount charge We deduct a face amount charge every month during the first 10 policy years, at a rate that is based on the age of the insured on the policy date and on a face amount component factor per $1,000 of the initial face amount of your policy. The rates for the face amount component are shown in Appendix A.

If you increase the face amount, each increase will have a corresponding face amount charge related to the amount of the increase. The charge is based on the age and risk classification of the insured at the time of the increase. We’ll specify these charges in a supplemental schedule of benefits at the time of the increase. We’ll apply each charge for 10 years from the day of the increase. If you decrease the face amount, the charge will remain the same.

•  M&E risk asset charge We deduct a risk asset charge every month at an annual rate of 0.45% (0.0375% monthly) on the first $25,000 of your policy’s accumulated value in the investment options plus an annual rate of 0.05% (0.0042% monthly) of the accumulated value in the investment options that exceeds $25,000. For the purposes of this charge, the amount of accumulated value is calculated on the monthly payment date before we deduct the monthly charge, but after we deduct any outstanding loan amount or allocate any new net premiums, withdrawals or loans. When the insured reaches age 100, the annual rate is 0%—in other words, you no longer pay this charge.

Charges for optional riders

If you add any riders to your policy, we add any charges for them to your monthly charge.

YOUR POLICY’S ACCUMULATED VALUE

Lapsing and reinstatement

Your policy will lapse if there is not enough accumulated value, after subtracting any outstanding loan amount, to cover the monthly charge on the day we make the deduction. Your policy’s accumulated value is affected by the following:

• loans or withdrawals you make from your policy

• not making planned premium payments

• the performance of your investment options

• charges under the policy.

If your policy lapses, you could face significant income tax liability in the year of the lapse. Tax issues are described in detail in Variable life insurance and your taxes.

There is no guarantee that your policy will not lapse even if you pay your planned periodic premium.

If there is not enough accumulated value to pay the total monthly charge, we deduct the amount that’s available and send you, and anyone you’ve assigned your policy to, a notice telling you the minimum amount you have to pay to keep your policy in force. This minimum amount is equal to three times the monthly charge that was due on the monthly payment date when there was not enough accumulated value to pay the charge.

We’ll give you a grace period of 61 days from when we send the notice to pay the required premium. Your policy will remain in force during the grace period.

If you do not make the minimum payment

If we do not receive your payment within the grace period, your policy will lapse with no value. This means we’ll end your life insurance coverage.

Remember to tell us if your payment is a premium payment. Otherwise, we’ll treat it as a loan repayment.

If you make the minimum payment

If we receive your payment within the grace period, we’ll allocate your net premium to the investment options you’ve chosen and deduct the monthly charge from your investment options in proportion to the accumulated value you have in each option.

If your policy is in danger of lapsing and you have an outstanding loan amount, you may find that making the minimum payment would cause the total premiums paid to exceed the maximum amount for your policy’s face amount under tax laws. In that situation, we will not accept the portion of your payment that would exceed the maximum amount. To stop your policy from lapsing, you’ll have to repay a portion of your outstanding loan amount.

How to avoid future lapsing

To stop your policy from lapsing in the future, you may want to make larger or more frequent premium payments if tax laws permit it. Or if you have a loan, you may want to repay a portion of it.

Paying death benefit proceeds during the grace period

If the insured dies during the grace period, we’ll pay death benefit proceeds to your beneficiary. We’ll reduce the payment by any unpaid monthly charges and any outstanding loan amount.

Reinstating a lapsed policy

If your policy lapses, you have five years from the end of the grace period to apply for a reinstatement. We’ll reinstate it if you send us the following:

• a written application

• evidence satisfactory to us that the insured is still insurable

• a premium payment sufficient to keep your policy in force for three months after the day your policy is reinstated

• payment of all unpaid monthly charges that were due in the grace period.

We’ll reinstate your policy as of the first monthly payment date on or after the day we approve the reinstatement. When we reinstate your policy, its accumulated value will be the same as it was on the day your policy lapsed. We’ll allocate it according to your most recent premium allocation instructions.

Reinstating a lapsed policy with an outstanding loan amount

If you had an outstanding loan amount when your policy lapsed, we will not pay or credit interest on it during the period between the lapsing and reinstatement of your policy. There are special rules that apply to reinstating a policy with an outstanding loan amount:

• If we reinstate your policy on the first monthly payment date that immediately follows the lapse, we’ll also reinstate the loan amount that was outstanding the day your policy lapsed.

• If we reinstate your policy on any monthly payment date other than the monthly payment date that immediately follows the lapse, we’ll deduct the outstanding loan amount from your policy’s accumulated value. This means you will no longer have an outstanding loan amount when your policy is reinstated.

YOUR INVESTMENT OPTIONS

This section tells you about the investment options available under your policy and how they work.

You can change your premium allocation instructions by writing or sending a fax. If we have your completed telephone and electronic authorization form on file, you can call us at 1-800-800-7681 or submit a request electronically through your appointed agent. Or you can ask your registered representative to contact us.

You’ll find information about when we allocate net premiums to your investment options in How premiums work.

Your policy’s accumulated value may be allocated to up to 20 investment options at any one time.

We put your premium payments in our general and separate accounts. We own the assets in our accounts and allocate your net premiums, less any charges, to the investment options you’ve chosen. Amounts allocated to the fixed options are held in our general account. Amounts allocated to the variable investment options are held in our separate account.

You choose your initial investment options on your application. If you choose more than one investment option, you must tell us the dollar amount or percentage you want to allocate to each option. You can change your premium allocation instructions at any time.

The investment options you choose, and how they perform, will affect your policy’s accumulated value and may affect the death benefit. Please review the investment options carefully and ask your registered representative to help you choose the right ones for your goals and tolerance for risk. Make sure you understand any costs you may pay directly and indirectly on your investment options because they will affect the value of your policy.

Variable investment options

Variable investment options are also known as variable accounts. These variable accounts are divisions of our separate account. We bear the direct operating expenses of our separate account. For more information about how these accounts work, see About Pacific Life.

We’re the investment adviser for the Pacific Select Fund. We oversee the management of all the fund’s portfolios, and manage two of the portfolios directly. We’ve retained other portfolio managers to manage the other portfolios.

You can choose from 35 variable investment options. Each variable investment option is set up as a variable account under our separate account and invests in a corresponding portfolio of the Pacific Select Fund. Each portfolio invests in different securities and has its own investment goals, strategies and risks. The value of each portfolio will fluctuate with the value of the investments it holds, and returns are not guaranteed. Your policy’s accumulated value will fluctuate depending on the investment options you’ve chosen. You bear the investment risk of any variable investment options you choose.

The following chart is a summary of the Pacific Select Fund portfolios. You’ll find detailed descriptions of the portfolios in the Pacific Select Fund prospectus that accompanies this prospectus. There’s no guarantee that a portfolio will achieve its investment objective. You should read the fund prospectus carefully before investing.

PORTFOLIO	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER
Blue Chip	Long-term growth of capital. (Current income is of secondary importance.)	Equity securities of “blue chip” companies and related derivatives.	A I M Capital Management, Inc.
Aggressive Growth	Long-term growth of capital.	Equity securities of small- and medium-sized growth companies.	A I M Capital Management, Inc.
Diversified Research	Long-term growth of capital.	Equity securities of U.S. companies and foreign companies with significant markets in the U.S.	Capital Guardian Trust Company
Small-Cap Equity	Long-term growth of capital.	Equity securities of small companies	Capital Guardian Trust Company
International Large-Cap	Long-term growth of capital.	Equity securities of companies with large market capitalizations located outside the U.S.	Capital Guardian Trust Company
Short Duration Bond	Current income. (Capital appreciation is of secondary importance.)	High quality fixed income securities with an average duration not to exceed 3 years.	Goldman Sachs Asset Management
I-Net Tollkeeper	Long-term growth of capital.	Equity securities of companies which use, support, or relate directly or indirectly to use of the Internet.	Goldman Sachs Asset Management
Financial Services	Long-term growth of capital.	Equity securities in the financial services sector (including derivatives).	INVESCO Funds Group, Inc.
Health Sciences	Long-term growth of capital.	Equity securities in the health sciences sector (including derivatives).	INVESCO Funds Group, Inc.
Technology	Long-term growth of capital.	Equity securities in the technology sector (including derivatives).	INVESCO Funds Group, Inc.
Telecommunications	Long-term growth of capital. (Current income is of secondary importance.)	Equity securities in the telecommunications sector (including derivatives).	INVESCO Funds Group, Inc.
Growth LT	Long-term growth of capital consistent with the preservation of capital.	Equity securities of a large number of companies of any size.	Janus Capital Management LLC
Focused 30	Long-term growth of capital.	U.S. and foreign equity securities selected for their growth potential.	Janus Capital Management LLC
Mid-Cap Value	Capital appreciation.	Equity securities of medium-sized U.S. companies believed to be undervalued.	Lazard Asset Management
International Value	Long-term capital appreciation.	Equity securities of relatively large companies located in developed countries outside of the U.S.	Lazard Asset Management
Capital Opportunities	Long-term growth of capital.	Equity securities with the potential for long-term growth of capital.	MFS Investment Management
Global Growth	Long-term growth of capital.	Equity securities of any size located within and outside of the U.S.	MFS Investment Management

YOUR INVESTMENT OPTIONS

PORTFOLIO	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER
Equity Index	Investment results that correspond to the total return of common stocks publicly traded in the U.S.	Equity securities of companies that are included in or representative of the Standard & Poor’s 500 Composite Stock Price Index (including derivatives).	Mercury Advisors
Small-Cap Index	Investment results that correspond to the total return of an index of small capitalization companies.	Equity securities of small companies that are included in or representative of the Russell 2000 Index (including derivatives).	Mercury Advisors
Multi-Strategy	High total return.	A mix of equity and fixed income securities.	OppenheimerFunds, Inc.
Main Street® Core (formerly called “Large-Cap Core”)	Long-term growth of capital and income.	Equity securities of large U.S. companies.	OppenheimerFunds, Inc.
Emerging Markets	Long-term growth of capital.	Equity securities of companies that are located in countries generally regarded as “emerging market” countries.	OppenheimerFunds, Inc.
Inflation Managed	Maximize total return consistent with prudent investment management.	Fixed income securities of varying maturities, with a focus on inflation-indexed bonds and forward contracts and derivatives relating to such securities.	Pacific Investment Management Company LLC
Managed Bond	Maximize total return consistent with prudent investment management.	Medium and high-quality fixed income securities with varying terms to maturity and derivatives relating to such securities.	Pacific Investment Management Company LLC
Small-Cap Value	Long-term growth of capital.	Equity securities of small companies.	PIMCO Advisors Retail Holdings LLC and NFJ Investment Group L.P.
Money Market	Current income consistent with preservation of capital.	Highest quality money market instruments believed to have limited credit risk.	Pacific Life
High Yield Bond	High level of current income.	Fixed income securities with lower and medium-quality credit ratings and intermediate to long terms to maturity.	Pacific Life
Equity Income	Current income. (Capital growth is of secondary importance.)	Equity securities of large U.S. companies.	Putnam Investment Management, LLC
Research	Long-term growth of capital.	Equity securities of large U.S. companies.	Putnam Investment Management, LLC
Equity	Capital appreciation. (Current income is of secondary importance.)	Equity securities of large U.S. growth-oriented companies.	Putnam Investment Management, LLC
Aggressive Equity	Capital appreciation.	Equity securities of small and medium-sized companies.	Putnam Investment Management, LLC
Large-Cap Value	Long-term growth of capital. (Current income is of secondary importance.)	Equity securities of large companies.	Salomon Brothers Asset Management Inc.
Comstock (formerly called “Strategic Value”)	Long-term growth of capital.	Equity securities with the potential for long-term growth of capital and income.	Van Kampen
Real Estate	Current income and long-term capital appreciation.	Equity securities of companies in the U.S. real estate industry.	Van Kampen
Mid-Cap Growth	Long-term growth of capital.	Equity securities of medium-sized companies believed to have above-average growth potential.	Van Kampen

An example

You ask us to allocate $6,000 to the Inflation Managed investment option on a business day. At the end of that day, the unit value of the variable account is $15. We’ll credit your policy with 400 units ($6,000 divided by $15).

The value of an accumulation unit is not the same as the value of a share in the underlying portfolio.

For information about timing of transactions, see Pacific Select Exec II basics.

Calculating unit values

When you choose a variable investment option, we credit your policy with accumulation units. The number of units we credit equals the amount we’ve allocated divided by the unit value of the variable account. Similarly, the number of accumulation units in your policy will be reduced when you make a transfer, withdrawal or loan from a variable investment option, and when your monthly charges are deducted.

The value of an accumulation unit is the basis for all financial transactions relating to the variable investment options. We calculate the unit value for each variable account once every business day, usually at or about 4:00 p.m. Eastern time.

Generally, for any transaction, we’ll use the next unit value calculated after we receive your written request. If we receive your written request before 4:00 p.m. Eastern time, we’ll use the unit value calculated as of the end of that business day. If we receive your request on or after 4:00 p.m. Eastern time, we’ll use the unit value calculated as of the end of the next business day.

If a scheduled transaction falls on a day that is not a business day, we’ll process it as of the end of the next business day. For your monthly charge, we’ll use the unit value calculated on your monthly payment date. If your monthly payment date does not fall on a business day, we’ll use the unit value calculated as of the end of the next business day.

The unit value calculation is based on the following:

• the investment performance of the underlying portfolio

• any dividends or distributions paid by the underlying portfolio

• any charges for any taxes that are, or may become, associated with the operation of the variable account.

The unit value of a variable account will change with the value of its corresponding Pacific Select Fund portfolio. Changes in the unit value of a variable account will not change the number of accumulation units credited to your policy.

You’ll find more about Pacific Select Fund fees and expenses in Fee tables and in the fund prospectus.

Fees and expenses paid by the Pacific Select Fund

The Pacific Select Fund pays advisory fees and other expenses. These are deducted from the assets of the fund’s portfolios and may vary from year to year. They are not fixed and are not part of the terms of your policy. If you choose a variable investment option, these fees and expenses affect you indirectly because they reduce portfolio returns. The fund is governed by its own Board of Trustees.

YOUR INVESTMENT OPTIONS

Fixed options

The fixed options are not securities, so they do not fall under any securities act. For this reason, the SEC has not reviewed the disclosure in this prospectus about these options. However, other federal securities laws may apply to the accuracy and completeness of the disclosure about these options.

For more information about the general account, see About Pacific Life.

You can also choose from two fixed options: the Fixed account and the Fixed LT account. The fixed options provide a guaranteed minimum annual rate of interest. The amounts allocated to the fixed options are held in our general account.

Here are some things you need to know about the fixed options:

• Accumulated value allocated to the fixed options earns interest on a daily basis, using a 365-day year. Our minimum annual interest rate is 3%.

• We may offer a higher annual interest rate on the fixed options. If we do, we’ll guarantee the higher rate until your next policy anniversary.

• There are no investment risks.

• There are limitations on when and how much you can transfer from the fixed options. These limitations are described below, in Transferring among investment options.

• We may place a limit of $1,000,000 on amounts allocated to the Fixed LT account in any 12-month period. This includes allocations of net premium, transfers, and loan repayments for all Pacific Life policies you own. Any allocations in excess of $1,000,000 will be allocated to your other investment options according to your most recent instructions. We may increase the $1,000,000 limit at any time at our sole discretion. To find out if a higher limit is in effect, ask your registered representative or contact us.

Transferring among

investment options

If your state requires us to refund your premiums when you exercise your right to cancel, you can make transfers and use transfer programs only after the free look transfer date. For more information, please see Pacific Select Exec II basics.

If you live in Connecticut, Georgia, Maryland, North Carolina, North Dakota, or Pennsylvania, you can make transfers to the fixed options any time during the first 18 months of your policy.

We reserve the right, in our sole discretion, to waive the transfer restrictions on the fixed options. Please contact us or your registered representative to find out if a waiver is currently in effect.

You’ll find more about the first year transfer program later in this section.

You can transfer among your investment options any time during the life of your policy without triggering any current income tax. You can make transfers by writing to us, by making a telephone or electronic transfer, or by signing up for one of our automatic transfer programs. You’ll find more information about making telephone and electronic transfers in Pacific Select Exec II basics.

Transfers will normally be effective as of the end of the business day we receive your written, telephone or electronic request.

Here are some things you need to know about making transfers:

• Your policy’s accumulated value may be invested in up to 20 investment options at one time.

• If you’re making transfers between variable investment options, there is no minimum amount required and you can make as many transfers as you like.

• You can make transfers from the variable investment options to the fixed options only in the policy month right before each policy anniversary.

• You can only make one transfer in any 12-month period from each fixed option, except if you’ve signed up for the first year transfer program. Such transfers are limited to:

• $5,000 or 25% of your policy’s accumulated value in the Fixed account

• $5,000 or 10% of your policy’s accumulated value in the Fixed LT account.

The restrictions for transfers from the Fixed LT account are temporarily waived during the first policy year. You will be permitted to transfer any amount out of the Fixed LT account at any time during the first twelve policy months. We reserve the right to discontinue this waiver at any time. However, if the waiver is in effect on the date you sign the application for your policy, the waiver on transfer restrictions will remain in effect for your first policy year.

• Currently, there is no charge for making a transfer but we may charge you in the future.

• There is no minimum required value for the investment option you’re transferring to or from.

• You cannot make a transfer if your policy is in the grace period and is in danger of lapsing.

• We can restrict or suspend transfers.

• We may choose to impose limits on transfer amounts, the value of the investment options you’re transferring to or from, or the number and frequency of transfers you can make.

Market-timing restrictions

The policy is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Such frequent trading can disrupt management of the fund and raise expenses. This in turn can have an adverse effect on portfolio performance and therefore your policy’s performance. Accordingly, organizations or individuals that use market-timing investment strategies and make frequent transfers should not purchase the policy.

If we determine that your transfer patterns reflect a market timing strategy, we reserve the right, in our sole discretion and without prior notice, to take restrictive action. Such restrictions could include:

• not accepting transfer instructions from a policy owner, and

• restricting your ability to submit transfer requests by overnight mail, facsimile transmissions, the telephone, our website or any other type of electronic medium,

• not accepting transfer instructions from an agent acting on behalf of more than one policy owner, and

• not accepting preauthorized transfer forms from market timers or other entities acting on behalf of more than one policy owner at a time.

We further reserve the right to impose, without prior notice, restrictions on transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other policy owners.

We will send you written notice if we refuse or delay your transfer request.

Transfer programs

We offer three programs that allow you to make automatic transfers of accumulated value from one investment option to another. Under the dollar cost averaging and portfolio rebalancing programs, you can transfer among the variable investment options. Under the first year transfer program, you can make transfers from the Fixed account to the Fixed LT account and the variable investment options.

We have the right to discontinue, modify or suspend any of these transfer programs at any time.

Since the value of accumulation units can change, more units are credited for a scheduled transfer when unit values are lower, and fewer units when unit values are higher. This allows you to average the cost of investments over time. Investing this way does not guarantee profits or prevent losses.

Dollar cost averaging program

Our dollar cost averaging program allows you to make scheduled transfers of $50 or more between variable investment options. It does not allow you to make transfers to or from either of the fixed options. We process transfers as of the end of the business day on your policy’s monthly, quarterly, semi-annual or annual anniversary, depending on the interval you choose. You must have at least $5,000 in a variable investment option to start the program. Detailed information appears in the SAI.

YOUR INVESTMENT OPTIONS

We will not charge you for the dollar cost averaging program or for transfers made under this program, even if we decide to charge you in the future for transfers outside of the program, except if we have to by law.

Because the portfolio rebalancing program matches your original percentage allocations, we may transfer money from an investment option with relatively higher returns to one with relatively lower returns.

Portfolio rebalancing program

As the value of the underlying portfolios changes, the value of the allocations to the variable investment options will also change. The portfolio rebalancing program automatically transfers your policy’s accumulated value among the variable investment options according to your original percentage allocations. Detailed information appears in the SAI.

We do not currently charge for the portfolio rebalancing program or for transfers made under this program.

This program allows you to average the cost of investments over your first policy year. Investing this way does not guarantee profits or prevent losses.

First year transfer program

Our first year transfer program allows you to make monthly transfers during the first policy year from the Fixed account to the variable investment options or the Fixed LT account. It does not allow you to transfer among variable investment options. You enroll in the program when you apply for your policy. Detailed information appears in the SAI.

We do not currently charge for the first year transfer program or for transfers made under this program.

WITHDRAWALS, SURRENDERS AND LOANS

Making a withdrawal, taking out a loan or surrendering your policy can change your policy’s tax status, generate taxable income, or make your policy more susceptible to lapsing. Be sure to plan carefully before using these policy benefits.

If you withdraw a larger amount than you’ve paid into your policy, your withdrawal may be considered taxable income.

For more information, see Variable life insurance and your taxes.

You can take out all or part of your policy’s accumulated value while your policy is in force by making withdrawals or surrendering your policy. You can take out a loan from us using your policy as security. You can also use your policy’s loan and withdrawal features to supplement your income, for example, during retirement.

Making withdrawals

You can choose to receive your withdrawal in a lump sum or use it to buy an income benefit. Please see the discussion about income benefits in General information about your policy.

We will not accept your request to make a withdrawal if it will cause your policy to become a modified endowment contract, unless you’ve told us in writing that you want your policy to become a modified endowment contract.

You can withdraw part of your policy’s net cash surrender value starting on your policy’s first anniversary. Here’s how it works:

• You must send us a written request that’s signed by all owners.

• Each withdrawal must be at least $200, and the net cash surrender value of your policy after the withdrawal must be at least $500.

• If your policy has an outstanding loan amount, the maximum withdrawal you can take is the amount, if any, by which the cash surrender value just before the withdrawal exceeds the outstanding loan amount divided by 90%.

• We’ll charge you $25 for each withdrawal you make.

• If you do not tell us which investment options to take the withdrawal from, we’ll deduct the withdrawal and the withdrawal charge from all of your investment options in proportion to the accumulated value you have in each option.

• The accumulated value, cash surrender value and net cash surrender value of your policy will be reduced by the amount of each withdrawal.

• If the insured dies after you’ve sent a withdrawal request to us, but before we’ve made the withdrawal, we’ll deduct the amount of the withdrawal from any death benefit proceeds owing.

How withdrawals affect your policy’s death benefit

Making a withdrawal will affect your policy’s death benefit in the following ways:

• if your policy’s death benefit does not equal the guideline minimum death benefit, the death benefit will decrease by the amount of your withdrawal.

• if your policy’s death benefit equals the guideline minimum death benefit, the death benefit may decrease by more than the amount of your withdrawal.

How withdrawals affect your policy’s face amount

If you’ve chosen death benefit Option B or Option C, making a withdrawal does not reduce your policy’s face amount.

If you’ve chosen death benefit Option A, a withdrawal may reduce your face amount. You can make one withdrawal during each of the first 15 policy years of up to 10% of the total premium payments you’ve made without reducing your policy’s face amount. If you withdraw a larger amount, or make additional withdrawals, the face amount will be reduced by the amount, if any, by which the face amount exceeds the death benefit immediately before the withdrawal, minus the amount of the withdrawal.

WITHDRAWALS, SURRENDERS AND LOANS

Taking out a loan

The amount in the loan account, plus any interest you owe, is referred to throughout this prospectus as your outstanding loan amount. Your policy refers to this amount as policy debt.

Taking out a loan will affect the growth of your policy’s accumulated value, and may affect the death benefit.

You’ll find more information regarding loans in the SAI.

You can borrow money from us any time while your policy is in force. The minimum amount you can borrow is $200, unless there are other restrictions in your state. The maximum amount available to borrow is less than 100% of your accumulated value.

You may request a loan either by sending us a request in writing, over the telephone or electronically. You’ll find more information about requesting a loan by telephone or electronically in Pacific Select Exec II basics.

Here’s how it works:

• When you borrow money from us, we use your policy’s accumulated value as security. To secure the loan, we transfer an amount equal to the amount you’re borrowing from your accumulated value in the investment options to the loan account.

• You pay interest on the amount you borrow. Interest owing on the amount you’ve borrowed accrues daily at an annual rate of 3.25%.

• The accumulated value set aside to secure your loan also earns interest. The amount in the loan account earns interest daily at an annual rate of at least 3.0%.

• We currently intend to credit interest on the amount in the loan account at an annual rate of 3.25% in policy year 6 and thereafter. We can decrease the rate credited, but will not decrease the annual rate to less than 3.0% on the amount in the loan account.

Paying off your loan

You can pay off all or part of the loan any time while your policy is in force. While you have an outstanding loan, we’ll treat any money you send us as a loan payment unless you tell us otherwise in writing.

Your outstanding loan amount could result in taxable income if you surrender your policy, if your policy lapses, or if your policy is a modified endowment contract. You should talk to your tax advisor before taking out a loan under your policy. See Taking out a loan in Variable life insurance and your taxes.

What happens if you do not pay off your loan

If you do not pay off your loan, we’ll deduct the amount in the loan account, including any interest you owe, from one of the following:

• the death benefit proceeds before we pay them to your beneficiary

• the cash surrender value if you surrender your policy

• the amount we refund if you exercise your right to cancel.

Taking out a loan, whether or not you repay it, will have a permanent effect on the value of your policy. For example, while your policy’s accumulated value is held in the loan account, it will miss out on the potential earnings available through the variable investment options. The amount of interest you earn on the loan account may be less than the amount of interest you would have earned from the fixed options. These could lower your policy’s accumulated value, which could reduce the amount of the death benefit.

When a loan is outstanding, the amount in the loan account is not available to help pay for any policy charges. If, after deducting your outstanding loan amount, there is not enough accumulated value in your policy to cover the policy charges, your policy could lapse. You may need to make additional premium payments or loan repayments to prevent your policy from lapsing.

Ways to use your policy’s loan and withdrawal features

If you’re interested in using your life insurance policy to supplement your retirement income, please contact us for more information.

You can ask your registered representative for illustrations showing how policy charges may affect existing accumulated value and how future withdrawals and loans may affect the accumulated value and death benefit.

You can also ask for accompanying charts and graphs that compare results from various retirement strategies.

You can use your policy’s loan and withdrawal features to supplement your income, for example, during retirement.

Setting up an income stream may not be suitable for all policy owners.

Here are some things you should consider when setting up an income stream:

• the rate of return you expect to earn on your investment options

• how long you would like to receive regular income

• the amount of accumulated value you want to maintain in your policy.

Understanding the risks

Using your policy to supplement your income does not change your rights or our obligations under the policy. The terms for loans and withdrawals described in this prospectus remain the same. It’s important to understand the risks that are involved in using your policy’s loan and withdrawal features. Use of these features may increase the chance of your policy lapsing.

You should consult with your financial adviser and carefully consider how much you can withdraw and borrow from your policy each year to set up your income stream.

Automated income option

Withdrawals and loans may reduce policy values and benefits. They may also increase your risk of lapse. In order to minimize the risk of lapse, you should not take additional loans or withdrawals while you are in the AIO program.

Distributions under the AIO program may result in tax liability. Please consult your tax advisor.

For more information, see Variable life insurance and your taxes.

Our automated income option (“AIO”) program allows you to make scheduled withdrawals or loans. Your policy is eligible after the 7th policy anniversary. To begin the program, you must have a minimum net cash surrender value of $50,000, and your policy must not qualify as a modified endowment contract.

You request participation in the AIO program and specify your AIO preferences by sending us an AIO request form. If you wish to do so, contact your registered representative for an AIO request form.

There is no fee to participate in the AIO program. The $25 fee for withdrawals under the AIO program is currently waived.

You may discontinue participation in the AIO program at any time by sending a written notice to us.

Detailed information appears in the SAI.

WITHDRAWALS, SURRENDERS AND LOANS

Surrendering your policy

You can choose to receive your money in a lump sum or use it to buy an income benefit. Please see the discussion about income benefits in General information about your policy.

If you increase your policy’s face amount, we’ll send you a supplemental schedule of benefits that shows the surrender charge associated with the increase.

You can surrender or cash in your policy at any time while the insured is still living. Your policy’s cash surrender value is its accumulated value less any surrender charge that applies. The net cash surrender value equals your policy’s cash surrender value after deducting any outstanding loan amount.

Here are some things you need to know about surrendering your policy:

• You must send us your policy and a written request.

• We’ll send you the policy’s net cash surrender value. If you surrender your policy during the first 10 policy years, we’ll deduct a surrender charge.

• Each coverage segment has a surrender charge and maximum surrender charge, based on the face amount of each coverage segment and the age and risk classification of the insured on the date each coverage segment is effective.

• The amount of the surrender charge does not change during the first 12 policy months from effective date of coverage segment. Starting on the 13th policy month, we reduce the charge by 0.9259% each month until it reaches zero at the end of 10 policy years.

• The amount of the surrender charge will never exceed the maximum surrender charge. The maximum surrender charge is level for the first 10 policy years, and reduces to $0 thereafter.

• There’s no surrender charge on any coverage segment after 10 policy years from the date the coverage segment is effective.

• We guarantee the surrender charge rates will not increase.

• If you decrease the face amount, the decrease will not affect your policy’s surrender charge or maximum surrender charge.

Policy restoration

You may request to restore a policy you surrender if the insured is still living. Here’s how it works:

• We must receive your request to restore the policy along with the full amount of the surrender proceeds within 30 days from the original date of the surrender. We will not require evidence of insurability.

• If we assessed a surrender charge when you surrendered your policy, we will add the value of the charge to the surrender proceeds we receive from you.

• The surrender proceeds and any refunded surrender charge will be placed into the Fixed account as of the original date of the surrender. We will calculate and pay interest on this amount from the date of surrender to the date we process your restoration request.

• On the date we process your restoration request, we will transfer your accumulated value in the Fixed account to the investment options you choose according to your most recent premium allocation instructions.

• If you had an outstanding loan amount when you surrendered your policy, we will reinstate the loan amount that was outstanding the day you surrendered your policy.

• Once we have restored the policy, we will send you a written confirmation.

We will not restore a policy that has been surrendered for an income benefit.

GENERAL INFORMATION ABOUT YOUR POLICY

This section tells you some additional things you should know about your policy.
Income benefit

If you surrender or make a withdrawal from your policy, you can use the money to buy an income benefit that provides a monthly income. Your policy’s beneficiary can use death benefit proceeds to buy an income benefit. In addition to the income benefit described below, you can choose from other income benefits we may make available from time to time.

The following is one income benefit available under the Pacific Select Exec II policy:

• The income benefit is based on the life of the person receiving the income. If the policy owner is buying the income benefit, monthly income will be based on the owner’s life. If the policy’s beneficiary buys the income benefit, monthly income will be based on the beneficiary’s life.

• We’ll pay a monthly income for at least 10 years regardless of whether the person receiving the income is still alive.

• After 10 years, we’ll only pay the monthly income for as long as the person receiving it is still alive.

• The minimum monthly income benefit calculated must be at least $100.

• For this income benefit, the amount you receive will always be at least as much as the amount guaranteed by your policy.

Substituting the insured If you substitute the person insured by the policy, we’ll send you a revised schedule of benefits.

Starting on your policy’s first anniversary, you can apply to substitute the person insured by your policy. You must apply in writing and we must receive satisfactory evidence of insurability of the new insured. You can only add riders on the new insured if we approve the addition of the riders. We may charge you a fee of up to $100 when you request to substitute the insured.

The substitution will become effective on the first monthly payment date after we approve your request. We may have to adjust the face amount, accumulated value, surrender charge and policy charges to reflect the substitution.

We can refuse your request to substitute if, among other reasons:

• we would be required to end the policy in order to comply with new guideline premium limits under tax law

• we would be required to make distributions from your policy’s accumulated value that are greater than the net cash surrender value.

Paying the death benefit in the case of suicide within two years of the policy date or a substitution of insured

If the insured, whether sane or insane, commits suicide within two years of the policy date, death benefit proceeds will be the total of all premiums you’ve paid, less any outstanding loan amount and any withdrawals you’ve made.

If you’ve substituted the insured and the new insured, whether sane or insane, commits suicide within two years of the day the substitution was made, we’ll calculate death benefit proceeds differently. Proceeds will be limited to the net cash surrender value of your policy as of the day the substitution was made, less any increase in any outstanding loan amount, any withdrawals you’ve made, and any dividends we’ve paid in cash, since the day the substitution was made.

GENERAL INFORMATION ABOUT YOUR POLICY

Replacement of life insurance or annuities

The term replacement has a special meaning in the life insurance industry. Before you make a decision to buy, we want you to understand what impact a replacement may have on your existing insurance policy.

A replacement occurs when you buy a new life insurance policy or annuity contract, and a policy or contract you already own has been or will be:

• lapsed, forfeited, surrendered or partially surrendered, assigned to the replacing insurer, or otherwise terminated

• converted to reduced paid-up insurance, continued as extended term insurance, or otherwise reduced in value by the use of nonforfeiture benefits or other policy values

• amended to effect either a reduction in benefits or in the term for which coverage would otherwise remain in force or for which benefits would be paid

• reissued with any reduction in cash value, or

• pledged as collateral or subject to borrowing, whether in a single loan or under a schedule of borrowing over a period of time.

There are circumstances when replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. A replacement may affect your plan of insurance in the following ways:

• You will pay new acquisition costs;

• You may have to submit to new medical examinations;

• You may pay increased premiums because of the increased age or changed health of the insured;

• Claims made in the early policy years may be contested;

• You may have to pay surrender charges and/or income taxes on your current policy or contract values;

• Your new policy or contract values may be subject to surrender charges; and

• If part of a financed purchase, your existing policy or contract values or death benefit may be reduced.

You should carefully compare the costs and benefits of your existing policy or contract with those of the new policy or contract to determine whether replacement is in your best interest.

Errors on your application If unisex cost of insurance rates apply to your policy, we will not adjust the face amount if we discover that gender has been stated incorrectly on your application.

If the age or gender of the insured is stated incorrectly on your application, the death benefit under your policy will be the greater of the following:

• the amount of death benefit that would be purchased by the most recent cost of insurance charge for the correct age and gender or

• the guideline minimum death benefit for the correct age and gender.

We’ll adjust the accumulated value by recalculating all previous cost of insurance charges and other monthly deductions based on the correct age and gender.

Contesting the validity of your policy

We have the right to contest the validity of your policy for two years from the policy date. Once your policy has been in force for two years from the policy date during the lifetime of the insured, we generally lose the right to contest its validity.

We also have the right to contest the validity of a policy that you reinstate for two years from the day that it was reinstated. Once your reinstated policy has been in force for two years from the reinstatement date during the lifetime of the insured, we generally lose the right to contest its validity. During this period, we may contest your policy only if there is a material misrepresentation on your application for reinstatement.

We have the right to contest the validity of an increase in the face amount of a policy for two years from the day the increase becomes effective. Once the increased face amount has been in force for two years during the lifetime of the insured, we generally lose the right to contest its validity.

We also have the right to contest the validity of a policy if there has been a substitution of insured. We can contest a policy’s validity for two years from the day the substitution becomes effective. Once the substitution has been in force for two years during the lifetime of the new insured, we generally lose the right to contest its validity.

Regardless of the above, we can contest the validity of your policy for failure to pay premiums at any time. The policy will terminate upon successful contest with respect to the insured.

Assigning your policy as collateral Assigning a policy that’s a modified endowment contract may generate taxable income and a 10% penalty tax.

You can assign your policy as collateral to secure a loan, mortgage, or other kind of debt. Here’s how it works:

• An assignment does not change the ownership of the policy.

• After the policy has been assigned, your rights and the rights of your beneficiary will be subject to the assignment. The entire policy, including any income benefit, rider, benefit and endorsement, will also be subject to the assignment.

• We’re not responsible for the validity of any assignment.

• We must receive and record a copy of the original assignment in a form that’s acceptable to us before we’ll consider it binding.

• Unless otherwise provided, the person or organization you assign your policy to may exercise the rights under the policy, except the right to change the policy owner or the beneficiary or the right to choose a monthly income benefit.

Non-participating	This policy will not share in any of our surplus earnings.

VARIABLE LIFE INSURANCE AND YOUR TAXES

The tax consequences of owning a policy or receiving proceeds from it may vary by jurisdiction and according to the circumstances of each owner or beneficiary.

Speak to a qualified tax adviser for complete information about federal, state and local taxes that may apply to you.

This discussion about taxes is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (IRS). It’s based on the Internal Revenue Code (the tax code) and does not cover any state or local tax laws.

This is not a complete discussion of all federal income tax questions that may arise under the policy. There are special rules that we do not include here that may apply in certain situations.

We do not know whether the current treatment of life insurance policies under current federal income tax or estate or gift tax laws will continue. We also do not know whether the current interpretations of the laws by the IRS or the courts will remain the same. Future legislation may adversely change the tax treatment of life insurance policies, other tax consequences described in this discussion or tax consequences that relate directly or indirectly to life insurance policies.

Recently passed tax legislation provides, among other things, for reductions in federal estate tax rates, increases in the exemption amount, and a “repeal” of the federal estate tax in 2010. However, the legislation provides for full reinstatement of the federal estate tax in the year 2011. If you are considering the purchase of the policy to help pay federal estate taxes at death, consult with your tax advisor.

We do not make any guarantees about the tax status of your policy, and you should not consider the discussion that follows to be tax advice.

Tax treatment of life insurance

policies

In order to qualify as a life insurance contract for federal income tax purposes, the policy must meet the statutory definition of life insurance.

Death benefits may be excluded from income under Section 101(a) of the tax code.

Definition of life insurance

We believe that the policy qualifies as life insurance. That means it will receive the same tax advantages as a conventional fixed life insurance policy. The two main tax advantages are:

• In general, your policy’s beneficiary will not be subject to federal income tax when he or she receives the death benefit proceeds. This is true regardless of whether the beneficiary is an individual, corporation, or other entity.

• You’ll generally not be taxed on your policy’s accumulated value unless you receive a cash distribution by making a withdrawal, surrendering your policy, or in some instances, taking a loan from your policy.

The tax laws defining life insurance, however, do not cover all policy features. Your policy may have features that could prevent it from qualifying as life insurance. For example, the tax laws have yet to address many issues concerning the treatment of substandard risk policies and policies with term insurance on the insured. We can make changes to your policy if we believe the changes are needed to ensure that your policy continues to qualify as a life insurance contract.

The tax code and tax regulations impose limitations on unreasonable mortality and expense charges for purposes of determining whether a policy qualifies as life insurance for federal tax purposes. For life insurance policies entered into on or after October 21, 1988, these calculations must be based upon reasonable mortality charges and other charges reasonably expected to be actually paid.

The Treasury Department has issued proposed regulations about reasonable standards for mortality charges. While we believe that our mortality costs and other expenses used in calculating whether the policy qualifies as life insurance are reasonable under current laws, we cannot be sure that the IRS agrees with us. We can change our mortality charges if we believe the changes are needed to ensure that your policy qualifies as a life insurance contract.

Section 817(h) of the tax code describes the diversification rules.

For more information about diversification rules, please see Managing Pacific Select Fund in the accompanying Pacific Select Fund prospectus.

Diversification rules and ownership of the separate account

Your policy will not qualify for the tax benefit of a life insurance contract unless, among other requirements, the separate account follows certain rules requiring diversification of investments underlying the policy. In addition, the IRS requires that the policyholder not have control over the underlying assets.

The Treasury Department has announced that the diversification rules “do not provide guidance concerning the circumstances in which it will treat an investor, rather than the insurance company, as the owner of the assets in a separate account.” The IRS treats a variable policy owner as the owner of separate account assets if he or she has the ability to exercise investment control over them. Owners of the assets are taxed on any income or gains the assets generate. Although the Treasury Department announced several years ago that it would provide further guidance on the issue, it had not done so when we wrote this prospectus.

The ownership rights under your policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible the IRS would treat you as the owner of your policy’s proportionate share of the assets of the separate account.

We do not know what will be in future Treasury Department regulations or other guidance. We cannot guarantee that the fund’s portfolios will be able to operate as currently described in the prospectus, or that the fund will not have to change any portfolio’s investment objective or policies. We can modify your policy if we believe it will prevent you from being considered the owner of your policy’s proportionate share of the assets of the separate account.

Policy exchanges fall under Section 1035(a) of the tax code.

Policy exchanges

If you exchange your policy for another one that insures the same person, it generally will be treated as a tax-free exchange and, if so, will not result in the recognition of gain or loss. If the person insured by the policy is changed, the exchange will be treated as a taxable exchange.

Change of ownership

You may have taxable income if you transfer ownership of your policy, sell your policy, or change the ownership of it in any way.

There are special rules for corporate-owned policies. You should consult your tax adviser. Section 59A of the tax code deals with the environmental tax.

Corporate owners

There are special tax issues for corporate owners:

• using your policy to fund deferred compensation arrangements for employees has special tax consequences

• corporate ownership of a policy may affect your liability under the alternative minimum tax and the environmental tax.

VARIABLE LIFE INSURANCE AND YOUR TAXES

Conventional life insurance policies

Under Section 7702A of the tax code, policies that are not classified as modified endowment contracts are taxed as conventional life insurance policies.

The cost basis in your policy is generally the premiums you’ve paid plus any taxable distributions less any withdrawals or premiums previously recovered that were not taxable.

The tax treatment of your policy will depend upon whether it is a type of contract known as a modified endowment contract. We describe modified endowment contracts later in this section. If your policy is not a modified endowment contract, it will be treated as a conventional life insurance policy and will have the following tax treatment:

Surrendering your policy

When you surrender, or cash in, your policy, you’ll generally be taxed on the difference, if any, between the cash surrender value and the cost basis in your policy.

Making a withdrawal

If you make a withdrawal after your policy has been in force for 15 years, you’ll only be taxed on the amount you withdraw that exceeds the cost basis in the policy.

Special rules apply if you make a withdrawal within the first 15 policy years and it’s accompanied by a reduction in benefits. In this case, there is a special formula under which you may be taxed on all or a portion of the withdrawal amount.

Taking out a loan

If you take out a loan, you will not pay tax on the loan amount unless your policy is surrendered or lapses and you have not repaid your outstanding loan amount. The interest you pay, or that’s accrued, on a loan is generally nondeductible. Ask your tax adviser for more information.

Loans and corporate-owned policies

If you borrow money to buy or carry certain life insurance policies, tax law provisions may limit the deduction of interest. If the taxpayer is an entity that’s a direct or indirect beneficiary of certain life insurance, endowment or annuity contracts, a portion of the entity’s deductions for loan interest may be disallowed, even though this interest may relate to debt that’s completely unrelated to the contract. There may be a limited exception that applies to contracts issued on 20% owners, officers, directors or employees of the entity. For more information about this exception, you should consult your tax adviser.

Modified endowment contracts

Section 7702A of the tax code defines a class of life insurance policies known as modified endowment contracts. Like other life insurance policies, the death benefit proceeds paid to your beneficiary generally are not subject to federal income tax and your policy’s accumulated value grows on a tax-deferred basis until you receive a cash distribution.

If there is a material change to your policy, like a change in the death benefit, we may have to retest your policy and restart the seven-pay premium period to determine whether the change has caused the policy to become a modified endowment contract.

A modified endowment contract is a special type of life insurance policy. If your policy is a modified endowment contract, it will have the tax treatment described below. Any distributions you receive during the life of the policy are treated differently than under conventional life insurance policies. Withdrawals, loans, pledges, assignments and the surrender of your policy are all considered distributions and may be subject to tax on an income-first basis and a 10% penalty.

When a policy becomes a modified endowment contract

A life insurance policy becomes a modified endowment contract if, at any time during the first seven policy years, the sum of actual premiums paid exceeds the seven-pay limit. The seven-pay limit is the cumulative total of the level annual premiums (or seven-pay premiums) required to pay for the policy’s future death and endowment benefits.

For example, if the seven-pay premiums were $1,000 a year, the maximum premiums you could pay during the first seven years to avoid modified endowment treatment would be $1,000 in the first year, $2,000 through the first two years and $3,000 through the first three years, etc. Under this test, a Pacific Select Exec II policy may or may not be a modified endowment contract, depending on the amount of premiums paid during the policy’s first seven contract years or after a material change has been made to the policy.

Surrendering your policy

If you surrender your policy, you’re taxed on the amount by which the cash surrender value exceeds the cost basis in the policy.

Making a withdrawal or taking out a loan

If you make a withdrawal or take out a loan from a modified endowment contract, you’re taxed on the amount of the withdrawal or loan that’s considered income, including all previously non-taxed gains. Income is the difference between the cash surrender value and the cost basis in your policy. It’s unclear whether interest paid, or accrued, on a loan is considered interest for federal income tax purposes. If you borrow money to buy or carry certain life insurance policies, tax law provisions may limit the deduction of interest. You should consult your tax adviser.

All modified endowment contracts we or our affiliates issue to you in a calendar year are treated as a single contract when we calculate whether a distribution amount is subject to tax.

10% penalty tax

If any amount you receive from a modified endowment contract is taxable, you may also have to pay a penalty tax equal to 10% of the taxable amount.

A taxpayer will not have to pay the penalty tax if any of the following exceptions apply:

• you’re at least 59 1/2 years old

• you’re receiving an amount because you’ve become disabled

• you’re receiving an amount that’s part of a series of substantially equal periodic payments, paid out at least annually. These payments may be made for your life or life expectancy or for the joint lives or joint life expectancies of you and your beneficiaries.

Distributions before a policy becomes a modified endowment contract

If your policy fails the seven-pay test and becomes a modified endowment contract, any amount you receive or are deemed to have received during the two years before it became a modified endowment contract may be taxable. The distribution would be treated as having been made in anticipation of the policy’s failing to meet the seven-pay test under Treasury Department regulations which are yet to be prescribed.

Policy riders Please see the discussion of optional riders in The death benefit. Please consult with your tax adviser if you want to exercise your rights under this rider.

Accelerated living benefits rider

Amounts received under this rider should be generally excluded from taxable income under Section 101(g) of the tax code.

Benefits under the rider will be taxed, however, if they are paid to someone other than the insured, and the insured:

• is a director, officer or employee of the person receiving the benefit, or

• has a financial interest in a business of the person receiving the benefit.

In some cases, there may be a question as to whether a life insurance policy that has an accelerated living benefit rider can meet technical aspects of the definition of “life insurance contract” under the tax code. We may reserve the right (but are not obligated) to modify the rider to conform under tax code requirements.

ABOUT PACIFIC LIFE

Pacific Life Insurance Company is a life insurance company based in California. Along with our subsidiaries and affiliates, our operations include life insurance, annuity, pension and institutional products, group employee benefits, broker-dealer operations, and investment and advisory services. At the end of 2002, we had $135 billion of individual life insurance in force and total admitted assets of approximately $51.3 billion. We are ranked the 15th largest life insurance carrier in the U.S. in terms of 2002 admitted assets.

We are authorized to conduct our life and annuity business in the District of Columbia and in all states except New York. Our principal office is at 700 Newport Center Drive, Newport Beach, California 92660.

How our accounts work	We own the assets in our general account and our separate account. We allocate your net premiums to these accounts according to the investment options you’ve chosen. General account
We can provide you with reports of our ratings as an insurance company and our ability to pay claims with respect to our general account assets.

Our general account includes all of our assets, except for those held in our separate accounts. We guarantee you an interest rate for up to one year on any amount allocated to the fixed options. The rate is reset annually. The fixed options are part of our general account, which we may invest as we wish, according to any laws that apply. We’ll credit the guaranteed rate even if the investments we make earn less. Our ability to pay these guarantees is backed by our strength as a company.

The fixed options are not securities, so they do not fall under any securities act. For this reason, the SEC has not reviewed the disclosure in this prospectus about the fixed options. However, other federal securities laws may apply to the accuracy and completeness of the disclosure about the fixed options.

Separate account

Amounts allocated to the variable investment options are held in our separate account. The assets in this account are kept separate from the assets in our general account and our other separate accounts, and are protected from our general creditors.

The separate account is divided into variable accounts. Each variable account invests in shares of a designated portfolio of the Pacific Select Fund. We may add variable accounts that invest in other portfolios of the fund or in other securities.

We’re the legal owner of the assets in the separate account, and pay its operating expenses. We do not hold ourselves out to be trustees of the separate account assets. The separate account is operated only for our variable life insurance policies. Pacific Life is obligated to pay all amounts promised to policy owners under the terms of the policy. We must keep enough money in the account to pay anticipated obligations under the insurance policies funded by the account, but we can transfer any amount that’s more than these anticipated obligations to our general account. Some of the money in the separate account may include charges we collect from the account and any investment results on those charges.

We cannot charge the assets in the separate account attributable to our reserves and other liabilities under the policies funded by the account with any liabilities from our other business.

Similarly, the income, gains or losses, realized or unrealized, of the assets of any variable account belong to that variable account and are credited to or charged against the assets held in that variable account without regard to our other income, gains or losses.

Making changes to the separate account

We can add, change or remove any securities that the separate account or any variable account holds or buys, as long as we comply with the laws that apply.

We can substitute shares of one Pacific Select Fund portfolio with shares of another portfolio or fund if:

• any portfolio is no longer available for investment; or

• our management believes that a portfolio is no longer appropriate in view of the purposes of the policy.

We’ll give you any required notice or receive any required approval from policy owners or the SEC before we substitute any shares. We’ll comply with the filing or other procedures established by insurance regulators as required by law.

We can add new variable accounts, which may include additional subaccounts of the separate account, to serve as investment options under the policies. These may be managed separate accounts or they may invest in a new portfolio of the fund, or in shares of another investment company or one of its portfolios, or in a suitable investment vehicle with a specified investment objective.

We can add new variable accounts when we believe that it’s warranted by marketing needs or investment conditions. We’ll decide on what basis we’ll make new accounts available to existing policy owners.

We can also eliminate any of our variable accounts if we believe marketing, tax or investment conditions warrant it. We can terminate and liquidate any variable account.

If we make any changes to variable accounts or substitution of securities, we can make appropriate changes to this policy or any of our other policies, by appropriate endorsement, to reflect the change or substitution.

ABOUT PACIFIC LIFE

If we believe it’s in the best interests of people holding voting rights under the policies and we meet any required regulatory approvals we can do the following:

• operate the separate account as a management investment company, unit investment trust, or any other form permitted under securities or other laws

• register or deregister the separate account under securities law

• combine the separate account with one of our other separate accounts or our affiliates’ separate accounts

• combine one or more variable accounts

• create a committee, board or other group to manage the separate account

• change the classification of any variable account.

Taxes we pay

We may be charged for state and local taxes. Currently, we pay these taxes because they are small amounts with respect to the policy. If these taxes increase significantly, we may deduct them from the separate account.

We may charge the separate account for any federal, state and local taxes that apply to the separate account or to our operations. This could happen if our tax status or the tax treatment of variable life insurance changes.

Voting rights

We’re the legal owner of the shares of the Pacific Select Fund that are held by the variable accounts. We may vote on any matter at shareholder meetings of the fund. However, we are required by law to vote as you instruct on the shares relating to your allocation in a variable investment option. This is called your voting interest.

Your voting interest is calculated as of a day set by the Board of Trustees of the fund called the record date. Your voting interest equals the accumulated value in a variable investment option divided by the net asset value of a share of the corresponding portfolio. Fractional shares are included. If allowed by law, we may change how we calculate your voting interest.

We’ll send you documents from the fund called proxy materials. They include information about the items you’ll be voting on and forms for you to give us your instructions. We’ll vote shares held in the separate account for which we do not receive voting instructions in the same proportion as all other shares in the portfolio held by that separate account for which we’ve received timely instructions. If we do not receive any voting instructions for the shares in a separate account, we will vote the shares in the same proportion as the total votes for all of our separate accounts for which we’ve received timely instructions.

We’ll vote shares of any portfolio we hold in our general account in the same proportion as the total votes for all of our separate accounts, including this separate account. We’ll vote shares of any portfolio held by any of our non-insurance affiliates in the same proportion as the total votes for all of our separate accounts and those of our insurance affiliates.

If the law changes to allow it, we can vote as we wish on shares of the portfolios held in the separate account.

When required by state insurance regulatory authorities, we may disregard voting instructions that:

• would change a portfolio’s investment objective or subclassification

• would approve or disapprove an investment advisory contract.

We may disregard voting instructions on a change initiated by policy owners that would change a portfolio’s investment policy, investment adviser or portfolio manager if:

• our disapproval is reasonable

• we determine in good faith that the change would be against state law or otherwise be inappropriate, considering the portfolio’s objectives and purpose, and considering what effect the change would have on us.

If we disregard any voting instructions, we’ll include a summary of the action we took and our reasons for it in the next report to policy owners.

Illustrations

If you ask us, we’ll provide you with different kinds of illustrations.

• Illustrations based on information you give us about the age of the person to be insured by the policy, their risk class, the face amount, the death benefit and premium payments.

• Illustrations that show the allocation of premium payments to specified variable accounts. These will reflect the expenses of the portfolio of the Fund in which the variable account invests.

• Illustrations that use a hypothetical gross rate of return that’s greater than 12%. These are available only to certain large institutional investors.

We will provide you with illustrations based on different sets of assumptions upon your request. You can request such illustrations at any time. Illustrations may help you understand how your policy values would vary over time based on different assumptions.

Lost policy

If you lose your policy, you may request a Certificate of Coverage free of charge. If you require a duplicate policy, we may charge a fee of $50 per duplicate. To request a Certificate of Coverage or a duplicate policy, please contact us for a Certificate of insurance/duplicate policy request form.

Audits of premiums/loans

You may request us to run a report of premium payments you’ve made or loan transactions under your policy. If you request us to provide information for a period of more than 2 years from date of request, we may charge you an administrative fee of $25 for this service.

Risk classification change

If you have a change in risk classification, such as a change in smoking status or health, you can request us to review your risk classification. Changing your risk classification may change the rates used for cost of insurance, mortality and expense risk face amount and surrender charge charges, and may also change the rates on any riders on your policy which base charges on risk classification. We will charge you a fee of $50 at the time you request us to change your risk classification.

ABOUT PACIFIC LIFE

State regulation

We’re subject to the laws of the state of California governing insurance companies and to regulations issued by the Commissioner of Insurance of California. In addition, we’re subject to the insurance laws and regulations of the other states and jurisdictions in which we’re licensed or may become licensed to operate.

An annual statement in a prescribed form must be filed with the Commissioner of Insurance of California and with regulatory authorities of other states on or before March 1st in each year. This statement covers our operations for the preceding year and our financial condition as of December 31st of that year. Our affairs are subject to review and examination at any time by the Commissioner of Insurance or his agents, and subject to full examination of our operations at periodic intervals.

Legal proceedings and legal matters

The separate account is not involved in any legal proceedings that would have a material effect on policy owners.

Legal matters concerning the issue and sale of the life insurance policies described in this prospectus, our organization and authority to issue the policies under California law, and the validity of the forms of the policies under California law, have been passed upon by our general counsel. Legal matters relating to federal securities laws and federal income tax laws have been passed upon by Dechert LLP.

Registration statement

We’ve filed a registration statement with the SEC for Pacific Select Exec II, under the Securities Act of 1933. The SEC’s rules allow us to omit some of the information required by the registration statement from this prospectus. You can ask for it from the SEC’s office in Washington, D.C. They may charge you a fee.

Financial statements

The statement of assets and liabilities of Pacific Select Exec Separate Account as of December 31, 2002 and the related statement of operations for the year then ended and the statements of changes in net assets and financial highlights for each of the two years in the period then ended are contained in the SAI.

The consolidated statements of financial condition of Pacific Life as of December 31, 2002 and 2001 and the related consolidated statements of operations, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2002 are contained in the SAI.

TERMS USED IN THIS PROSPECTUS

We’ve tried to make this prospectus easy to read and understand, but you may find some words and terms that are new to you. We’ve identified some of these below and the pages where you’ll find an explanation of what they mean.

If you have any questions, please ask your registered representative or call us at 1-800-800-7681.

In this prospectus, you and your mean the policyholder or owner. Pacific Life, we, us and our refer to Pacific Life Insurance Company. The fund refers to Pacific Select Fund. Policy means a Pacific Select Exec II variable life insurance policy, unless we state otherwise.

Accumulated value

Accumulation units

Age

Allocation

Assignment

Beneficiary

Business day

Cash surrender value

Cash value accumulation test

Class

Contingent beneficiary

Cost of insurance rate

Coverage Segment

Death benefit

Death benefit percentage

Death benefit qualification test

Face amount

Fixed account

Fixed LT account

Fixed options

General account

Guideline minimum death benefit

Guideline premium limit

Guideline premium test

Illustration

In force

29 37 11 27 47 11 15 44 18 29 11 29 22 17 18 18 17 38 38 38 52 18 18 18 55 10

Income benefit

Insured

Joint owners

Lapse

Loan account

Modified endowment contract

Monthly payment date

Net amount at risk

Net cash surrender value

Net premium

Net single premium

Outstanding loan amount

Planned periodic premium

Policy anniversary

Policy date

Policy year

Portfolio

Proper form

Reinstatement

Riders

Separate account

Seven-pay limit

Tax code

Unit value

Variable account

Variable investment option

44 11 10 32 42 50 12 19 44 25 18 42 25 12 11 11 34 15 33 23 52 50 48 37 34 34

APPENDIX A –	MORTALITY AND EXPENSE RISK FACE AMOUNT CHARGE: RATES PER $1,000 OF COVERAGE AMOUNT

	Death Benefit Option A or C						Death Benefit Option B
Issue age	Nonsmoker			Smoker			Nonsmoker			Smoker
	Male	Female	Unisex	Male	Female	Unisex	Male	Female	Unisex	Male	Female	Unisex
5	0.069	0.059	0.067	0.069	0.059	0.067	0.180	0.167	0.176	0.180	0.167	0.176
10	0.066	0.058	0.064	0.066	0.058	0.064	0.175	0.161	0.172	0.175	0.161	0.172
15	0.064	0.055	0.062	0.064	0.055	0.062	0.172	0.158	0.168	0.172	0.158	0.168
20	0.123	0.103	0.119	0.151	0.120	0.145	0.255	0.234	0.251	0.255	0.234	0.251
25	0.149	0.126	0.144	0.186	0.147	0.178	0.279	0.254	0.273	0.279	0.254	0.274
30	0.167	0.143	0.162	0.204	0.165	0.196	0.308	0.279	0.302	0.308	0.279	0.302
35	0.189	0.162	0.184	0.225	0.185	0.217	0.346	0.310	0.339	0.346	0.310	0.339
40	0.251	0.214	0.244	0.302	0.249	0.291	0.395	0.348	0.385	0.395	0.348	0.385
45	0.342	0.290	0.332	0.419	0.343	0.404	0.457	0.395	0.444	0.457	0.396	0.444
50	0.425	0.359	0.412	0.519	0.424	0.500	0.537	0.456	0.519	0.537	0.456	0.519
55	0.503	0.424	0.487	0.605	0.493	0.583	0.634	0.535	0.619	0.634	0.535	0.619
60	0.655	0.553	0.635	0.801	0.641	0.766	0.694	0.639	0.711	0.801	0.640	0.766
65	0.857	0.699	0.825	0.882	0.812	0.898	0.857	0.699	0.825	0.882	0.812	0.898
70	0.854	0.680	0.819	0.862	0.779	0.866	0.854	0.680	0.819	0.862	0.779	0.866
75	0.848	0.674	0.813	0.860	0.769	0.864	0.848	0.674	0.813	0.860	0.769	0.864
80	0.838	0.705	0.811	0.855	0.765	0.895	0.838	0.705	0.811	0.855	0.765	0.895
85	0.937	0.885	0.916	0.964	0.902	0.965	0.937	0.885	0.916	0.964	0.902	0.965

If the insured is assigned a risk classification other than standard, a factor is applied to the M&E risk face amount charge according to the nonstandard table rating assigned to that insured. If the insured is assigned a nonstandard rating reflected in the table below, the rate above that applies to the insured is multiplied by the nonstandard table factor below that applies.

NONSTANDARD TABLE FACTORS

Issue age	Nonstandard Table Number
	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16
0–45	1.05	1.10	1.15	1.20	1.25	1.30	1.35	1.40	1.45	1.50	1.55	1.60	1.65	1.70	1.75	1.80
50	1.05	1.10	1.15	1.20	1.25	1.30	1.35	1.40	1.45	1.50	1.55	1.60	1.65	1.65	1.65	1.65
55	1.05	1.10	1.15	1.20	1.25	1.30	1.35	1.35	1.35	1.35	1.35	1.35	1.35	1.35	1.35	1.35
60	1.05	1.05	1.05	1.05	1.05	1.05	1.05	1.05	1.05	1.05	1.05	1.05	1.05	1.05	1.05	1.05
65–85	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00

Representative figures shown. For issue ages not listed, please ask your registered representative.

A-1

APPENDIX B –	SURRENDER CHARGE: CURRENT RATES PER $1,000 OF COVERAGE SEGMENT

	Death Benefit Option A or C						Death Benefit Option B
Issue age	Nonsmoker			Smoker			Nonsmoker			Smoker
	Male	Female	Unisex	Male	Female	Unisex	Male	Female	Unisex	Male	Female	Unisex
5	5.24	4.48	5.09	5.24	4.48	5.09	13.68	12.69	13.38	13.68	12.69	13.38
10	5.02	4.41	4.89	5.02	4.41	4.89	13.30	12.24	13.07	13.30	12.24	13.07
15	4.86	4.18	4.73	4.86	4.18	4.73	13.07	12.01	12.77	13.07	12.01	12.77
20	9.35	7.83	9.04	11.48	9.12	11.02	19.38	17.78	19.08	19.38	17.78	19.08
25	11.32	9.58	10.97	14.14	11.17	13.53	21.20	19.30	20.75	21.20	19.30	20.82
30	12.69	10.87	12.33	15.50	12.54	14.90	23.41	21.20	22.95	23.41	21.20	22.95
35	14.36	12.31	13.95	17.10	14.06	16.49	26.30	23.56	25.76	26.30	23.56	25.76
40	19.08	16.26	18.51	22.95	18.92	22.12	30.02	26.45	29.26	30.02	26.45	29.26
45	25.99	22.04	25.20	31.84	26.07	30.70	34.73	30.02	33.74	34.73	30.10	33.74
50	32.30	27.28	31.30	39.44	32.22	38.00	40.81	34.66	39.44	40.81	34.66	39.44
55	38.15	32.15	36.95	45.90	37.39	44.23	48.88	40.58	46.97	48.88	40.58	46.97
58	44.61	37.62	43.21	53.43	43.70	51.45	54.11	44.99	52.54	53.43	44.99	52.52
59	46.97	39.60	45.49	53.35	45.98	53.59	54.02	46.59	53.96	53.35	46.66	53.96
60	49.63	41.88	48.08	52.95	48.07	53.23	53.89	48.41	53.88	52.95	48.46	53.23
61	52.52	44.16	50.84	52.54	49.94	52.84	53.62	50.31	53.76	52.54	50.39	52.84
62	53.23	46.44	53.45	52.13	51.96	52.45	53.23	52.39	53.66	52.13	52.44	52.45
63	52.88	48.79	53.13	51.95	53.41	52.11	52.88	53.96	53.13	51.95	53.41	52.11
64	52.50	51.30	52.76	52.05	53.08	51.94	52.50	53.83	52.76	52.05	53.08	51.94
65	52.23	52.97	52.51	52.04	52.85	52.04	52.23	52.97	52.51	52.04	52.85	52.04
66	51.67	53.12	52.00	51.74	52.58	51.84	51.67	53.12	52.00	51.74	52.58	51.84
70	51.29	51.15	51.63	51.31	52.33	51.43	51.29	51.15	51.63	51.31	52.33	51.43
75	50.63	49.40	50.98	50.65	51.68	50.77	50.63	49.40	50.98	50.65	51.68	50.77
80	49.91	46.06	50.19	49.90	50.62	49.80	49.91	46.06	50.19	49.90	50.62	49.80
85	48.14	48.74	48.30	48.07	48.75	48.17	48.14	48.74	48.30	48.07	48.75	48.17

If the insured is assigned a risk classification other than standard, a factor is applied to the surrender charge rate according to the nonstandard table rating assigned to that insured. If the insured is assigned a nonstandard rating reflected in the table of nonstandard table factors at the bottom of Appendix A on the previous page, the rate above that applies to the insured is multiplied by the nonstandard table factor that applies.

Representative figures shown. For issue ages not listed, please ask your registered representative.

B-1

APPENDIX C  –  MAXIMUM SURRENDER CHARGE: RATES PER $1,000 OF  COVERAGE SEGMENT

	Death Benefit Option A or C						Death Benefit Option B
Issue age	Nonsmoker			Smoker			Nonsmoker			Smoker
	Male	Female	Unisex	Male	Female	Unisex	Male	Female	Unisex	Male	Female	Unisex
5	1.222	0.772	1.146	1.222	0.772	1.146	3.770	2.926	3.608	3.770	2.926	3.608
10	1.258	0.784	1.182	1.258	0.784	1.182	3.830	2.998	3.656	3.830	2.998	3.656
15	1.282	0.820	1.206	1.282	0.820	1.206	3.866	3.034	3.704	3.866	3.034	3.704
20	3.284	2.444	3.132	4.408	3.120	4.170	6.690	5.622	6.478	6.960	5.992	6.808
25	4.342	3.368	4.172	5.678	4.226	5.424	7.732	6.612	7.494	7.932	6.932	7.772
30	5.246	4.164	5.056	6.802	5.210	6.528	8.954	7.662	8.676	9.054	7.902	8.856
35	6.302	5.096	6.082	8.130	6.330	7.826	10.618	9.040	10.292	10.758	9.180	10.492
40	8.918	7.302	8.632	11.306	8.902	10.898	13.140	10.984	12.680	13.240	10.924	12.850
45	12.646	10.400	12.246	15.762	12.464	15.192	16.436	13.410	15.802	16.426	13.188	15.882
50	16.190	13.352	15.696	19.972	15.812	19.260	20.546	16.538	19.692	20.666	16.158	19.832
55	24.234	17.472	23.036	23.740	18.904	22.954	30.602	21.760	28.942	25.682	20.070	24.802
58	28.874	20.608	27.390	27.542	21.978	26.664	34.390	24.844	33.166	27.542	23.224	28.566
59	30.590	21.774	29.008	29.042	23.096	28.000	35.078	26.010	34.246	29.042	24.438	29.396
60	32.400	22.974	30.700	30.648	24.308	29.558	35.672	27.172	35.118	30.658	25.710	29.558
61	34.364	24.434	32.568	32.408	25.586	31.248	36.068	28.462	35.972	32.408	26.880	31.248
62	36.444	25.994	34.552	34.308	26.840	33.062	36.884	29.070	36.984	34.308	28.136	33.062
63	38.636	27.662	36.660	36.848	28.138	34.990	39.186	29.436	37.110	37.088	28.138	34.990
64	40.906	29.436	38.826	40.090	29.484	37.492	41.576	30.102	39.396	40.980	29.484	37.732
65	43.596	31.462	41.380	43.296	30.276	40.534	44.476	31.732	42.100	45.636	30.276	41.414
66	46.782	34.026	44.430	46.818	32.634	43.998	48.262	34.316	45.750	49.678	32.634	46.328
70	62.802	46.450	59.732	62.706	45.262	59.168	63.812	47.350	60.772	68.016	48.062	63.838
75	90.004	68.782	85.914	89.860	67.642	85.302	100.284	75.132	95.344	105.310	76.792	99.092
80	96.014	74.550	91.768	95.810	73.830	90.760	115.804	85.620	109.558	123.200	88.450	115.010
85	46.436	35.340	44.328	46.112	35.136	43.740	54.496	40.770	51.668	58.012	41.626	54.040

If the insured is assigned a risk classification other than standard, a factor is applied to the maximum surrender charge rate according to the nonstandard table rating assigned to that insured. If the insured is assigned a nonstandard rating reflected in the table setting of nonstandard table factors at the bottom of Appendix A and Death Benefit Option A or C is selected, the rate above that applies to the insured is used in the following formula with the applicable nonstandard table factor to determine the maximum surrender charge:

(nonstandard table factor x (maximum surrender charge + $0.65) - $0.65

We apply a factor of 1.00 to the maximum surrender charge if an insured assigned a risk classification other than standard selects Death Benefit Option B.

An example

For a policy:

•	that insures a male non-smoker who is age 45 when the policy is issued

•	with an initial face amount of $350,000

•	with a rating of 8

For the death benefit Option A and Option C, the surrender charge is:

•	$12,736.50 in the first policy year (($350,000 ÷ $1,000) x (1.40 x $25.99))

•	$4,245.74 at the end of the seventh policy year ($12,736.50 - ($12,736.50 x .9259% x 72 months))

We will never deduct more than the maximum surrender charge, which is $6,289.50 ((1.40 x ($12.65 + $0.65) -$0.65 = $17.97 x  ($350,000 ÷ $1,000) = $6,289.50.

For death benefit Option B, the surrender charge is:

•	$17,017.70 in the first policy year (($350,000 ÷ $1,000) x (1.40 x $34.73))

•	$5,672.88 at the end of the seventh policy year ($17,017.70 - ($17,017.70 x .9259% x 72 months))

We will never deduct more than the maximum surrender charge, which is $5,754.00 (1.00 x $16.44 = $16.44 x ($350,000 ÷ $1,000) = $5,754.00).

Representative figures shown. For issue ages not listed, please ask your registered representative.

C-1

APPENDIX D – DEATH BENEFIT PERCENTAGES

Age	Percentage	Age	Percentage	Age	Percentage	Age	Percentage

0-40	250	50	185	60	130	70	115
41	243	51	178	61	128	71	113
42	236	52	171	62	126	72	111
43	229	53	164	63	124	73	109
44	222	54	157	64	122	74	107
45	215	55	150	65	120	75-90	105
46	209	56	146	66	119	91	104
47	203	57	142	67	118	92	103
48	197	58	138	68	117	93	102
49	191	59	134	69	116	>93	101

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PACIFIC SELECT EXEC II	WHERE TO GO FOR MORE INFORMATION

The Pacific Select Exec II variable life insurance policy is underwritten by Pacific Life Insurance Company.

You'll find more information about the policy and Pacific Select Exec Separate Account in the SAI dated May 1, 2003. The SAI has been filed with the SEC and is considered to be part of this prospectus because it's incorporated by reference.

You can get a copy of the SAI without charge by calling or writing to us, or you can view it online at our website. You can also contact the SEC to get the SAI, material incorporated into this prospectus by reference, and other information about registrants that file electronically with the SEC. The SEC may charge you a fee for this information.

If you ask us, we'll provide you with illustrations of policy benefits based on different sets of assumptions. Illustrations may help you understand how your policy's death benefit, cash surrender value and accumulated value would vary over time based on different assumptions. You can get one policy illustration free of charge per policy year by calling or writing to us. We reserve the right to charge $25 for additional illustrations.

How to contact us

Call or write to us at:

Pacific Life Insurance Company

700 Newport Center Drive

P.O. Box 7500

Newport Beach, California 92658-7500

1-800-800-7681

7 a.m. through 5 p.m. Pacific time

Send premiums (other than initial premium), other payments, change of address and change of premium allocation instructions to:

Pacific Life Insurance Company

P.O. Box 100957

Pasadena, California 91189-0957

If you receive premium notice via listbill, send premiums, other payments and all correspondence to:

Pacific Life Insurance Company

700 Newport Center Drive

P.O. Box 7500

Newport Beach, California 92658-7500

Send applications, initial premium and other correspondence to:

Pacific Life Insurance Company

700 Newport Center Drive

P.O. Box 7500

Newport Beach, California 92658-7500

How to contact the SEC

You can also find reports and other information about the policy and separate account from the SEC. The SEC may charge you a fee for this information.

Public Reference Section of the SEC

Washington, D.C. 20549-6009

1-800-SEC-0330

Internet:  www.sec.gov

SEC file number 333-60461

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2003

PACIFIC SELECT EXEC II

PACIFIC SELECT EXEC SEPARATE ACCOUNT

Pacific Select Exec II is a variable life insurance policy offered by Pacific Life Insurance Company.

This Statement of Additional Information (SAI) is not a prospectus and should be read in conjunction with the policy’s prospectus, dated May 1, 2003, which is available without charge upon written or telephone request to Pacific Life. Terms used in this SAI have the same meanings as in the prospectus, and some additional terms are defined particularly for this SAI. This SAI is incorporated by reference into the policy’s prospectus.

Pacific Life Insurance Company

P.O. Box 7500

Newport Beach, CA 92658-7500

1-800-800-7681

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MORE ON THE OPTIONAL RIDERS

There are nine optional riders that provide extra benefits. Ask your registered representative for additional information about the riders available with the policy. Samples of the provisions for the extra optional benefits are available from us upon written request.

Accidental death rider

Provides additional insurance coverage when we receive proof that the insured’s death results directly and independently of all other causes from bodily injuries accidentally sustained, subject to the rider’s provisions. Death must occur within 120 days of injuries and while the rider was in force, subject to satisfactory evidence of insurability. You may purchase the rider at policy issue for an insured between age 5 through 65. The monthly charge will be shown in your policy specifications pages.

The rider terminates on the earliest of your written request, on lapse or termination of the policy, or when the insured reaches age 70.

Children’s term rider

Provides term insurance until age 25 on any child of the insured, including a natural child, step-child or adopted child. To be eligible for coverage, the insured must be 55 or younger, and the child must be 21 or younger at policy issue and named in the application for this rider or born or adopted thereafter. Newborn children are covered from age 14 days. The term insurance under the rider may be converted for a new policy on each child on the earlier of the child’s 25th birthday or the date the insured becomes age 65, as long as the child is still living. If the insured dies before the conversion date, the term insurance on each child will become paid-up and a separate policy for the paid-up insurance will be issued with the child as owner. For each child, if you convert the rider, or if paid-up insurance is issued, coverage for that child under the rider will terminate. The monthly charge will be shown in your policy specifications pages.

Annual renewable term rider

Provides term insurance on the insured and is renewable annually until the policy terminates. The rider is available for insureds age 85 or younger at the time of rider issue. You may purchase the rider at policy issue or any time while the policy is in force, subject to satisfactory evidence of insurability. The rider modifies the death benefit of the policy to include the face amount of the rider, so that the death benefit equals the greater of the death benefit as calculated under 1) the death benefit option you choose on the policy plus the face amount of the rider, or 2) the guideline minimum death benefit under the death benefit qualification test you’ve chosen. The amount of coverage can be level or vary every year and may follow any pattern, subject to underwriting approval, to match your need for insurance. Annual increases are scheduled at issue. You may also request unscheduled increases or decreases in face amount of the rider, subject to certain limitations.

The guaranteed monthly cost of insurance rate and monthly M&E expense risk face amount charge will be shown in your policy specifications pages. Our current cost of insurance rates for the rider are lower than the guaranteed rates. The current charge for the M&E expense risk face amount charge is $0.

You may request increases or decreases in face amount of the rider. Each increase will be subject to satisfactory evidence of insurability and will have associated cost of insurance and M&E expense risk face amount charges. We may deduct an administrative charge not to exceed $100 from your policy’s accumulated value on the effective date of any unscheduled increase. You must send a written request if you wish to decrease the face amount of this rider. Decreases will be effective on the first monthly payment date on or following the date the written request is received at our life insurance operations center. Decreases will first be applied against the most recent increase, if any, and then against successively earlier increases, if any, and finally against the original Annual renewable term rider face amount.

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The rider will terminate on the earliest of your written request, or on lapse or termination of this policy.

Annual renewable and convertible term rider

Provides annual renewal term insurance on any member of the insured’s immediate family who is age 80 or younger at the time the rider is issued. You may purchase the rider at policy issue or any time while the policy is in force. We refer to each person insured under the rider as a covered person. You have the flexibility to delete a covered person from the rider, or, with satisfactory evidence of insurability, you may add a covered person. We may deduct an administrative charge not to exceed $100 from your policy’s accumulated value on the effective date of any such addition of a covered person.

At any time while the rider is in force and before any covered person reaches age 65, you may convert the rider to a whole life or any higher premium plan we regularly issue at the time of the conversion. The rider may also be converted during the first two years it is in force, regardless of the covered person’s age. If you convert the rider, a new policy will be issued on the covered person and coverage under the rider will terminate.

The guaranteed monthly cost of insurance rates for each covered person will be shown in your policy specifications pages. Our current cost of insurance rates for the rider are lower than the guaranteed rates.

The rider will terminate on the earliest of your written request, on lapse or termination of the policy, or when the last covered person reaches age 100.

Accounting benefit rider

Provides additional death benefit protection on the insured in combination with the face amount of the policy. You may purchase the rider at policy issue or any time while the policy is in force. The rider modifies the death benefit of the policy to include the face amount of the rider, so that the death benefit equals the greater of the death benefit as calculated under 1) the death benefit option you choose on the policy plus the face amount of the rider, or 2) the guideline minimum death benefit under the death benefit qualification test you’ve chosen.

The guaranteed monthly cost of insurance rate and monthly M&E expense risk face amount charge will be shown in your policy specifications pages. Our current cost of insurance rates for the rider are lower than the guaranteed rates.

You may request increases or decreases in face amount of the rider. Each increase will be subject to satisfactory evidence of insurability and will have associated cost of insurance and M&E expense risk face amount charges. We may deduct an administrative charge not to exceed $100 from your policy’s accumulated value on the effective date of any unscheduled increase. Decreases will be effective on the first monthly payment date on or following the date the written request is received at our life insurance operations center. Decreases will first be applied against the most recent increase, if any, and then against successively earlier increases, if any, and finally against the original Accounting benefit rider face amount.

The rider will terminate on the earliest of your written request, or on lapse or termination of this policy.

Guaranteed insurability rider

Gives the right to buy additional insurance on the life of the insured on specified dates without proof of insurability. The rider is available for an insured who is not in a substandard risk class and is age 37 or younger when the policy is issued. Subject to certain conditions, you may have some flexibility to change the option dates.

Charges and option dates for this rider appear in your policy specifications pages. To add the additional insurance, we must receive your written request within 31 days of the option date for that additional coverage. The increase in face amount will take effect on the option date if the insured is then living. Any option not exercised on its option date will expire.

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The rider will terminate on the earliest of your written request, on lapse or termination of the policy, or 31 days after the last option date.

Waiver of charges rider

Waives any monthly cost of insurance charges, administrative charges and M&E risk face amount charges for the policy, and any monthly cost of any rider benefits which fall due while the insured is totally disabled, under the provisions of the rider. We will not waive any charges that are due more than one year before we receive proof of total disability, or which fall due before the insured’s age 5. The monthly charge for the rider appears in your policy specifications pages.

The rider is available for insureds age 55 or younger who are not in a substandard risk class. The rider may be purchased only at policy issue. If regular evidence of insurability for new life insurance is being submitted, no additional evidence of insurability for a Waiver of charges rider is usually needed. If you apply for an increase in face amount under an insurability option or conversion option, and if the Waiver of charges rider was included in the original coverage, the evidence needed to include the Waiver of charges rider on the new insurance is a statement that the insured is not totally disabled. Except as stated above, satisfactory evidence of insurability is required.

This rider is not available if you select a Disability benefit rider.

The rider will terminate (without affecting any claim for disability occurring before such termination) on the earliest of your written request, on lapse or termination of this policy, or when the insured reaches age 60.

Accelerated living benefits rider

Gives the policy owner access to a portion of the policy’s death benefit if the insured has been diagnosed with a terminal illness resulting in a life expectancy of six months or less (or longer than six months in some states). We refer to this amount as the accelerated benefit. If you have an outstanding loan amount, we will reduce the accelerated benefit proceeds payable to repay a portion of the loan. We may also deduct an administrative fee of $150 from your accelerated benefit.

You may choose to receive the accelerated benefit either in a lump sum or any other payment plan available at the time of payment. We will pay the benefit only once per insured.

Payment of the accelerated benefit will reduce the death benefit under your policy and any riders used in calculating the available accelerated benefit. It will also reduce any outstanding loan amount.

Benefits received under this rider may be taxable, and may impact your eligibility for Medicaid or other government benefits. Please consult your tax adviser if you want to exercise your rights under this rider.

You may purchase this rider at policy issue or any time while the policy is in force. The rider will terminate on the earliest of your written request, on lapse or termination of the policy, or when an accelerated benefit is paid under this rider.

Disability benefit rider

Provides a monthly addition to the policy’s accumulated value when the insured has a qualifying disability as stated in the rider provisions, until he or she reaches age 65. You may purchase the rider only at policy issue. The monthly charge for the rider appears in your policy specifications pages.

This rider is not available if you select a Waiver of charges rider.

The rider will terminate on the earliest of your written request, on termination of this policy, or when the insured becomes age 60.

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PREMIUM LIMITATIONS

Federal tax law puts limits on the amount of premium payments you can make in relation to your policy’s death benefit. These limits apply in the following situations.

Guideline Premium Limit

If you’ve chosen the guideline premium test as your death benefit qualification test, the total amount you can pay in premiums and still have your policy qualify as life insurance is your policy’s guideline premium limit. The sum of the premiums paid, less any withdrawals, at any time cannot exceed the guideline premium limit, which is the greater of:

•	the guideline single premium or
•	the sum of the guideline level annual premiums.

We may refuse to accept all or part of a premium payment if, by accepting it, you will exceed your policy’s guideline premium limit. If we find that you’ve exceeded your guideline premium limit, we may remove all or part of a premium you’ve paid from your policy as of the day we applied it, and return it to you. We’ll adjust the death benefit retroactively to that date to reflect the reduction in premium payments.

Your policy’s guideline single premium and guideline level annual premiums appear on your policy’s specification pages. Before you buy a policy, you can ask us or your registered representative for a personalized illustration that will show you the guideline single premium and guideline level annual premiums.

Modified endowment contract

A life insurance policy will become a modified endowment contract if the sum of premium payments made during the first seven contract years, less a portion of withdrawals, exceeds the seven-pay limit defined in section 7702A of the Internal Revenue Code. You’ll find a detailed discussion of modified endowment contracts in Variable life insurance and your taxes in the prospectus.

Unless you’ve told us in writing that you want your policy to become a modified endowment contract, we’ll remove all or part of the premium payment from your policy as of the day we applied it and return it to you. We’ll also adjust the death benefit retroactively to that date to reflect the reduction in premium payments. If we receive such a premium within 20 days before your policy anniversary, we’ll hold it and apply it to your policy on the anniversary date.

In both of these situations, if we remove an excess premium from your policy, we’ll return the premium amount to you no later than 60 days after the end of the policy year. We may adjust the amount for interest or for changes in accumulated value that relate to the amount of the excess premium we’re returning to you.

If we do not return the premium amount to you within that time, we’ll increase your policy’s death benefit retroactively, to the day we applied the premium, and prospectively so that it’s always the amount necessary to ensure your policy qualifies as life insurance, or to prevent it from becoming a modified endowment contract. If we increase your death benefit, we’ll adjust cost of insurance or rider charges retroactively and prospectively to reflect the increase.

Increasing the net amount at risk

An increase in the net amount of risk occurs if the policy’s death benefit is equal to the guideline minimum death benefit, or would be equal to it once we apply your premium payment. We may choose to accept your premium payment in this situation, but before we do so, we may require satisfactory evidence of the insurability of the person insured by the policy.

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TRANSFER PROGRAMS

Dollar cost averaging

Our dollar cost averaging program allows you to make scheduled transfers of $50 or more between variable investment options without paying a transfer fee. Here’s how the program works:

•	You can set up this program at any time while your policy is in force.
•	You need to complete a request form to enroll in the program. You may enroll by telephone or electronically if you have a completed telephone and electronic authorization form on file.
•	You must have at least $5000 in a variable investment option to start the program.
•	We’ll automatically transfer accumulated value from one variable investment option to one or more of the other variable investment options you’ve selected.
•	We’ll process transfers as of the end of the business day on your policy’s monthly, quarterly, semi-annual or annual anniversary, depending on the interval you’ve chosen. We will not make the first transfer until after the free look transfer date in states that require us to return your premiums if you exercise your right to cancel your policy.
•	We will not charge you for the dollar cost averaging program or for transfers made under this program, even if we decide to charge you in the future for transfers outside of the program, except if we have to by law.
•	We have the right to discontinue, modify or suspend the program at any time.
•	We’ll keep making transfers at the intervals you’ve chosen until one of the following happens:
•	the total amount you’ve asked us to transfer has been transferred
•	there is no more accumulated value in the investment option you’re transferring from
•	your policy enters the grace period and is in danger of lapsing
•	you tell us in writing to cancel the program
•	we discontinue the program.

Portfolio rebalancing program

The portfolio rebalancing program automatically transfers your policy’s accumulated value among the variable investment options according to your original percentage allocations. Here’s how the program works:

•	You can set up this program at any time while your policy is in force.
•	You enroll in the program by sending us a written signed request or a completed automatic rebalancing form. You may enroll by telephone or electronically if you have a completed telephone and electronic authorization form on file.
•	Your first rebalancing will take place on the monthly payment date you choose. You choose whether we should make transfers quarterly, semi-annually or annually, based on your policy date.
•	If you cancel this program, you must wait 30 days to begin it again.
•	You cannot use this program if you’re already using the dollar cost averaging program.
•	We do not currently charge for the portfolio rebalancing program or for transfers made under this program.
•	We can discontinue, suspend or change the program at any time.

First year transfer program

Our first year transfer program allows you to make monthly transfers during the first policy year from the Fixed account to the variable investment options or the Fixed LT account. Here’s how the program works:

•	You enroll in the program when you apply for your policy.
•	You choose a regular amount to be transferred every month for 12 months.
•	We make the first transfer on the day we allocate your first premium to the investment options you’ve chosen. Each transfer will be made on the same day every month.

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•	If you sign up for this program, we’ll waive the usual transfer limit for the Fixed account during the first policy year.
•	If we make the last transfer during the second policy year, we will not count it toward the usual one transfer per year limit for the Fixed account.
•	If the accumulated value in the Fixed account is less than the amount to be transferred, we’ll transfer the balance and then cancel the program.
•	If there is accumulated value remaining in the Fixed account at the end of the program, our usual rules for the Fixed account will apply.
•	We do not currently charge for the first year transfer program or for transfers made under this program.

LOAN AND WITHDRAWAL FEATURES

Taking out a loan

When you borrow money from us, we use your policy’s accumulated value as security. You pay interest on the amount you borrow. The accumulated value set aside to secure your loan also earns interest. Here’s how it works:

•	To secure the loan, we transfer an amount equal to the amount you’re borrowing from your accumulated value in the investment options to the loan account. We’ll transfer this amount from your investment options in proportion to the accumulated value you have in each option, unless you tell us otherwise.
•	Interest owing on the amount you’ve borrowed accrues daily at an annual rate of 3.25%. Interest that has accrued during the policy year is due on your policy anniversary. If you do not pay the interest when it’s due, we’ll add it to the amount of your loan and begin accruing interest on it from the day it was due. We’ll also transfer an amount equal to the interest that was due, from your policy’s accumulated value to the loan account. We’ll transfer this amount from your investment options in proportion to the accumulated value you have in each option, unless you tell us otherwise.
•	The amount in the loan account earns interest daily at an annual rate of at least 3.0%. On your policy anniversary, we transfer the interest that has been credited to the loan account proportionately to your investment options according to your most recent allocation instructions.
•	We currently intend to credit interest on the amount in the loan account at an annual rate of 3.25% in policy year 6 and thereafter. We can decrease the rate credited if we believe the change is needed to ensure that your policy loan is not treated as a taxable distribution under federal income tax laws, or under any applicable ruling, regulation, or court decision. We will not decrease the annual rate to less than 3.0% on the amount in the loan account.

How much you can borrow

The minimum amount you can borrow is $200, unless there are other restrictions in your state. You can borrow up to the larger of the following amounts:

•	90% of the accumulated value in the investment options, less any surrender charges that would apply if you surrendered your policy on the day you took out the loan.
•	the result of a × (b/c) – d where:

a = the accumulated value of your policy less any surrender charges that would have applied if you surrendered your policy on the day you took out the loan, and less 12 times the most recent monthly charge

b = 1.03

c = 1.0325

d = any outstanding loan amount.

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An example of how much you can borrow

For a policy in policy year 5 with:

•	accumulated value of $100,000
•	an outstanding loan amount of $60,000
•	a most recent monthly charge of $225

The maximum amount you can borrow is the greater of:

$25,500

((90% × ($100,000-$5000)) - $60,000)

or

$32, 076.51

(a × (b/c)) – d, where:

a = $92,300 ($100,000 - $5,000 - (12 x $225))

b = 1.03

c = 1.0325

d = $60,000

Paying off your loan

You can pay off all or part of the loan any time while your policy is in force. Unless you tell us otherwise, we’ll generally transfer any loan payments you make proportionately to your investment options according to your most recent allocation instructions. We may, however, first transfer any loan payments you make to the fixed options, up to the amount originally transferred from the fixed options to the loan account. We’ll then transfer any excess amount to your variable investment options according to your most recent allocation instructions.

Automated income option

Our automated income option (“AIO”) program allows you to make scheduled withdrawals or loans. Here’s how the program works:

•	You can set up the income stream from your policy on either a monthly or annual basis. Each scheduled income payment must be at least $500 if you choose to receive monthly payments, or $1,000 if you choose annual payments.
•	You may choose to receive either a fixed amount of income or an amount based on a fixed duration. Depending upon your objectives, you may wish to reduce your face amount or change your policy’s death benefit option in order to maximize your income.
•	You choose the scheduled income payment date. You may elect to have your income payments sent either by check or by electronic deposit to a bank account. The effective date of the withdrawal or loan will be the business day before any income payment date.
•	If the scheduled income payment date falls on a weekend or holiday, the actual income payment date will be the business day before the scheduled income payment date.
•	The withdrawal or loan will be taken from your policy’s investment options in proportion to the accumulated value in each option.

Upon our receipt of your AIO request form, we will run a hypothetical illustration to determine if your request can be fulfilled, or if any adjustments will be necessary. We use the illustration to test your policy for the minimum net cash surrender value requirement. Your policy must continue to have an illustrated net cash surrender value at the maturity date sufficient to meet the minimum accumulated value required to allow for payment of policy charges, including policy loan interest.

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Illustrations generally will be run at an annual gross earnings rate chosen by you, not to exceed 10%. No earnings rate used is a guarantee or indication of actual earnings.

We will complete an AIO agreement form, and send it and the illustration to your registered representative for delivery to you. The AIO agreement form will confirm your income payment amount, frequency and duration, and will also confirm your policy’s cost basis and other information about your elections under the AIO program.

Unless you request otherwise, distributions under the AIO program will be taken first as withdrawals if not taxable, then they will be takes as loans.

Payments under the AIO program will begin as scheduled once we receive your signed AIO agreement form. We will send you a letter confirming the date and amount of the first income payment.

The income payments will usually remain constant during each income period, unless there is insufficient net cash surrender value to make a payment. The duration of each income period is one year, except that the first income period may differ depending on the following:

•	If the AIO program start date is six months or more from your next policy anniversary, the income period will end on the next policy anniversary. In this case, the first income period will last at least six months, but not more than one year.
•	If the AIO program start date is less than six months from your next policy anniversary, the income period will extend to the following policy anniversary. In this case, the first income period will last at least one year, but no more than 18 months.

After the first income period, and each year you remain in the AIO program, we will run an illustration after each policy anniversary. The illustration will generally be run at a rate chosen by you, not to exceed a gross annual rate of 10%. Your policy must continue to have an illustrated net cash surrender value at the maturity date sufficient to meet the minimum accumulated value required to allow for payment of policy charges, including policy loan interest. There is no charge for illustrations we run in connection with the AIO program. They do not count toward your one free illustration per year.

We will send you a letter and the illustration to notify you of any changes in your income payment amount or duration. The new income payment amount will be effective on the income payment date following the previous income period.

Over time, your policy’s actual performance, and perhaps your use of the policy’s options are likely to vary from the assumptions used in the illustrations. Changes in your policy’s investment option allocations can impact your future values and income you receive. Your policy may also be susceptible lapse.

You are responsible to monitor your policy’s accumulated value to ensure your policy is not in danger of lapsing. You may need to make additional premium payments or loan repayments to prevent your policy from lapsing. You will not receive a notice to remind you of your scheduled premium payments while you are in the AIO program.

MORE ON POLICY CHARGES

How we calculate the surrender charge

The surrender charge and the maximum surrender charge are assessed against your policy’s accumulated value. They are based on the age and risk class of the insured, as well as the death benefit option you choose, for each $1000 of coverage segment on the date the coverage segment is effective.

The amount of the surrender charge does not change during the first policy year. Starting on the first policy anniversary, we reduce the charge by 0.9259% each month until it reaches zero at the end of 10 policy years.

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The maximum surrender charge does not change during the first 10 policy years, and then is reduced to zero at the end of the 10th policy year. The most we will assess on any surrender coverage segment is $69.09 per $1000 of face amount.

Please refer to your policy and any supplemental schedule of benefits for maximum surrender charges. Sample rates for the surrender charge and maximum surrender charge appear in the prospectus as Appendix B and Appendix C, respectively.

An example

For a policy:

•	that insures a male non-smoker who is age 45 when the policy is issued
•	with an initial face amount of $350,000

	For death benefit Option A and Option C, the surrender charge is:	For death benefit Option B, the surrender charge is:

First policy year	$9,096.50 (($350,000 / $1,000) × 25.99)	$12,155.50 (($350,000 / $1000) × 34.73)

End of seventh policy year	$3,032.17 ($9,096.50 – ($9,096.50 × .9259% × 72 months))	$4,052.06 ($12,155.50 – ($12,155.50 × .9259% × 72 months))

We will never deduct more than the maximum surrender charge, which is:

	$4,426.10	$5,752.60

Underwriting methods

We normally use the medical or paramedical method to assign underwriting or insurance risk classes, which may require a medical examination. We offer two additional forms of underwriting for executive and employee groups that meet specified multi-life guidelines.

Guaranteed issue may be available where an employer-employee relationship exists and where at least 10 lives will be insured. To be eligible, prospective insureds must be employed in an occupation or industry we consider an acceptable risk, must be full time employees or executives, and must be actively at work on a continuous basis during the 3-month period preceding application for insurance. Maximum age for an insured at policy issue is usually 65, but may be increased to age 70 if representing less than 5% of the group of insureds. Cost of insurance rates distinguish between executive only groups and all-employee groups, instead of on individual underwriting information.

Simplified issue may be offered where the group does not qualify for guaranteed issue. Simplified issue is a process of limited underwriting using a short form application that includes health and avocation questions to be completed by each prospective insured. We may request additional information, including an attending physician’s statement, but will not require a physical examination. Simplified issue is available to executives only, under similar criteria as guaranteed issue, except for lower participation levels and generally higher death benefits permitted per life. Cost of insurance rates are based on both individual underwriting information and executive class experience.

The current cost of insurance rates are generally higher for policies issued under the guaranteed issue or simplified issue underwriting methods than for policies issued under the fully underwritten medical or paramedical underwriting method. Guaranteed cost of insurance charges are not affected.

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The guaranteed rates include the insurance risks associated with insuring one person. They are calculated using 1980 Commissioners Standard Ordinary Mortality Tables or the 1980 Commissioners Ordinary Mortality Table B, which are used for unisex cost of insurance rates. The rates are also based on the age, gender and risk class of the insured unless unisex rates are required.

Ask your registered representative for more detailed information regarding the minimum face amount and other requirements for these underwriting methods.

Increases in face amount

Net premiums you pay are allocated to the accumulated value in your base policy and any charges, withdrawals and distributions are subtracted from that accumulated value. If you elect death benefit Option C, your death benefit on the base policy is your base policy’s face amount plus any premium payments you make and less any withdrawals and distributions.

If you increase the face amount of your base policy, add an Annual renewable term rider and/or Accounting benefit rider, and/or increase the face amount of such a rider, we do not change the above allocations. Instead, to determine the cost of insurance charge on each coverage segment, as described in the prospectus under Your policy’s accumulated value, we discount the total death benefit for all coverage segments that would have been payable at the beginning of the policy month and subtract the accumulated value in the base policy at the beginning of the month before the monthly charge is due to determine the total discounted net amount at risk for all coverage segments. We then prorate the net amount at risk for each coverage segment in the same proportion that the face amount of each coverage segment bears to the total face amount for all coverage segments. The discounted net amount at risk for each coverage segment is multiplied by the current COI rate for that coverage segment.

MORE ON PACIFIC LIFE AND THE POLICIES

How we’re organized

Pacific Life was established on January 2, 1868 under the name, Pacific Mutual Life Insurance Company of California. It was reincorporated as Pacific Mutual Life Insurance Company on July 22, 1936. On September 1, 1997, Pacific Life converted from a mutual life insurance company to a stock life insurance company. Pacific Life is a subsidiary of Pacific LifeCorp, a holding company, which in turn is a subsidiary of Pacific Mutual Holding Company, a mutual holding company.

Under their charters, Pacific Mutual Holding Company must always hold at least 51% of the outstanding voting stock of Pacific LifeCorp. Pacific LifeCorp must always own 100% of the voting stock of Pacific Life. Owners of Pacific Life’s annuity contracts and life insurance policies have certain membership interests in Pacific Mutual Holding Company. They have the right to vote on the election of the Board of Directors of the mutual holding company and on other matters. They also have certain rights if the mutual holding company is liquidated or dissolved.

How policies are distributed

Pacific Select Distributors, Inc. (PSD), our subsidiary, acts as the principal underwriter (“distributor”) of the policies and offers the policies on a continuous basis. PSD is located at 700 Newport Center Drive, Newport Beach, California 92660. PSD is registered as a broker-dealer with the SEC and is a member of NASD. We pay PSD for acting as distributor under a distribution agreement. We and PSD enter into selling agreements with broker-dealers whose registered representatives are authorized by state insurance departments to sell the policies. The aggregate amount of underwriting commissions paid to PSD with regard to this policy in 2002, 2001, and 2000 was $67,394,196.80, $76,997,911.87, and $77,913,231.37 respectively, of which $0 was retained.

10

How we pay broker-dealers

We pay broker-dealers commission for promoting, marketing and selling our policies. Broker-dealers pay a portion of the commission to their registered representatives, under their own arrangements.

Commissions are based on “target” premiums we determine. The commissions we pay vary with the agreement, but the most common schedule of commissions we pay is:

•	90% of premiums paid up to the first target premium
•	4% of the premiums paid under targets 2-10
•	2% of premiums paid in excess of the 10th target premium.

Under certain circumstances and in exchange for lower initial commissions, we may pay certain broker-dealers an annual renewal commission of up to 0.40% of a policy’s accumulated value less any outstanding loan amount. We calculate the renewal amount monthly and it becomes payable on each policy anniversary. We also pay override payments, expense and marketing allowances, bonuses, wholesaler fees and training allowances.

Registered representatives who meet certain sales levels can qualify for sales incentives programs we offer. We may also pay them non-cash compensation like expense-paid trips, expense-paid educational seminars, and merchandise.

The separate account

The separate account was established on May 12, 1988 under California law under the authority of our Board of Directors. It’s registered with the SEC as a type of investment company called a unit investment trust. The SEC does not oversee the administration or investment practices or policies of the account.

The separate account is not the only investor in the Pacific Select Fund. Investments in the fund by other separate accounts for variable annuity contracts and variable life insurance contracts could cause conflicts. For more information, please see the Statement of Additional Information for the Pacific Select Fund.

Performance

Performance information may appear in advertisements, sales literature, or reports to policy owners or prospective buyers.

Information about performance of any variable account of the separate account reflects only the performance of a hypothetical policy. The calculations are based on allocating the hypothetical policy’s accumulated value to the variable account during a particular time period.

Performance information is no guarantee of how a portfolio or variable account will perform in the future. You should keep in mind the investment objectives and policies, characteristics and quality of the portfolio of the fund in which the variable account invests, and the market conditions during the period of time that’s shown.

We may show performance information in any way that’s allowed under the law that applies to it. This may include presenting a change in accumulated value due to the performance of one or more variable accounts, or as a change in a policy’s owner’s death benefit.

We may show performance as a change in accumulated value over time or in terms of the average annual compounded rate of return on accumulated value. This would be based on allocating premium payments for a hypothetical policy to a particular variable account over certain periods of time, including one year, or from the day the variable account started operating. If a portfolio has existed for longer than its corresponding variable account, we may also show the hypothetical returns that the variable account would have achieved had it invested in the portfolio from the day the portfolio started operating.

11

Performance may reflect the deduction of all policy charges including premium load, the cost of insurance, the administrative charge, and the mortality and expense risk charge. The different death benefit options will result in different expenses for the cost of insurance, and the varying expenses will result in different accumulated values.

Performance may also reflect the deduction of the surrender charge, if it applies, by assuming the hypothetical policy is surrendered at the end of the particular period. At the same time, we may give other performance figures that do not assume the policy is surrendered and do not reflect any deduction of the surrender charge.

We may also show performance of the underlying portfolios based on the change in value of a hypothetical investment over time or in terms of the average annual compounded return over time. Performance of the portfolios will not reflect the deduction of policy charges. If policy charges were reflected, the performance would be lower.

In our advertisements, sales literature and reports to policy owners, we may compare performance information for a variable account to:

•	other variable life separate accounts, mutual funds, or investment products tracked by research firms, rating services, companies, publications, or persons who rank separate accounts or investment products on overall performance or other criteria
•	the Consumer Price Index, to assess the real rate of return from buying a policy by taking inflation into consideration
•	various indices that are unmanaged.

Reports and promotional literature may also contain our rating or a rating of our claims paying ability. These ratings are set by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

Yields

The yield or total return of any variable account or portfolio does not reflect the deduction of policy charges.

Money Market variable account

The “yield” (also called “current yield”) of the Money Market variable account is computed in accordance with a standard method prescribed by the SEC. The net change in the variable account’s unit value during a seven-day period is divided by the unit value at the beginning of the period to obtain a base rate of return. The current yield is generated when the base rate is “annualized” by multiplying it by the fraction 365/7; that is, the base rate of return is assumed to be generated each week over a 365-day period and is shown as a percentage of the investment. The “effective yield” of the Money Market variable account is calculated similarly but, when annualized, the base rate of return is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

The formula for effective yield is: [(Base Period Return + 1) (To the power of  365/7)] – 1.

Realized capital gains or losses and unrealized appreciation or depreciation of the assets of the underlying Money Market portfolio are not included in the yield calculation.

Other variable accounts

“Yield” of the other variable accounts is computed in accordance with a different standard method prescribed by the SEC. For each variable account, the net investment income (investment income less expenses) per accumulation unit earned during a specified one month or 30-day period is divided by the unit value on the last

12

day of the specified period. This result is then annualized (that is, the yield is assumed to be generated each month or each 30-day period for a year), according to the following formula, which assumes semiannual compounding:

YIELD = 2[ (a-b + 1) (To the power of 6) - 1]

__

cd

Where:	a	=	net investment income earned during the period by the underlying portfolio of the variable account,
	b	=	expenses accrued for the period (net of reimbursements),
	c	=	the average daily number of accumulation units outstanding during the period that were entitled to receive dividends, and
	d	=	the unit value of the accumulation units on the last day of the period.

The variable accounts’ yields will vary from time to time depending upon market conditions, the composition of each portfolio and operating expenses of the fund allocated to each portfolio. Consequently, any given performance quotation should not be considered representative of the variable account’s performance in the future. Yield should also be considered relative to changes in unit values and to the relative risks associated with the investment policies and objectives of the various portfolios. In addition, because performance will fluctuate, it may not provide a basis for comparing the yield of a variable account with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

Money Market portfolio

Current yield for the Money Market portfolio will be based on the change in the value of a hypothetical investment (exclusive of capital charges) over a particular 7-day period, less a pro-rata share of portfolio expenses accrued over that period (the “base period”), and stated as a percentage of the investment at the start of the base period (the “base period return”). The base period return is then annualized by multiplying by  365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. “Effective yield” for the Money Market portfolio assumes that all dividends received during an annual period have been reinvested. Calculation of “effective yield” begins with the same “base period return” used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

Effective Yield = [(Base Period Return + 1) (To the power of  365/7)]-1

For the 7-day period ending December 31, 2002, the current yield of the Money Market portfolio was 1.02% and the effective yield of the portfolio was 1.02%.

Other portfolios

Quotations of yield for the remaining portfolios will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period (“net investment income”), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

YIELD = 2[ (a-b + 1) (To the power of 6) - 1]

__

cd

where

a	= dividends and interest earned during the period,
b	= expenses accrued for the period (net of reimbursements),
c	= the average daily number of shares outstanding during the period that were entitled to receive dividends,and
d	= the maximum offering price per share on the last day of the period.

13

Quotations of average annual total return for a portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the portfolio over certain periods that will include a period of one year (or, if less, up to the life of the portfolio), calculated pursuant to the following formula: P (1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return for the period, n = the number of periods, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Quotations of total return may also be shown for other periods. All total return figures reflect the deduction of a proportional share of portfolio expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

Performance data

To help you understand how investment performance can affect your accumulated value in the separate account, we are including performance information based on the historical performance of the Pacific Select Fund underlying portfolios.

The following table presents the annualized total return for each portfolio for 1, 5 and 10 years, or for the period from each portfolio’s commencement of operations, if less. The figures in the table do not reflect the deduction of policy fees or expenses, which include premium loads, cost of insurance, policy administrative fees and charges, mortality and expense risk charges, surrender charges, or any other charges that may be incurred under the policy. If the charges imposed were reflected, performance would be lower.

14

The results shown in this section are not an estimate or guarantee of future investment performance.

Historical Portfolio Performance

Annualized Rates of Return for Periods Ended December 31, 2002

All numbers are expressed as a percentage

Portfolios	1 year	5 years	10 Years or Since Inception
Blue Chip[1]	(25.94)		(22.37)
Aggressive Growth[1]	(22.32)		(21.09)
Diversified Research[1]	(24.19)		(6.69)
Small-Cap Equity	(23.58)	(2.63)	6.82
International Large-Cap[1]	(17.63)		(19.18)
I-Net TollkeeperSM 1	(38.62)		(38.30)
Financial Services[1]	(14.59)		(11.03)
Health Sciences[1]	(23.30)		(15.88)
Technology[1]	(46.34)		(43.75)
Telecommunications[1]	(47.06)		(46.94)
Growth LT	(28.97)	4.20	10.66
Focused 30[1]	(29.41)		(26.18)
Mid-Cap Value	(14.46)		6.25
International Value[2]	(13.91)	(5.02)	4.30
Capital Opportunities[1]	(26.78)		(21.38)
Global Growth[1]	(19.48)		(17.28)
Equity Index[3]	(22.34)	(0.84)	8.97
Small-Cap Index[3]	(21.19)		(2.00)
Multi-Strategy[4]	(13.06)	1.84	7.11
Main Street ®Core[4] (formerly “Large-Cap Core”)	(28.40)	(3.06)	6.46
Emerging Markets[4]	(3.07)	(8.55)	(7.09)
Inflation Managed[5]	15.45	7.60	7.34
Managed Bond	10.93	7.30	7.56
Money Market	1.41	4.32	4.38
High Yield Bond	(3.00)	(0.04)	5.53
Equity Income[1]	(13.54)		(13.54)*
Research[1]	(21.18)		(21.18)*
Equity[6]	(26.51)	(4.93)	5.07
Aggressive Equity[6]	(25.09)	(6.74)	(3.43)
Large-Cap Value	(22.96)		(1.18)
Comstock[1,7] (formerly “Strategic Value”)	(22.15)		(15.41)
Real Estate	(0.32)		9.49
Mid-Cap Growth[1,7]	(47.03)		(34.46)

[1]	Operations commenced on January 3, 2000 for the Diversified Research and International Large-Cap portfolios; May 1, 2000 for the I-Net Tollkeeper portfolio; October 2, 2000 for the Comstock and Focused 30 portfolios; January 2, 2001 for the Blue Chip, Aggressive Growth, Financial Services, Health Sciences, Technology, Telecommunications, Capital Opportunities, Mid-Cap Growth, and Global Growth portfolios; and January 2, 2002 for the Equity Income and Research portfolios.

[2]	Lazard Asset Management began managing the International Value Portfolio effective January 1, 2001. Effective dates of prior manager changes are: January 1, 1994 and June 1, 1997.

[3]	Mercury Advisors began managing the Equity Index and Small-Cap Index Portfolios effective January 1, 2000.

[4]	OppenheimerFunds, Inc. began managing the Multi-Strategy, Main Street Core and Emerging Markets Portfolios effective January 1, 2003. Effective dates of prior manager changes were, for the Emerging Markets Portfolio: January 1, 2000; for Main Street Core: January 1, 1994, at which time some investment policies changed; and for the Multi-Strategy: January 1, 1994, at which time the investment objective and some investment policies also changed.

[5]	Prior to May 1, 2001, the investment focus of the Inflation Managed Portfolio differed.

[6]	Putnam Investment Management, LLC began managing the Equity and Aggressive Equity Portfolios effective December 1, 2001. Effective dates of prior manager changes for both Portfolios were May 1, 1998, at which time some investment policies changed. The performance of the Equity Portfolio prior to 1995 is based on the performance results of the predecessor series of Pacific Corinthian Variable Fund, the assets of which were acquired by the Fund on December 31, 1994.

[7]	Van Kampen began managing the Comstock Portfolio (formerly “Strategic Value”) and Mid-Cap Growth Portfolio effective May 1, 2003.

*	Total return not annualized for periods less than one full year.

15

Financial Statements

The next several pages contain the statement of assets and liabilities of Pacific Select Exec Separate Account as of December 31, 2002 and the related statement of operations for the year then ended and the statements of changes in net assets and financial highlights for each of the two years in the period then ended.

These are followed by the consolidated statements of financial condition of Pacific Life as of December 31, 2002 and 2001 and the related consolidated statements of operations, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2002, which are included in this SAI so you can assess our ability to meet our obligations under the policies.

Experts

Deloitte & Touche LLP serves as the independent auditors for Pacific Life and the separate account. The address of Deloitte & Touche LLP is 695 Town Center Drive, Suite 1200, Costa Mesa, California 92626.

The consolidated statements of financial condition of Pacific Life as of December 31, 2002 and 2001 and the related consolidated statements of operations, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2002 as well as the statement of assets and liabilities of Pacific Select Exec Separate Account as of December 31, 2002, the related statement of operations for the year then ended and statements of changes in net assets and financial highlights for each of the two years in the period then ended as included in this SAI have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

16

INDEPENDENT AUDITORS’ REPORT

The Board of Directors

Pacific Life Insurance Company:

We have audited the accompanying statements of assets and liabilities of Pacific Select Exec Separate Account (the “Separate Account”) (comprised of Blue Chip, Aggressive Growth, Emerging Markets, Diversified Research, Small-Cap Equity, International Large-Cap, I-Net Tollkeeper, Financial Services, Health Sciences, Technology, Telecommunications, Multi-Strategy, Large-Cap Core (formerly Equity Income), Strategic Value, Growth LT, Focused 30, Mid-Cap Value, International Value, Capital Opportunities, Mid-Cap Growth, Global Growth, Equity Index, Small-Cap Index, Real Estate (formerly REIT), Inflation Managed, Managed Bond, Money Market, High Yield Bond, Equity Income, Research, Equity, Aggressive Equity, and Large-Cap Value Variable Accounts, and Variable Account I, Variable Account II, Variable Account III, Variable Account IV, and Variable Account V) as of December 31, 2002, the related statements of operations for the year then ended (as to the Equity Income and Research Variable Accounts, and Variable Account V, for each of the periods from commencement of operations through December 31, 2002), and the statements of changes in net assets and financial highlights for each of the two years in the period then ended (as to the Blue Chip, Aggressive Growth, Financial Services, Health Sciences, Technology, Telecommunications, Capital Opportunities, Mid-Cap Growth, and Global Growth Variable Accounts, for the year ended December 31, 2002 and for each of the periods from commencement of operations through December 31, 2001, and as to the Equity Income and Research Variable Accounts, and Variable Account V, for each of the periods from commencement of operations through December 31, 2002). These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements and financial highlights presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Variable Accounts constituting Pacific Select Exec Separate Account as of December 31, 2002, the results of their operations, the changes in their net assets, and the related financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Costa Mesa, California

February 14, 2003

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2002

(In thousands)

	Blue Chip Variable Account	Aggressive Growth Variable Account	Emerging Markets Variable Account	Diversified Research Variable Account	Small-Cap Equity Variable Account	International Large-Cap Variable Account	I-Net Tollkeeper Variable Account	Financial Services Variable Account	Health Sciences Variable Account	Technology Variable Account

ASSETS

Investments:

Blue Chip Portfolio	$28,332

Aggressive Growth Portfolio		$3,355

Emerging Markets Portfolio			$20,079

Diversified Research Portfolio				$13,175

Small-Cap Equity Portfolio					$157,771

International Large-Cap Portfolio						$35,449

I-Net Tollkeeper Portfolio							$3,135

Financial Services Portfolio								$3,334

Health Sciences Portfolio									$6,224

Technology Portfolio										$3,187

Receivables:

Due from Pacific Life Insurance Company	89	37	—	—	148	—	23	8	—	—

Fund shares redeemed	—	—	2	11	—	898	—	—	8	9

Total Assets	28,421	3,392	20,081	13,186	157,919	36,347	3,158	3,342	6,232	3,196

LIABILITIES

Payables:

Due to Pacific Life Insurance Company	—	—	2	11	—	898	—	—	8	9

Fund shares purchased	89	37	—	—	148	—	23	8	—	—

Total Liabilities	89	37	2	11	148	898	23	8	8	9

NET ASSETS	$28,332	$3,355	$20,079	$13,175	$157,771	$35,449	$3,135	$3,334	$6,224	$3,187

Shares Owned in each Portfolio	4,707	538	3,388	1,635	11,934	6,828	1,139	423	879	1,006

Cost of Investments	$37,370	$3,969	$21,762	$16,114	$205,514	$35,087	$3,536	$3,715	$7,206	$4,383

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2002

(In thousands)

	Telecom- munications Variable Account	Multi- Strategy Variable Account	Large-Cap Core Variable Account (1)	Strategic Value Variable Account	Growth LT Variable Account	Focused 30 Variable Account	Mid-Cap Value Variable Account	International Value Variable Account	Capital Opportunities Variable Account	Mid-Cap Growth Variable Account

ASSETS

Investments:

Telecommunications Portfolio	$877

Multi-Strategy Portfolio		$105,601

Large-Cap Core Portfolio (1)			$115,176

Strategic Value Portfolio				$3,822

Growth LT Portfolio					$228,344

Focused 30 Portfolio						$2,224

Mid-Cap Value Portfolio							$64,559

International Value Portfolio								$139,406

Capital Opportunities Portfolio									$8,099

Mid-Cap Growth Portfolio										$6,465

Receivables:

Due from Pacific Life Insurance Company	—	—	—	2	384	6	153	—	114	10

Fund shares redeemed	—	23,557	1,205	—	—	—	—	252	—	—

Total Assets	877	129,158	116,381	3,824	228,728	2,230	64,712	139,658	8,213	6,475

LIABILITIES

Payables:

Due to Pacific Life Insurance Company	—	23,557	1,205	—	—	—	—	252	—	—

Fund shares purchased	—	—	—	2	384	6	153	—	114	10

Total Liabilities	—	23,557	1,205	2	384	6	153	252	114	10

NET ASSETS	$877	$105,601	$115,176	$3,822	$228,344	$2,224	$64,559	$139,406	$8,099	$6,465

Shares Owned in each Portfolio	311	8,463	7,733	560	17,458	443	5,668	13,572	1,314	1,503

Cost of Investments	$940	$132,472	$184,188	$4,613	$524,942	$2,832	$77,031	$181,896	$10,636	$7,223

(1) Formerly named Equity Income Variable Account and Equity Income Portfolio.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2002

(In thousands)

	Global Growth Variable Account	Equity Index Variable Account	Small-Cap Index Variable Account	Real Estate Variable Account (1)	Inflation Managed Variable Account	Managed Bond Variable Account	Money Market Variable Account	High Yield Bond Variable Account	Equity Income Variable Account (2)

ASSETS

Investments:

Global Growth Portfolio	$2,137

Equity Index Portfolio		$343,290

Small-Cap Index Portfolio			$33,129

Real Estate Portfolio (1)				$32,490

Inflation Managed Portfolio					$97,833

Managed Bond Portfolio						$231,892

Money Market Portfolio							$326,717

High Yield Bond Portfolio								$54,855

Equity Income Portfolio									$6,137

Receivables:

Due from Pacific Life Insurance Company	—	—	193	58	99	351	4,928	7	5

Fund shares redeemed	—	671	—	—	—	—	—	—	—

Total Assets	2,137	343,961	33,322	32,548	97,932	232,243	331,645	54,862	6,142

LIABILITIES

Payables:

Due to Pacific Life Insurance Company	—	671	—	—	—	—	—	—	—

Fund shares purchased	—	—	193	58	99	351	4,928	7	5

Total Liabilities	—	671	193	58	99	351	4,928	7	5

NET ASSETS	$2,137	$343,290	$33,129	$32,490	$97,833	$231,892	$326,717	$54,855	$6,137

Shares Owned in each Portfolio	312	16,421	4,111	2,689	8,114	20,007	32,385	8,730	716

Cost of Investments	$2,437	$505,157	$40,127	$34,431	$91,300	$216,942	$326,929	$59,421	$6,684

(1) Formerly named REIT Variable Account and REIT Portfolio.

(2) Operations commenced during 2002 (See Note 1 to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2002

(In thousands)

	Research Variable Account (1)	Equity Variable Account	Aggressive Equity Variable Account	Large-Cap Value Variable Account	Variable Account I	Variable Account II	Variable Account III	Variable Account IV	Variable Account V (1)

ASSETS

Investments:

Research Portfolio	$1,380

Equity Portfolio		$40,086

Aggressive Equity Portfolio			$25,356

Large-Cap Value Portfolio				$65,946

Brandes International Equity Fund					$23,506

Turner Core Growth Fund						$10,894

Frontier Capital Appreciation Fund							$16,832

Clifton Enhanced U.S. Equity Fund								$11,048

Business Opportunity Value Fund									$1,730

Receivables:

Due from Pacific Life Insurance Company	—	—	71	—	—	15	—	18	—

Fund shares redeemed	—	58	—	784	15	—	—	—	—

Total Assets	1,380	40,144	25,427	66,730	23,521	10,909	16,832	11,066	1,730

LIABILITIES

Payables:

Due to Pacific Life Insurance Company	—	58	—	784	15	—	—	—	—

Fund shares purchased	—	—	71	—	—	15	—	18	—

Total Liabilities	—	58	71	784	15	15	—	18	—

NET ASSETS	$1,380	$40,086	$25,356	$65,946	$23,506	$10,894	$16,832	$11,048	$1,730

Shares Owned in each Portfolio/Fund	176	2,852	3,690	7,372	2,358	1,109	1,331	1,134	221

Cost of Investments	$1,442	$69,876	$40,054	$84,232	$31,620	$16,446	$20,299	$15,510	$1,956

(1) Operations commenced during 2002 (See Note 1 to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2002

(In thousands)

	Blue Chip Variable Account	Aggressive Growth Variable Account	Emerging Markets Variable Account	Diversified Research Variable Account	Small-Cap Equity Variable Account	International Large-Cap Variable Account	I-Net Tollkeeper Variable Account	Financial Services Variable Account	Health Sciences Variable Account	Technology Variable Account

INVESTMENT INCOME

Dividends	$34	$—	$104	$38	$990	$322	$—	$9	$—	$—

Net Investment Income	34	—	104	38	990	322	—	9	—	—

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized gain (loss) from security transactions	(556)	(723)	2,469	(1,447)	(47,500)	(7,067)	(2,754)	(211)	(605)	(1,103)

Net unrealized appreciation (depreciation) on investments	(6,985)	(167)	(3,359)	(2,966)	(5,550)	749	980	(374)	(1,092)	(1,196)

Net Realized and Unrealized Loss on Investments	(7,541)	(890)	(890)	(4,413)	(53,050)	(6,318)	(1,774)	(585)	(1,697)	(2,299)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	($7,507)	($890)	($786)	($4,375)	($52,060)	($5,996)	($1,774)	($576)	($1,697)	($2,299)

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2002

(In thousands)

	Telecom- munications Variable Account	Multi- Strategy Variable Account	Large-Cap Core Variable Account (1)	Strategic Value Variable Account	Growth LT Variable Account	Focused 30 Variable Account	Mid-Cap Value Variable Account	International Value Variable Account	Capital Opportunities Variable Account	Mid-Cap Growth Variable Account

INVESTMENT INCOME

Dividends (2)	$—	$4,407	$1,061	$4	$2,708	$4	$4,521	$1,482	$16	$—

Net Investment Income	—	4,407	1,061	4	2,708	4	4,521	1,482	16	—

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized gain (loss) from security transactions	(412)	(6,062)	(19,209)	(410)	(40,262)	(402)	665	(28,069)	(976)	(2,942)

Net unrealized appreciation (depreciation) on investments	(97)	(19,006)	(35,375)	(659)	(61,352)	(457)	(16,684)	4,445	(1,763)	(1,093)

Net Realized and Unrealized Loss on Investments	(509)	(25,068)	(54,584)	(1,069)	(101,614)	(859)	(16,019)	(23,624)	(2,739)	(4,035)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	($509)	($20,661)	($53,523)	($1,065)	($98,906)	($855)	($11,498)	($22,142)	($2,723)	($4,035)

(1)	Formerly named Equity Income Variable Account.

(2)	Pacific Select Fund declared dividends on the Telecommunications Portfolio during 2002. The amount received by the Telecommunications Variable Account was $50 for the year and is not shown on the above Statements of Operations due to rounding.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2002

(In thousands)

	Global Growth Variable Account	Equity Index Variable Account	Small-Cap Index Variable Account	Real Estate Variable Account (1)	Inflation Managed Variable Account	Managed Bond Variable Account	Money Market Variable Account	High Yield Bond Variable Account	Equity Income Variable Account (2)

INVESTMENT INCOME

Dividends	$—	$35,821	$257	$1,699	$1,518	$11,947	$4,308	$4,540	$54

Net Investment Income	—	35,821	257	1,699	1,518	11,947	4,308	4,540	54

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized gain (loss) from security transactions	(131)	3,060	(3,527)	611	1,905	276	(88)	(6,934)	(61)

Net unrealized appreciation (depreciation) on investments	(268)	(136,816)	(5,325)	(3,076)	5,825	10,851	3	1,139	(547)

Net Realized and Unrealized Gain (Loss) on Investments	(399)	(133,756)	(8,852)	(2,465)	7,730	11,127	(85)	(5,795)	(608)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($399)	($97,935)	($8,595)	($766)	$9,248	$23,074	$4,223	($1,255)	($554)

(1) Formerly named REIT Variable Account.

(2) Operations commenced during 2002 (see Note 1 to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2002

(In thousands)

	Research Variable Account (1)	Equity Variable Account	Aggressive Equity Variable Account	Large-Cap Value Variable Account	Variable Account I	Variable Account II	Variable Account III	Variable Account IV	Variable Account V (1)

INVESTMENT INCOME

Dividends	$4	$185	$—	$704	$1,127	$29	$—	$447	$11

Net Investment Income	4	185	—	704	1,127	29	—	447	11

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized loss from security transactions	(67)	(10,915)	(3,498)	(4,223)	(1,276)	(2,257)	(1,094)	(1,859)	(11)

Net unrealized depreciation on investments	(62)	(3,510)	(4,611)	(14,313)	(3,972)	(1,192)	(4,120)	(2,019)	(227)

Net Realized and Unrealized Loss on Investments	(129)	(14,425)	(8,109)	(18,536)	(5,248)	(3,449)	(5,214)	(3,878)	(238)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	($125)	($14,240)	($8,109)	($17,832)	($4,121)	($3,420)	($5,214)	($3,431)	($227)

(1) Operations commenced during 2002 (see Note 1 to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2002

(In thousands)

	Blue Chip Variable Account	Aggressive Growth Variable Account	Emerging Markets Variable Account	Diversified Research Variable Account	Small-Cap Equity Variable Account	International Large-Cap Variable Account	I-Net Tollkeeper Variable Account	Financial Services Variable Account	Health Sciences Variable Account	Technology Variable Account

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS

Net investment income	$34	$—	$104	$38	$990	$322	$—	$9	$—	$—

Net realized gain (loss) from security transactions	(556)	(723)	2,469	(1,447)	(47,500)	(7,067)	(2,754)	(211)	(605)	(1,103)

Net unrealized appreciation (depreciation) on investments	(6,985)	(167)	(3,359)	(2,966)	(5,550)	749	980	(374)	(1,092)	(1,196)

Net Decrease in Net Assets Resulting from Operations	(7,507)	(890)	(786)	(4,375)	(52,060)	(5,996)	(1,774)	(576)	(1,697)	(2,299)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS

Transfer of net premiums	7,970	1,423	3,998	2,879	26,305	8,114	903	919	1,661	1,181

Transfers between variable accounts, net	10,458	(1,844)	(792)	(5,836)	(20,222)	5,898	479	789	1,149	926

Transfers—policy charges and deductions	(3,163)	(590)	(2,158)	(1,145)	(15,947)	(3,716)	(488)	(392)	(684)	(444)

Transfers—surrenders	(1,017)	(180)	(845)	(166)	(13,454)	(775)	(54)	(69)	(56)	(151)

Transfers—other	(208)	(78)	(160)	(124)	(1,795)	(340)	12	(22)	(127)	71

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	14,040	(1,269)	43	(4,392)	(25,113)	9,181	852	1,225	1,943	1,583

NET INCREASE (DECREASE) IN NET ASSETS	6,533	(2,159)	(743)	(8,767)	(77,173)	3,185	(922)	649	246	(716)

NET ASSETS

Beginning of Year	21,799	5,514	20,822	21,942	234,944	32,264	4,057	2,685	5,978	3,903

End of Year	$28,332	$3,355	$20,079	$13,175	$157,771	$35,449	$3,135	$3,334	$6,224	$3,187

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2002

(In thousands)

	Telecom- munications Variable Account	Multi- Strategy Variable Account	Large-Cap Core Variable Account (1)	Strategic Value Variable Account	Growth LT Variable Account	Focused 30 Variable Account	Mid-Cap Value Variable Account	International Value Variable Account	Capital Opportunities Variable Account	Mid-Cap Growth Variable Account

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS

Net investment income	$—	$4,407	$1,061	$4	$2,708	$4	$4,521	$1,482	$16	$—

Net realized gain (loss) from security transactions	(412)	(6,062)	(19,209)	(410)	(40,262)	(402)	665	(28,069)	(976)	(2,942)

Net unrealized appreciation (depreciation) on investments	(97)	(19,006)	(35,375)	(659)	(61,352)	(457)	(16,684)	4,445	(1,763)	(1,093)

Net Decrease in Net Assets Resulting from Operations	(509)	(20,661)	(53,523)	(1,065)	(98,906)	(855)	(11,498)	(22,142)	(2,723)	(4,035)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS

Transfer of net premiums	274	12,180	20,793	1,289	55,267	559	13,906	25,571	2,404	2,094

Transfers between variable accounts, net	468	934	(23,651)	1,052	(30,842)	977	356	(9,394)	1,373	3,395

Transfers—policy charges and deductions	(127)	(8,773)	(12,535)	(501)	(28,048)	(317)	(6,356)	(12,812)	(1,022)	(796)

Transfers—surrenders	(13)	(34,341)	(10,009)	(149)	(13,602)	(18)	(3,359)	(10,975)	(416)	(82)

Transfers—other	19	(369)	(1,258)	(96)	(1,547)	(12)	(508)	(1,071)	(20)	(59)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	621	(30,369)	(26,660)	1,595	(18,772)	1,189	4,039	(8,681)	2,319	4,552

NET INCREASE (DECREASE) IN NET ASSETS	112	(51,030)	(80,183)	530	(117,678)	334	(7,459)	(30,823)	(404)	517

NET ASSETS

Beginning of Year	765	156,631	195,359	3,292	346,022	1,890	72,018	170,229	8,503	5,948

End of Year	$877	$105,601	$115,176	$3,822	$228,344	$2,224	$64,559	$139,406	$8,099	$6,465

(1) Formerly named Equity Income Variable Account.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2002

(In thousands)

	Global Growth Variable Account	Equity Index Variable Account	Small-Cap Index Variable Account	Real Estate Variable Account (1)	Inflation Managed Variable Account	Managed Bond Variable Account	Money Market Variable Account	High Yield Bond Variable Account	Equity Income Variable Account (2)

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS

Net investment income	$—	$35,821	$257	$1,699	$1,518	$11,947	$4,308	$4,540	$54

Net realized gain (loss) from security transactions	(131)	3,060	(3,527)	611	1,905	276	(88)	(6,934)	(61)

Net unrealized appreciation (depreciation) on investments	(268)	(136,816)	(5,325)	(3,076)	5,825	10,851	3	1,139	(547)

Net Increase (Decrease) in Net Assets Resulting from Operations	(399)	(97,935)	(8,595)	(766)	9,248	23,074	4,223	(1,255)	(554)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS

Transfer of net premiums	811	67,430	6,510	6,044	9,215	28,574	285,721	10,079	1,000

Transfers between variable accounts, net	1,032	1,439	3,315	10,511	44,678	5,958	(88,725)	213	6,240

Transfers—policy charges and deductions	(227)	(33,423)	(2,438)	(2,801)	(4,616)	(15,968)	(30,025)	(4,018)	(362)

Transfers—surrenders	(13)	(18,768)	(1,430)	(1,326)	(2,326)	(15,208)	(53,834)	(3,634)	(84)

Transfers—other	(34)	(1,974)	(70)	(353)	(761)	(1,364)	(18,317)	(677)	(103)

Net Increase in Net Assets Derived from Policy Transactions	1,569	14,704	5,887	12,075	46,190	1,992	94,820	1,963	6,691

NET INCREASE (DECREASE) IN NET ASSETS	1,170	(83,231)	(2,708)	11,309	55,438	25,066	99,043	708	6,137

NET ASSETS

Beginning of Year	967	426,521	35,837	21,181	42,395	206,826	227,674	54,147	—

End of Year	$2,137	$343,290	$33,129	$32,490	$97,833	$231,892	$326,717	$54,855	$6,137

(1) Formerly named REIT Variable Account.

(2) Operations commenced during 2002 (see Note 1 to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2002

(In thousands)

	Research Variable Account (1)	Equity Variable Account	Aggressive Equity Variable Account	Large-Cap Value Variable Account	Variable Account I	Variable Account II	Variable Account III	Variable Account IV	Variable Account V (1)

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS

Net investment income	$4	$185	$—	$704	$1,127	$29	$—	$447	$11

Net realized loss from security transactions	(67)	(10,915)	(3,498)	(4,223)	(1,276)	(2,257)	(1,094)	(1,859)	(11)

Net unrealized depreciation on investments	(62)	(3,510)	(4,611)	(14,313)	(3,972)	(1,192)	(4,120)	(2,019)	(227)

Net Decrease in Net Assets Resulting from Operations	(125)	(14,240)	(8,109)	(17,832)	(4,121)	(3,420)	(5,214)	(3,431)	(227)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS

Transfer of net premiums	207	10,823	6,379	15,256	3,937	2,408	3,377	2,298	269

Transfers between variable accounts, net	1,366	(2,400)	1,569	2,880	1,504	1,652	576	2,024	1,780

Transfers—policy charges and deductions	(63)	(4,957)	(3,147)	(6,847)	(1,568)	(872)	(1,454)	(926)	(71)

Transfers—surrenders	(1)	(1,543)	(1,118)	(1,878)	(455)	(249)	(369)	(92)	—

Transfers—other	(4)	(699)	(919)	(548)	22	19	(24)	(160)	(21)

Net Increase in Net Assets Derived from Policy Transactions	1,505	1,224	2,764	8,863	3,440	2,958	2,106	3,144	1,957

NET INCREASE (DECREASE) IN NET ASSETS	1,380	(13,016)	(5,345)	(8,969)	(681)	(462)	(3,108)	(287)	1,730

NET ASSETS

Beginning of Year	—	53,102	30,701	74,915	24,187	11,356	19,940	11,335	—

End of Year	$1,380	$40,086	$25,356	$65,946	$23,506	$10,894	$16,832	$11,048	$1,730

(1) Operations commenced during 2002 (see Note 1 to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2001

(In thousands)

	Blue Chip Variable Account (1)	Aggressive Growth Variable Account (1)	Emerging Markets Variable Account	Diversified Research Variable Account	Small-Cap Equity Variable Account	International Large-Cap Variable Account	I-Net Tollkeeper Variable Account	Financial Services Variable Account (1)	Health Sciences Variable Account (1)

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS

Net investment income	$14	$—	$31	$26	$37,839	$218	$—	$7	$—

Net realized gain (loss) from security transactions	(70)	(133)	(10,792)	(133)	(68,486)	(6,365)	(2,791)	(36)	44

Net unrealized appreciation (depreciation) on investments	(2,054)	(447)	9,305	14	24,790	1,397	856	(7)	109

Net Increase (Decrease) in Net Assets Resulting from Operations	(2,110)	(580)	(1,456)	(93)	(5,857)	(4,750)	(1,935)	(36)	153

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS

Transfer of net premiums	3,469	989	5,004	2,750	31,448	7,829	1,347	396	703

Transfers between variable accounts, net	22,184	5,556	(965)	15,217	(3,988)	14,059	(81)	2,497	5,413

Transfers—policy charges and deductions	(1,261)	(324)	(1,786)	(764)	(16,016)	(2,550)	(582)	(133)	(241)

Transfers—surrenders	(143)	(19)	(785)	(588)	(8,737)	(1,344)	(85)	(18)	(23)

Transfers—other	(340)	(108)	(327)	(519)	(1,904)	(1,296)	(27)	(21)	(27)

Net Increase in Net Assets Derived from Policy Transactions	23,909	6,094	1,141	16,096	803	16,698	572	2,721	5,825

NET INCREASE (DECREASE) IN NET ASSETS	21,799	5,514	(315)	16,003	(5,054)	11,948	(1,363)	2,685	5,978

NET ASSETS

Beginning of Year	—	—	21,137	5,939	239,998	20,316	5,420	—	—

End of Year	$21,799	$5,514	$20,822	$21,942	$234,944	$32,264	$4,057	$2,685	$5,978

(1) Operations commenced on January 4, 2001 for the Blue Chip, Financial Services, and Health Sciences Variable Accounts, and January 2, 2001 for the Aggressive Growth Variable Account.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2001

(In thousands)

	Technology Variable Account (1)	Telecom- munications Variable Account (1)	Multi- Strategy Variable Account	Large-Cap Core Variable Account (2)	Strategic Value Variable Account	Growth LT Variable Account	Focused 30 Variable Account	Mid-Cap Value Variable Account	International Value Variable Account

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS

Net investment income	$—	$1	$4,250	$3,839	$11	$67,117	$1	$1,610	$4,872

Net realized gain (loss) from security transactions	(1,025)	(232)	2,814	5,623	(168)	12,936	(222)	1,646	(11,754)

Net unrealized appreciation (depreciation) on investments	—	33	(8,595)	(29,183)	(121)	(227,892)	(1)	2,200	(38,846)

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,025)	(198)	(1,531)	(19,721)	(278)	(147,839)	(222)	5,456	(45,728)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS

Transfer of net premiums	533	234	13,677	27,200	764	71,991	503	10,622	28,776

Transfers between variable accounts, net	4,642	808	6,932	(11,482)	2,204	(8,033)	700	39,918	(2,165)

Transfers—policy charges and deductions	(206)	(63)	(8,214)	(13,720)	(222)	(31,637)	(180)	(3,821)	(12,349)

Transfers—surrenders	(25)	(6)	(9,555)	(6,691)	(31)	(14,287)	(19)	(2,297)	(5,006)

Transfers—other	(16)	(10)	(1,782)	(3,194)	(24)	(5,117)	3	(1,359)	(1,679)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	4,928	963	1,058	(7,887)	2,691	12,917	1,007	43,063	7,577

NET INCREASE (DECREASE) IN NET ASSETS	3,903	765	(473)	(27,608)	2,413	(134,922)	785	48,519	(38,151)

NET ASSETS

Beginning of Year	—	—	157,104	222,967	879	480,944	1,105	23,499	208,380

End of Year	$3,903	$765	$156,631	$195,359	$3,292	$346,022	$1,890	$72,018	$170,229

(1) Operations commenced on January 5, 2001 for the Technology Variable Account, and January 3, 2001 for the Telecommunications Variable Account.

(2) Formerly named Equity Income Variable Account.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2001

(In thousands)

	Capital Opportunities Variable Account (1)	Mid-Cap Growth Variable Account (1)	Global Growth Variable Account (1)	Equity Index Variable Account	Small-Cap Index Variable Account	Real Estate Variable Account (2)	Inflation Managed Variable Account	Managed Bond Variable Account	Money Market Variable Account

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS

Net investment income	$10	$—	$—	$6,210	$1,861	$703	$1,359	$9,748	$8,530

Net realized gain (loss) from security transactions	(228)	(745)	(15)	16,104	(693)	601	(29)	177	(153)

Net unrealized appreciation (depreciation) on investments	(774)	335	(33)	(79,415)	(408)	105	82	3,287	208

Net Increase (Decrease) in Net Assets Resulting from Operations	(992)	(410)	(48)	(57,101)	760	1,409	1,412	13,212	8,585

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS

Transfer of net premiums	1,350	1,109	135	82,811	3,609	3,940	6,292	24,814	295,870

Transfers between variable accounts, net	8,853	5,601	942	3,463	17,627	5,351	7,498	23,038	(239,807)

Transfers—policy charges and deductions	(488)	(247)	(43)	(32,661)	(1,510)	(1,443)	(2,702)	(11,435)	(21,449)

Transfers—surrenders	(46)	(62)	(14)	(14,259)	(601)	(580)	(1,209)	(5,935)	(11,483)

Transfers—other	(174)	(43)	(5)	(5,132)	(220)	(727)	(362)	(1,929)	(6,587)

Net Increase in Net Assets Derived from Policy Transactions	9,495	6,358	1,015	34,222	18,905	6,541	9,517	28,553	16,544

NET INCREASE (DECREASE) IN NET ASSETS	8,503	5,948	967	(22,879)	19,665	7,950	10,929	41,765	25,129

NET ASSETS

Beginning of Year	—	—	—	449,400	16,172	13,231	31,466	165,061	202,545

End of Year	$8,503	$5,948	$967	$426,521	$35,837	$21,181	$42,395	$206,826	$227,674

(1) Operations commenced on January 12, 2001 for the Capital Opportunities Variable Account, and January 4, 2001 for the Mid-Cap Growth and Global Growth Variable Accounts.

(2) Formerly named REIT Variable Account.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2001

(In thousands)

	High Yield Bond Variable Account	Equity Variable Account	Aggressive Equity Variable Account	Large-Cap Value Variable Account	Variable Account I	Variable Account II	Variable Account III	Variable Account IV

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS

Net investment income	$4,974	$3,830	$—	$1,836	$1,220	$13	$139	$495

Net realized gain (loss) from security transactions	(3,013)	(11,055)	(3,000)	115	297	(2,816)	(4,760)	(536)

Net unrealized appreciation (depreciation) on investments	(1,328)	(8,440)	(3,044)	(4,813)	(4,705)	(708)	4,675	(1,060)

Net Increase (Decrease) in Net Assets Resulting from Operations	633	(15,665)	(6,044)	(2,862)	(3,188)	(3,511)	54	(1,101)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS

Transfer of net premiums	7,576	14,123	7,605	11,740	6,296	3,330	3,306	2,644

Transfers between variable accounts, net	9,314	(1,791)	(2,146)	49,282	1,298	(434)	3,966	3,150

Transfers—policy charges and deductions	(3,393)	(5,205)	(2,914)	(4,255)	(1,400)	(813)	(1,034)	(598)

Transfers—surrenders	(2,019)	(1,534)	(1,081)	(1,217)	(1,198)	(264)	(515)	(470)

Transfers—other	(480)	(1,087)	(601)	(850)	(1,369)	(54)	(431)	(113)

Net Increase in Net Assets Derived from Policy Transactions	10,998	4,506	863	54,700	3,627	1,765	5,292	4,613

NET INCREASE (DECREASE) IN NET ASSETS	11,631	(11,159)	(5,181)	51,838	439	(1,746)	5,346	3,512

NET ASSETS

Beginning of Year	42,516	64,261	35,882	23,077	23,748	13,102	14,594	7,823

End of Year	$54,147	$53,102	$30,701	$74,915	$24,187	$11,356	$19,940	$11,335

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

FINANCIAL HIGHLIGHTS

Selected accumulation unit value (AUV), total units outstanding, total net assets, ratios of investment income to average daily net assets, and total returns for the years ended December 31, 2002 and 2001 are shown in the table below. The ratio of expenses to average daily net assets was 0.00% for all Variable Accounts, as the operating expenses of the Separate Account are paid by Pacific Life.

For the Year or Period Ended	AUV at End of Year	Number of Units Outstanding	Total Net Assets (in $000’s)	Ratios of Investment Income to Average Net Assets (1)	Total Returns (2)

Blue Chip

2002	$5.74	4,934,487	$28,332	0.14%	(25.94%)

01/04/2001 – 12/31/2001 (3)	7.75	2,811,771	21,799	0.12%	(21.39%)

Aggressive Growth

2002	$6.23	538,452	$3,355	0.00%	(22.32%)

01/04/2001 – 12/31/2001 (3)	8.02	687,433	5,514	0.00%	(18.82%)

Emerging Markets

2002	$6.18	3,249,820	$20,079	0.48%	(3.07%)

2001 (3)	6.37	3,266,714	20,822	0.16%	(9.32%)

Diversified Research

2002	$8.39	1,569,725	$13,175	0.29%	(24.19%)

2001 (3)	11.07	1,981,854	21,942	0.27%	(2.05%)

Small-Cap Equity

2002	$33.68	4,684,838	$157,771	0.51%	(23.58%)

2001 (3)	44.07	5,331,480	234,944	16.62%	(1.75%)

International Large-Cap

2002	$5.28	6,711,211	$35,449	0.95%	(17.63%)

2001 (3)	6.41	5,031,727	32,264	0.84%	(18.63%)

I-Net Tollkeeper

2002	$2.75	1,139,068	$3,135	0.00%	(38.62%)

2001 (3)	4.48	904,785	4,057	0.00%	(32.93%)

Financial Services

2002	$7.84	425,502	$3,334	0.27%	(14.59%)

01/04/2001 – 12/31/2001 (3)	9.17	292,594	2,685	0.49%	(7.97%)

Health Sciences

2002	$7.66	812,945	$6,224	0.00%	(23.30%)

01/04/2001 – 12/31/2001 (3)	9.98	598,921	5,978	0.00%	1.04%

Technology

2002	$3.34	955,613	$3,187	0.00%	(46.34%)

01/05/2001 – 12/31/2001 (3)	6.22	627,943	3,903	0.00%	(36.41%)

Telecommunications

2002	$2.55	343,513	$877	0.01%	(47.06%)

01/03/2001 – 12/31/2001 (3)	4.82	158,754	765	0.18%	(51.36%)

Multi-Strategy

2002	$31.85	3,315,491	$105,601	3.09%	(13.06%)

2001 (3)	36.64	4,275,164	156,631	2.68%	(0.79%)

Large-Cap Core (4)

2002	$31.19	3,693,237	$115,176	0.70%	(28.40%)

2001 (3)	43.56	4,485,299	195,359	1.88%	(7.87%)

For the Year or Period Ended	AUV at End of Year	Number of Units Outstanding	Total Net Assets (in $000’s)	Ratios of Investment Income to Average Net Assets (1)	Total Returns (2)

Strategic Value

2002	$6.86	556,955	$3,822	0.10%	(22.15%)

2001 (3)	8.82	373,489	3,292	0.43%	(9.20%)

Growth LT

2002	$24.88	9,178,024	$228,344	0.99%	(28.97%)

2001 (3)	35.03	9,878,677	346,022	17.28%	(28.84%)

Focused 30

2002	$5.05	440,228	$2,224	0.17%	(29.41%)

2001 (3)	7.16	264,148	1,890	0.07%	(13.24%)

Mid-Cap Value

2002	$12.52	5,156,119	$64,559	6.60%	(14.46%)

2001 (3)	14.64	4,920,202	72,018	3.58%	13.93%

International Value

2002	$16.01	8,707,275	$139,406	0.96%	(13.91%)

2001 (3)	18.60	9,153,924	170,229	2.73%	(22.30%)

Capital Opportunities

2002	$5.70	1,421,819	$8,099	0.19%	(26.78%)

01/12/2001 – 12/31/2001 (3)	7.78	1,093,055	8,503	0.21%	(21.52%)

Mid-Cap Growth

2002	$4.20	1,540,456	$6,465	0.00%	(47.03%)

01/04/2001 – 12/31/2001 (3)	7.92	750,712	5,948	0.00%	(19.83%)

Global Growth

2002	$6.61	323,086	$2,137	0.00%	(19.48%)

01/04/2001 – 12/31/2001 (3)	8.21	117,688	967	0.00%	(17.57%)

Equity Index

2002	$31.52	10,892,323	$343,290	9.46%	(22.34%)

2001 (3)	40.58	10,509,402	426,521	1.46%	(11.18%)

Small-Cap Index

2002	$9.08	3,649,989	$33,129	0.82%	(21.19%)

2001 (3)	11.52	3,111,792	35,837	9.13%	2.78%

Real Estate (5)

2002	$14.35	2,264,017	$32,490	5.71%	(0.32%)

2001 (3)	14.40	1,471,261	21,181	4.06%	8.79%

Inflation Managed

2002	$31.34	3,122,159	$97,833	2.28%	15.45%

2001 (3)	27.14	1,561,993	42,395	3.63%	4.28%

Managed Bond

2002	$32.37	7,163,388	$231,892	5.42%	10.93%

2001 (3)	29.18	7,087,634	206,826	5.14%	6.65%

See Notes to Financial Statements	See explanation of references on SA-19

PACIFIC SELECT EXEC SEPARATE ACCOUNT

FINANCIAL HIGHLIGHTS (Continued)

For the Year or Period Ended	AUV at End of Year	Number of Units Outstanding	Total Net Assets (in $000’s)	Ratios of Investment Income to Average Net Assets (1)	Total Returns (2)

Money Market

2002	$19.85	16,460,385	$326,717	1.43%	1.42%

2001 (3)	19.57	11,632,924	227,674	3.70%	3.85%

High Yield Bond

2002	$26.43	2,075,480	$54,855	8.67%	(3.00%)

2001 (3)	27.25	1,987,170	54,147	9.89%	1.17%

Equity Income (6)

01/02/2002 – 12/31/2002	$8.65	709,867	$6,137	1.71%	(13.55%)

Research (6)

01/08/2002 – 12/31/2002	$7.73	178,442	$1,380	0.70%	(22.68%)

Equity

2002	$8.91	4,498,857	$40,086	0.40%	(26.51%)

2001 (3)	12.12	4,379,878	53,102	6.78%	(20.84%)

Aggressive Equity

2002	$7.95	3,189,278	$25,356	0.00%	(25.09%)

2001 (3)	10.61	2,892,614	30,701	0.00%	(16.90%)

For theYear or Period Ended	AUV at End of Year	Number of Units Outstanding	Total Net Assets (in $000’s)	Ratios of Investment Income to Average Net Assets (1)	Total Returns (2)

Large-Cap Value

2002	$9.31	7,083,069	$65,946	1.05%	(22.96%)

2001 (3)	12.08	6,199,163	74,915	3.85%	(3.04%)

I

2002	$13.62	1,725,503	$23,506	4.65%	(15.30%)

2001 (3)	16.08	1,503,806	24,187	5.27%	(12.77%)

II

2002	$12.28	887,140	$10,894	0.27%	(26.52%)

2001 (3)	16.71	679,453	11,356	0.11%	(22.46%)

III

2002	$14.91	1,128,715	$16,832	0.00%	(25.28%)

2001 (3)	19.96	999,083	19,940	0.84%	(0.36%)

IV

2002	$12.11	912,633	$11,048	3.79%	(25.10%)

2001 (3)	16.16	701,361	11,335	5.49%	(12.38%)

V (6)

02/06/2002 – 12/31/2002	$8.23	210,060	$1,730	1.22%	(17.66%)

(1)	The ratios of investment income to average daily net assets are annualized for periods of less than one full year.

(2)	Total returns do not include deductions at the separate account or contract level for any mortality and expense risk charges, cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, surrender charges or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Total returns are not annualized for periods of less than one full year.

(3)	Total returns were calculated through December 28, 2001, the last business day of the fiscal year for the Separate Account.

(4)	The Large-Cap Core Variable Account was formerly named Equity Income Variable Account.

(5)	The Real Estate Variable Account was formerly named REIT Variable Account.

(6)	Operations commenced during 2002 (See Note 1 to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

The Pacific Select Exec Separate Account (the “Separate Account”) is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and as of December 31, 2002 is comprised of thirty-eight subaccounts called Variable Accounts: the Blue Chip, Aggressive Growth, Emerging Markets, Diversified Research, Small-Cap Equity, International Large-Cap, I-Net Tollkeeper, Financial Services, Health Sciences, Technology, Telecommunications, Multi-Strategy, Large-Cap Core (formerly Equity Income), Strategic Value, Growth LT, Focused 30, Mid-Cap Value, International Value, Capital Opportunities, Mid-Cap Growth, Global Growth, Equity Index, Small-Cap Index, Real Estate (formerly REIT), Inflation Managed, Managed Bond, Money Market, High Yield Bond, Equity Income, Research, Equity, Aggressive Equity, and Large-Cap Value Variable Accounts, and Variable Account I, Variable Account II, Variable Account III, Variable Account IV, and Variable Account V. The assets in each of the first thirty-three Variable Accounts are invested in shares of the corresponding portfolios of Pacific Select Fund and the assets in each of the last five Variable Accounts (I-V) are invested in shares of the Brandes International Equity, Turner Core Growth, Frontier Capital Appreciation, Clifton Enhanced U.S. Equity, and Business Opportunity Value Funds, respectively, which are all portfolios of M Fund, Inc. (collectively, the “Funds”). Each portfolio/fund pursues different investment objectives and policies. The financial statements of the Funds, including the schedules of investments, are either included in Sections B through F of this brochure or provided separately and should be read in conjunction with the Separate Account’s financial statements.

The Separate Account organized and registered with the Securities and Exchange Commission three new Variable Accounts that began operations in 2002: the Equity Income and Research Variable Accounts, and Variable Account V. The Equity Income Variable Account commenced operations on January 2, 2002, the Research Variable Account commenced operations on January 8, 2002, and Variable Account V commenced operations on February 6, 2002.

The Separate Account was established by Pacific Life Insurance Company (“Pacific Life”) on May 12, 1988 and commenced operations on November 22, 1988. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of Pacific Life. The assets of the Separate Account will not be charged with any liabilities arising out of any other business conducted by Pacific Life, but the obligations of the Separate Account, including benefits related to variable life insurance, are obligations of Pacific Life.

The Separate Account held by Pacific Life represents funds from individual flexible premium variable life insurance policies. The assets of the Separate Account are carried at market value.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America for investment companies which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments

Investments in shares of the Funds are valued at the reported net asset values of the respective portfolios/funds. Valuation of securities held by the Funds is discussed in the notes to their financial statements.

B. Security Transactions and Investment Income

Transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date.

C. Federal Income Taxes

The operations of the Separate Account will be reported on the Federal income tax return of Pacific Life, which is taxed as a life insurance company under the provisions of the Tax Reform Act of 1986. Under current tax law, no Federal income taxes are expected to be paid by Pacific Life with respect to the operations of the Separate Account.

2. DIVIDENDS

During 2002, the Funds declared dividends for each portfolio/fund, except for the Aggressive Growth, I-Net Tollkeeper, Health Sciences, Technology, Mid-Cap Growth, Global Growth, Aggressive Equity, and Frontier Capital Appreciation Portfolios/Funds. The amounts accrued by the Separate Account for its share of the dividends were reinvested in additional full and fractional shares of the related portfolios/funds.

3. CHARGES AND EXPENSES

With respect to variable life insurance policies funded by the Separate Account, Pacific Life makes certain deductions from premiums for sales load and premium tax charges before amounts are allocated to the Separate Account. Pacific Life also makes certain deductions from the net assets of each Variable Account for the mortality and expense risks Pacific Life assumes, administrative expenses, cost of insurance, charges for optional benefits and any sales and underwriting surrender charges. The operating expenses of the Separate Account are paid by Pacific Life.

4. RELATED PARTY AGREEMENT

Pacific Select Distributors, Inc., a wholly-owned subsidiary of Pacific Life, serves as principal underwriter of variable life insurance policies funded by interests in the Separate Account, without remuneration from the Separate Account.

PACIFIC SELECT EXEC SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

5. SEPARATE ACCOUNT’S COST OF INVESTMENTS IN THE FUNDS’ SHARES

The cost of investments in the Funds’ shares are determined on an identified cost basis, which represents the amount available for investment (including reinvested distributions of net investment income and realized gains). A reconciliation of total cost and market value of the Separate Account’s investments in the Funds as of December 31, 2002 were as follows (amounts in thousands):

	Variable Accounts

	Blue Chip	Aggressive Growth	Emerging Markets	Diversified Research	Small-Cap Equity	International Large-Cap	I-Net Tollkeeper

Total cost of investments at beginning of year	$23,865	$5,961	$19,146	$21,915	$277,137	$32,667	$5,438
Add: Total net proceeds from policy transactions	15,403	3,274	20,573	7,555	65,400	71,820	3,769
Reinvested distributions from the Funds: (a) Dividends from net investment income	34	—	104	38	990	322	—
(b) Distributions from capital gains	—	—	—	—	—	—	—

Sub-Total	39,302	9,235	39,823	29,508	343,527	104,809	9,207
Less: Cost of investments disposed during the year	1,932	5,266	18,061	13,394	138,013	69,722	5,671

Total cost of investments at end of year	37,370	3,969	21,762	16,114	205,514	35,087	3,536
Add: Unrealized appreciation (depreciation)	(9,038)	(614)	(1,683)	(2,939)	(47,743)	362	(401)

Total market value of investments at end of year	$28,332	$3,355	$20,079	$13,175	$157,771	$35,449	$3,135

	Financial Services	Health Sciences	Tech- nology	Telecom- munications	Multi- Strategy	Large-Cap Core (1)	Strategic Value

Total cost of investments at beginning of year	$2,691	$5,869	$3,903	$732	$164,496	$228,996	$3,424
Add: Total net proceeds from policy transactions	3,031	5,782	3,924	1,880	10,751	18,512	3,996
Reinvested distributions from the Funds:
(a) Dividends from net investment income	9	—	—	—	2,875	1,061	4
(b) Distributions from capital gains	—	—	—	—	1,532	—	—

Sub-Total	5,731	11,651	7,827	2,612	179,654	248,569	7,424
Less: Cost of investments disposed during the year	2,016	4,445	3,444	1,672	47,182	64,381	2,811

Total cost of investments at end of year	3,715	7,206	4,383	940	132,472	184,188	4,613
Add: Unrealized depreciation	(381)	(982)	(1,196)	(63)	(26,871)	(69,012)	(791)

Total market value of investments at end of year	$3,334	$6,224	$3,187	$877	$105,601	$115,176	$3,822

	Growth LT	Focused 30	Mid-Cap Value	Inter- national Value	Capital Opportuni- ties	Mid-Cap Growth	Global Growth

Total cost of investments at beginning of year	$581,272	$2,041	$67,814	$217,163	$9,277	$5,613	$999
Add: Total net proceeds from policy transactions	38,832	2,161	25,358	54,201	4,229	14,944	2,123
Reinvested distributions from the Funds:
(a) Dividends from net investment income	2,708	4	296	1,482	16	—	—
(b) Distributions from capital gains	—	—	4,225	—	—	—	—

Sub-Total	622,812	4,206	97,693	272,846	13,522	20,557	3,122
Less: Cost of investments disposed during the year	97,870	1,374	20,662	90,950	2,886	13,334	685

Total cost of investments at end of year	524,942	2,832	77,031	181,896	10,636	7,223	2,437
Add: Unrealized depreciation	(296,598)	(608)	(12,472)	(42,490)	(2,537)	(758)	(300)

Total market value of investments at end of year	$228,344	$2,224	$64,559	$139,406	$8,099	$6,465	$2,137

	Equity Index	Small-Cap Index	Real Estate (2)	Inflation Managed	Managed Bond	Money Market	High Yield Bond

Total cost of investments at beginning of year	$451,571	$37,509	$20,046	$41,690	$202,723	$227,888	$59,851
Add: Total net proceeds from policy transactions	56,823	21,359	18,083	65,389	53,633	408,860	31,013
Reinvested distributions from the Funds:
(a) Dividends from net investment income	5,098	257	892	717	10,205	4,308	4,540
(b) Distributions from capital gains	30,723	—	807	801	1,742	—	—

Sub-Total	544,215	59,125	39,828	108,597	268,303	641,056	95,404
Less: Cost of investments disposed during the year	39,058	18,998	5,397	17,297	51,361	314,127	35,983

Total cost of investments at end of year	505,157	40,127	34,431	91,300	216,942	326,929	59,421
Add: Unrealized appreciation (depreciation)	(161,867)	(6,998)	(1,941)	6,533	14,950	(212)	(4,566)

Total market value of investments at end of year	$343,290	$33,129	$32,490	$97,833	$231,892	$326,717	$54,855

(1) The Large-Cap Core Variable Account was formerly named Equity Income Variable Account.

(2) The Real Estate Variable Account was formerly named REIT Variable Account.

PACIFIC SELECT EXEC SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

	Variable Accounts

	Equity Income (1)	Research (1)	Equity	Aggressive Equity	Large-Cap Value	I	II

Total cost of investments at beginning of year	$—	$—	$79,382	$40,788	$78,896	$28,329	$15,716
Add: Total net proceeds from policy transactions	8,205	2,046	9,801	8,739	27,389	7,976	4,775
Reinvested distributions from the Funds:
(a) Dividends from net investment income	54	4	185	—	704	326	29
(b) Distributions from capital gains	—	—	—	—	—	801	—

Sub-Total	8,259	2,050	89,368	49,527	106,989	37,432	20,520
Less: Cost of investments disposed during the year	1,575	608	19,492	9,473	22,757	5,812	4,074

Total cost of investments at end of year	6,684	1,442	69,876	40,054	84,232	31,620	16,446
Add: Unrealized depreciation	(547)	(62)	(29,790)	(14,698)	(18,286)	(8,114)	(5,552)

Total market value of investments at end of year	$6,137	$1,380	$40,086	$25,356	$65,946	$23,506	$10,894

	III	IV	V (1)

Total cost of investments at beginning of year	$19,287	$13,779	$—
Add: Total net proceeds from policy transactions	19,611	5,194	2,047
Reinvested distributions from the Funds:
(a) Dividends from net investment income	—	—	11
(b) Distributions from capital gains	—	447	—

Sub-Total	38,898	19,420	2,058
Less: Cost of investments disposed during the year	18,599	3,910	102

Total cost of investments at end of year	20,299	15,510	1,956
Add: Unrealized depreciation	(3,467)	(4,462)	(226)

Total market value of investments at end of year	$16,832	$11,048	$1,730

6. TRANSACTIONS IN SEPARATE ACCOUNT UNITS Transactions in Separate Account units for the year ended December 31, 2002 were as follows (units in thousands):
	Variable Accounts

	Blue Chip	Aggressive Growth	Emerging Markets	Diversified Research	Small-Cap Equity	International Large-Cap	I-Net Tollkeeper

Total units outstanding at beginning of year	2,812	687	3,267	1,982	5,331	5,032	905
Increase (decrease) in units resulting from policy transactions:
(a) Transfer of net premiums	1,224	202	608	307	682	1,394	300
(b) Transfers between variable accounts, net	1,568	(231)	(143)	(565)	(536)	1,118	108
(c) Transfers—policy charges and deductions	(492)	(84)	(331)	(125)	(416)	(646)	(157)
(d) Transfers—surrenders	(151)	(24)	(129)	(16)	(337)	(135)	(18)
(e) Transfers—other	(27)	(12)	(22)	(13)	(39)	(52)	1

Sub-Total	2,122	(149)	(17)	(412)	(646)	1,679	234

Total units outstanding at end of year	4,934	538	3,250	1,570	4,685	6,711	1,139

	Financial Services	Health Sciences	Tech- nology	Telecom- munications	Multi- Strategy	Large-Cap Core (2)	Strategic Value

Total units outstanding at beginning of year	293	599	628	159	4,275	4,485	373
Increase (decrease) in units resulting from policy transactions:
(a) Transfer of net premiums	108	195	274	92	363	579	165
(b) Transfers between variable accounts, net	83	117	177	134	17	(730)	114
(c) Transfers—policy charges and deductions	(46)	(81)	(105)	(43)	(263)	(350)	(65)
(d) Transfers—surrenders	(8)	(7)	(28)	(5)	(1,067)	(255)	(19)
(e) Transfers—other	(4)	(10)	10	7	(10)	(36)	(11)

Sub-Total	133	214	328	185	(960)	(792)	184

Total units outstanding at end of year	426	813	956	344	3,315	3,693	557

(1) Operations commenced during 2002 (See Note 1 to Financial Statements).

(2) The Large-Cap Core Variable Account was formerly named Equity Income Variable Account.

PACIFIC SELECT EXEC SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

	Variable Accounts

	Growth LT	Focused 30	Mid-Cap Value	Inter- national Value	Capital Opportuni- ties	Mid-Cap Growth	Global Growth

Total units outstanding at beginning of year	9,879	264	4,920	9,154	1,093	751	118
Increase (decrease) in units resulting from policy transactions:
(a) Transfer of net premiums	1,942	94	812	1,467	370	398	109
(b) Transfers between variable accounts, net	(1,126)	143	21	(505)	183	576	132
(c) Transfers—policy charges and deductions	(996)	(55)	(371)	(738)	(161)	(158)	(32)
(d) Transfers—surrenders	(467)	(3)	(196)	(617)	(61)	(14)	(2)
(e) Transfers—other	(54)	(3)	(30)	(54)	(2)	(13)	(2)

Sub-Total	(701)	176	236	(447)	329	789	205

Total units outstanding at end of year	9,178	440	5,156	8,707	1,422	1,540	323

	Equity Index	Small-Cap Index	Real Estate (1)	Inflation Managed	Managed Bond	Money Market	High Yield Bond

Total units outstanding at beginning of year	10,509	3,112	1,471	1,562	7,088	11,633	1,987
Increase (decrease) in units resulting from policy transactions:
(a) Transfer of net premiums	1,756	631	412	318	940	14,494	383
(b) Transfers between variable accounts, net	37	309	686	1,510	209	(4,670)	18
(c) Transfers—policy charges and deductions	(489)	(242)	(191)	(158)	(523)	(1,522)	(151)
(d) Transfers—surrenders	(870)	(150)	(90)	(81)	(507)	(2,721)	(135)
(e) Transfers—other	(51)	(10)	(24)	(29)	(44)	(754)	(27)

Sub-Total	383	538	793	1,560	75	4,827	88

Total units outstanding at end of year	10,892	3,650	2,264	3,122	7,163	16,460	2,075

	Equity Income (2)	Research (2)	Equity	Aggressive Equity	Large-Cap Value	I	II

Total units outstanding at beginning of year	—	—	4,380	2,893	6,199	1,504	679
Increase (decrease) in units resulting from policy transactions:
(a) Transfer of net premiums	109	23	1,062	690	1,474	260	171
(b) Transfers between variable accounts, net	662	164	(241)	151	299	97	116
(c) Transfers—policy charges and deductions	(41)	(8)	(485)	(344)	(663)	(104)	(63)
(d) Transfers—surrenders	(10)	—	(151)	(115)	(176)	(31)	(17)
(e) Transfers—other	(10)	(1)	(66)	(86)	(50)	—	1

Sub-Total	710	178	119	296	884	222	208

Total units outstanding at end of year	710	178	4,499	3,189	7,083	1,726	887

	III	IV	V (2)

Total units outstanding at beginning of year	999	701	—
Increase (decrease) in units resulting from policy transactions:

(a) Transfer of net premiums	202	164	31
(b) Transfers between variable accounts, net	41	132	189
(c) Transfers—policy charges and deductions	(87)	(67)	(8)
(d) Transfers—surrenders	(22)	(6)	—
(e) Transfers—other	(4)	(11)	(2)

Sub-Total	130	212	210

Total units outstanding at end of year	1,129	913	210

(1) The Real Estate Variable Account was formerly named REIT Variable Account.

(2) Operations commenced during 2002 (See Note 1 to Financial Statements).

INDEPENDENT AUDITORS’ REPORT

Pacific Life Insurance Company and Subsidiaries:

We have audited the accompanying consolidated statements of financial condition of Pacific Life Insurance Company and Subsidiaries (the Company) as of December 31, 2002 and 2001, and the related consolidated statements of operations, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2002. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Pacific Life Insurance Company and Subsidiaries as of December 31, 2002 and 2001, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2002 in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1 to the consolidated financial statements, the Company changed its method of accounting for goodwill and other intangible assets in 2002.

DELOITTE & TOUCHE LLP

Costa Mesa, CA

March 10, 2003

Pacific Life Insurance Company and Subsidiaries

CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

	December 31,
	2002	2001

	(In Millions)
ASSETS
Investments:
Fixed maturity securities available for sale, at estimated fair value	$20,747	$17,047
Equity securities available for sale, at estimated fair value	162	266
Trading securities, at estimated fair value	572	458
Mortgage loans	3,123	2,933
Real estate	153	183
Policy loans	5,115	4,899
Other investments	3,076	2,793

TOTAL INVESTMENTS	32,948	28,579
Cash and cash equivalents	581	510
Deferred policy acquisition costs	2,261	2,113
Accrued investment income	431	377
Other assets	760	642
Separate account assets	19,241	23,458

TOTAL ASSETS	$56,222	$55,679

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities:
Universal life and investment-type products	$25,717	$21,796
Future policy benefits	4,775	4,580
Short-term and long-term debt	475	439
Other liabilities	1,797	1,687
Separate account liabilities	19,241	23,458

TOTAL LIABILITIES	52,005	51,960

Commitments and contingencies (Note 18)
Stockholder’s Equity:
Common stock – $50 par value; 600,000 shares authorized, issued and outstanding	30	30
Paid-in capital	153	151
Unearned ESOP shares	(42)	(3)
Retained earnings	3,300	3,271
Accumulated other comprehensive income	776	270

TOTAL STOCKHOLDER’S EQUITY	4,217	3,719

TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY	$56,222	$55,679

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries

CONSOLIDATED STATEMENTS OF OPERATIONS

	Years Ended December 31,
	2002	2001	2000

	(In Millions)
REVENUES
Universal life and investment-type product policy fees	$857	$821	$769
Insurance premiums	1,058	812	552
Net investment income	1,678	1,628	1,683
Net realized investment gain (loss)	(274)	(14)	997
Commission revenue	162	181	270
Other income	215	225	209

TOTAL REVENUES	3,696	3,653	4,480

BENEFITS AND EXPENSES
Policy benefits paid or provided	1,460	1,163	879
Interest credited to universal life and investment-type products	1,075	1,029	997
Commission expenses	560	524	576
Operating expenses	684	634	575

TOTAL BENEFITS AND EXPENSES	3,779	3,350	3,027

INCOME (LOSS) BEFORE PROVISION FOR INCOME TAXES (BENEFIT)	(83)	303	1,453
Provision for income taxes (benefit)	(112)	55	458

INCOME BEFORE CUMULATIVE ADJUSTMENTS DUE TO CHANGES IN ACCOUNTING PRINCIPLES	29	248	995
Cumulative adjustments due to changes in accounting principles, net of taxes		(7)

NET INCOME	$29	$241	$995

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries

CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY

					Accumulated Other Comprehensive Income (Loss)
	Common Stock	Paid-in Capital	Unearned ESOP Shares	Retained Earnings	Unrealized Gain (Loss) on Derivatives and Securities Available for Sale, Net	Minimum Pension Liability Adjustment	Unrealized Gain on Interest in PIMCO, L.P., Net	Total

				(In Millions)

BALANCES, JANUARY 1, 2000	$30	$140	$(12)	$2,035	$(278)			$1,915
Comprehensive income:
Net income				995				995
Other comprehensive income					232		$77	309

Total comprehensive income								1,304
Other equity adjustments		5						5
Allocation of unearned ESOP shares		2	6					8

BALANCES, DECEMBER 31, 2000	30	147	(6)	3,030	(46)		77	3,232
Comprehensive income:
Net income				241				241
Other comprehensive income					128		111	239

Total comprehensive income								480
Other equity adjustments		1						1
Allocation of unearned ESOP shares		3	3					6

BALANCES, DECEMBER 31, 2001	30	151	(3)	3,271	82		188	3,719
Comprehensive income:
Net income				29				29
Other comprehensive income (loss)					325	$(44)	225	506

Total comprehensive income								535
Issuance of ESOP note			(46)					(46)
Allocation of unearned ESOP shares		2	7					9

BALANCES, DECEMBER 31, 2002	$30	$153	$(42)	$3,300	$407	$(44)	$413	$4,217

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2002	2001	2000

	(In Millions)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$29	$241	$995
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization on fixed maturity securities	(81)	(73)	(72)
Depreciation and other amortization	38	26	36
Earnings of equity method investees	(3)	(6)	(23)
Deferred income taxes	(8)	56	424
Net realized investment (gain) loss	274	14	(997)
Net change in deferred policy acquisition costs	(148)	(317)	(350)
Interest credited to universal life and investment-type products	1,075	1,029	997
Change in trading securities	(114)	(387)	29
Change in accrued investment income	(54)	(42)	(48)
Change in future policy benefits	195	38	156
Change in other assets and liabilities	105	189	24

NET CASH PROVIDED BY OPERATING ACTIVITIES	1,308	768	1,171

CASH FLOWS FROM INVESTING ACTIVITIES
Fixed maturity and equity securities available for sale:
Purchases	(6,228)	(4,852)	(2,903)
Sales	921	944	1,595
Maturities and repayments	2,155	1,652	1,601
Repayments of mortgage loans	315	682	700
Proceeds from sales of real estate	28	44	1
Purchases of mortgage loans and real estate	(498)	(593)	(806)
Change in policy loans	(216)	(219)	(422)
Other investing activity, net	254	417	(664)

NET CASH USED IN INVESTING ACTIVITIES	(3,269)	(1,925)	(898)

CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account balances:
Deposits	6,820	4,690	4,090
Withdrawals	(4,787)	(3,320)	(4,734)
Net change in short-term and long-term debt	36	80	135
Purchase of ESOP note	(46)
Allocation of unearned ESOP shares	9	6	8

NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES	2,032	1,456	(501)

Net change in cash and cash equivalents	71	299	(228)
Cash and cash equivalents, beginning of year	510	211	439

CASH AND CASH EQUIVALENTS, END OF YEAR	$581	$510	$211

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Income taxes paid (received)	$11	$(48)	$74
Interest paid	$20	$23	$28

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND DESCRIPTION OF BUSINESS

Pacific Life Insurance Company (Pacific Life) was established in 1868 and is organized under the laws of the State of California as a stock life insurance company. Pacific Life is an indirect subsidiary of Pacific Mutual Holding Company (PMHC), a mutual holding company, and a wholly owned subsidiary of Pacific LifeCorp, an intermediate stock holding company. PMHC and Pacific LifeCorp were organized pursuant to consent received from the Insurance Department of the State of California (CA DOI) and the implementation of a plan of conversion to form a mutual holding company structure in 1997 (the Conversion).

Pacific Life and its subsidiaries and affiliates have primary business operations consisting of life insurance, annuities, pension and institutional products, group employee benefits, broker-dealer operations, and investment management and advisory services. Pacific Life’s primary business operations provide a broad range of life insurance, asset accumulation and investment products for individuals and businesses and offer a range of investment products to institutions and pension plans.

BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements of Pacific Life Insurance Company and Subsidiaries (the Company) have been prepared in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP) and include the accounts of Pacific Life and its majority owned and controlled subsidiaries. All significant intercompany transactions and balances have been eliminated. Pacific Life prepares its regulatory financial statements based on accounting practices prescribed or permitted by the CA DOI. These consolidated financial statements differ from those filed with regulatory authorities (Note 2).

NEW ACCOUNTING PRONOUNCEMENTS

Effective January 1, 2001, the Company adopted Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standards (SFAS) No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended by SFAS No. 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities – an amendment of SFAS No. 133. SFAS No. 133 and SFAS No. 138 establish accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts and for hedging activities. All derivatives, whether designated in hedging relationships or not, are required to be recorded at fair value. If the derivative is designated as a fair value hedge, the changes in the fair value of the derivative and the hedged item are recognized in net realized investment gain (loss). If the derivative is designated as a cash flow hedge, changes in the fair value of the derivative are recorded in other comprehensive income (loss) (OCI) and are recognized in earnings when the hedged item affects earnings. For derivative instruments not designated as hedges, the change in fair value of the derivative is recorded in net realized investment gain (loss).

Upon adoption of SFAS No. 133 and SFAS No. 138, the Company recorded an increase to net income of $1 million, net of taxes, as a cumulative adjustment due to a change in accounting principle. This increase was primarily attributable to recording derivatives not designated as hedges at fair value, offset by the recording of initial ineffectiveness on fair value hedges. In addition, upon adoption, the Company recorded an increase to accumulated OCI of $38 million, net of taxes. This increase was primarily attributable to the designation of derivatives as fair value hedges. Gains and losses on derivatives that were previously deferred as adjustments to the carrying amount of the hedged items were not affected by the implementation of SFAS No. 133 and SFAS No. 138.

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

Upon adoption of SFAS No. 133 and SFAS No. 138, the Company transferred $306 million of fixed maturity securities available for sale into the trading category. The transfer resulted in a reclassification of unrealized losses of $4 million, net of taxes, from accumulated OCI into net realized investment gain (loss).

The FASB is currently deliberating the issuance of a proposed statement that would amend SFAS No. 133. The proposed statement will address and resolve certain pending FASB Derivatives Implementation Group (DIG) issues. The outcome of the pending DIG issues and other provisions of the statement could impact the Company’s accounting for beneficial interests, loan commitments and other transactions deemed to be derivatives under the new statement. The Company’s accounting for such transactions is currently based on management’s best interpretation of the accounting literature as of March 10, 2003.

Effective April 1, 2001, the Company adopted Emerging Issues Task Force (EITF) Issue No. 99-20, Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets. Under EITF Issue No. 99-20, investors in certain asset-backed securities are required to record changes in their estimated yield on a prospective basis and to evaluate these securities for a decline in value, which is other than temporary. If the fair value of the asset-backed security has declined below its carrying amount and the decline is determined to be other than temporary, the security is written down to fair value. Upon adoption of EITF Issue No. 99-20, the Company recorded a decrease to net income of $8 million, net of taxes, as a cumulative adjustment due to a change in accounting principle.

Effective January 1, 2002, the Company adopted SFAS No. 142, Goodwill and Other Intangible Assets. SFAS No. 142 requires that goodwill shall not be amortized and shall be tested for impairment annually. Other intangible assets shall be amortized over their useful lives. The Company ceased goodwill amortization as of January 1, 2002 and as a result, the Company’s net income increased approximately $2 million for the year ended December 31, 2002. The Company’s goodwill asset of $47 million, included in other assets, was not considered impaired. In addition, Allianz Dresdner Asset Management of America L.P., formerly PIMCO Advisors L.P. (PIMCO L.P.), adopted SFAS No. 142 effective January 1, 2002. As a result, PIMCO L.P.’s distributions allocated to net investment income increased approximately $17 million for the year ended December 31, 2002.

Effective January 1, 2002, the Company adopted SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, which addresses accounting and reporting for the impairment of long-lived assets and for long-lived assets to be disposed of. Adoption of SFAS No. 144 did not have a material impact on the Company’s consolidated financial statements.

In June 2002, the FASB issued SFAS No. 146, Accounting for Costs Associated with Exit or Disposal Activities. SFAS No. 146 addresses the recognition, measurement and reporting of costs associated with exit and disposal activities, including restructuring activities. SFAS No. 146 establishes a change in the requirement for recognition of a liability for a cost associated with an exit or disposal activity. SFAS No. 146 now requires these liabilities to be recognized when actually incurred. SFAS No. 146 is effective for exit or disposal activities that are initiated after December 31, 2002. The Company believes that the adoption of SFAS No. 146 will not have a material impact on the Company’s consolidated financial statements.

In November 2002, the FASB issued FASB Interpretation No. 45 (FIN 45), Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of the Indebtedness of Others, which clarifies the requirements of SFAS No. 5, Accounting for Contingencies, relating to a guarantor’s accounting for and disclosures of certain guarantees issued. FIN 45 requires enhanced disclosures for certain guarantees. FIN 45 also requires certain guarantees that are issued or modified after December 31, 2002, to be initially recorded on the consolidated statement of financial condition at fair value. For guarantees issued on or before December 31, 2002, liabilities are recorded when and if payments become probable and estimable. As the financial statement

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

recognition provisions are effective prospectively, the Company cannot reasonably estimate the impact of adopting FIN 45 until guarantees are issued or modified in future periods, at which time the related results will be initially reported in the consolidated financial statements.

In January 2003, the FASB issued FASB Interpretation No. 46 (FIN 46), Consolidation of Variable Interest Entities, an Interpretation of APB No. 51, Consolidated Financial Statements. FIN 46 will require identification of the Company’s participation in Variable Interest Entities (VIE), which are defined as entities with a level of invested equity that is not sufficient to fund future activities to permit it to operate on a standalone basis. For entities identified as a VIE, FIN 46 sets forth a model to evaluate potential consolidation based on an assessment of the parties to the VIE (if any) which bears a majority of the exposure to its expected losses, or stands to gain from a majority of the expected returns. FIN 46 is effective for all new VIEs created or acquired after January 31, 2003. For VIEs created or acquired prior to February 1, 2003, the provisions of FIN 46 must be applied for nonpublic companies no later than December 31, 2004.

The Company is currently assessing the application of FIN 46 as it relates to the Company’s investments and activities in VIEs as follows:

	Assets	Liabilities	Carrying Amount

	(In Millions)
Aviation Capital Group Trust	$697	$703	$7
Managed Collateralized Debt Obligations	419	614	21
Asset and Mortgage-Backed Securities	(a)	(a)	4,482

(a)	Information related to the total assets and total liabilities for the asset and mortgage-backed securities is not currently available.

Aviation Capital Group Holding Corp. (ACG), a majority owned subsidiary of Pacific LifeCorp, sponsored a financial asset securitization of aircraft to Aviation Capital Group Trust (Aviation Trust) in December 2000. ACG serves as the marketing and administrative agent, as well as a beneficial interest holder in the transaction. As the marketing and administrative agent, ACG earns management fees on the total rents paid, which are recorded in income as earned. ACG recorded marketing and administrative fees of $3 million, $3 million and $0 million for the years ended December 31, 2002, 2001 and 2000, respectively, from Aviation Trust. The carrying value is comprised of beneficial interests issued by Aviation Trust, which are accounted for under the prospective method in accordance with EITF Issue No. 99-20, as well as equity interests issued by Aviation Trust, which are accounted for under the equity method of accounting.

The Company has sponsored two Collateralized Debt Obligations (CDOs) of high yield debt securities and assumed management of a third CDO. The Company is the collateral manager and a beneficial interest holder in such transactions. The Company earns management fees as the collateral manager on the outstanding asset balance, which are recorded in income as earned. The Company recorded collateral management fees of $1 million for each of the years ended December 31, 2002, 2001 and 2000. The carrying value is comprised of beneficial interests issued by the trust, which are accounted for under the prospective method in accordance with EITF Issue No. 99-20.

The Aviation Trust and CDOs are not consolidated by the Company since unrelated third parties hold controlling interest through ownership of equity in Aviation Trust and the CDOs, representing at least 3% of the value of the investment’s total assets throughout the life of the investment, and the equity class has the substantive risks and rewards of the residual interest of the investment. The debt issued by Aviation Trust and CDOs are non-recourse to the Company. The carrying value represents the Company’s maximum exposure to loss.

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

As part of the Company’s investment strategy, the Company purchases primarily investment grade beneficial interests in asset and mortgage backed investments. These beneficial interests are issued from a bankruptcy-remote special purpose entity (SPE), which are collateralized by financial assets including corporate debt, equipment, and real estate mortgages. The Company has not guaranteed the performance, liquidity or obligations of the SPEs and the Company’s exposure to loss is limited to its carrying value of the beneficial interests in the SPEs. These investments represent debt investments accounted in accordance with SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities, and certain investments are also accounted for under the prospective method in accordance with EITF Issue No. 99-20.

INVESTMENTS

Fixed maturity and equity securities available for sale are reported at estimated fair value, with unrealized gains and losses, net of deferred income taxes and adjustments related to deferred policy acquisition costs (DAC), recorded as a component of OCI. The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other than temporary and changes in fair value of fixed maturity securities attributable to the risk designated in a fair value hedge. Impairment adjustments are included in net realized investment gain (loss). The evaluation to determine whether a decline in value is other than temporary includes an assessment as to whether the decline is significant, the Company’s ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value, the duration and extent to which the market value has been significantly less than cost and the financial condition and assessment of the issuer’s ability to continue as a viable entity. Trading securities are reported at estimated fair value with changes in estimated fair value included in net realized investment gain (loss).

During the year ended December 31, 2002, the Company transferred certain equity securities from available for sale to trading securities. A loss of $18 million was reflected in net realized investment gain (loss) from this transfer.

For mortgage-backed securities included in fixed maturity securities available for sale, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities. This adjustment is reflected in net investment income.

Realized gains and losses on investment transactions are determined on a specific identification basis and are included in net realized investment gain (loss).

Mortgage loans, net of valuation allowances and write-downs, and policy loans are stated at unpaid principal balances.

Real estate is carried at depreciated cost, net of write-downs, or, for real estate acquired in satisfaction of debt, estimated fair value less estimated selling costs at the date of acquisition, if lower than the related unpaid balance.

Partnership and joint venture interests in which the Company does not have a controlling interest or a majority ownership are generally recorded under the equity method of accounting and are included in other investments. When investees have adjustments to their equity that are other than net income or OCI, the Company records these amounts as other equity adjustments.

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

Low income housing related investments qualifying for tax credits (LIHTC) are included in other investments. These investments are recorded under either the effective interest method, if they meet certain requirements including a projected positive yield based solely on guaranteed credits, or are recorded under the equity method if these certain requirements are not met. For investments in LIHTC recorded under the effective interest method, the amortization of the original investment and the tax credits are recorded in the provision for income taxes (benefit). For investments in LIHTC recorded under the equity method, the amortization of the initial investment is included in net investment income and the related tax credits are recorded in the provision for income taxes (benefit). The amortization recorded in net investment income was $26 million, $27 million and $33 million for the years ended December 31, 2002, 2001 and 2000, respectively.

The Company’s beneficial economic interest in PIMCO L.P. (interest in PIMCO L.P.) is accounted for using the cost method since the Company has virtually no influence over PIMCO L.P.’s operating and financial policies. Previous to December 31, 2002, the interest in PIMCO L.P. was held by Pacific Asset Management LLC and subsidiaries (PAM), a wholly owned subsidiary. Effective December 31, 2002, PAM declared and distributed $301 million of its interest in PIMCO L.P. to Pacific Life. The interest in PIMCO L.P., which is included in other investments, is reported as of December 31, 2002, at an estimated fair value of $2,054 million as determined by the put and call option price described below. Unrealized gains of $354 million, $177 million and $124 million, net of deferred income taxes of $129 million, $66 million and $47 million, for the years ended December 31, 2002, 2001 and 2000, respectively, are reported as a component of OCI.

On May 5, 2000, a transaction was closed whereby Allianz of America, Inc. (Allianz), a subsidiary of Allianz AG, acquired substantially all interests in PIMCO L.P. other than those beneficially owned by PAM. PAM exchanged its prior ownership interest for a new security, PIMCO L.P. Class E limited partnership units (Class E units). This exchange resulted in a realized, pretax nonmonetary exchange gain of $1,082 million, based on the fair value of the prior ownership interest exchanged. This gain is included in net realized investment gain (loss) for the year ended December 31, 2000. A deferred tax liability of $365 million was also established. Prior to this transaction, the interest in PIMCO L.P. was accounted for under the equity method.

The interest in PIMCO L.P. is subject to a Continuing Investment Agreement with Allianz that provides for put and call options held by the Company and Allianz, respectively. The put option gives the Company the right to require Allianz, on the last business day of each calendar quarter, to purchase all of the interest in PIMCO L.P. held by the Company. The put option price is based on the per unit amount, as defined in the Continuing Investment Agreement, for the most recently completed four calendar quarters multiplied by a factor of 14. The call option gives Allianz the right to require the Company, on any January 31, April 30, July 31, or October 31, beginning on January 31, 2003, to sell its interest in PIMCO L.P. to Allianz. The call option price is based on the per unit amount, as defined in the Continuing Investment Agreement, for the most recently completed four calendar quarters multiplied by a factor of 14 and can be exercised only if the call per unit value reaches a minimum value.

On March 10, 2003, the Continuing Investment Agreement and other related agreements were amended. The amendments limit the quarterly put and/or call options to a maximum of $250 million per quarter through March 2004. In any month subsequent to March 2004, the Company and Allianz can put or call, respectively, all of the beneficial economic interest in PIMCO L.P. held by the Company. Other amendments to these agreements limit the increase or decrease in the value of the put and call options to a maximum of 2% per year of the per unit amount as defined in the Continuing Investment Agreement as of December 31 of the preceding calendar year. The initial value as of December 31, 2002 is approximately $551,900 per unit. The per unit amount is also subject to a cap and a floor of $600,000 and $500,000 per unit, respectively. Distributions from PIMCO L.P. to the Company are dependent on the performance of Pacific Investment Management Company LLC, a subsidiary of PIMCO L.P., and will be subject to certain limitations as defined in the agreements.

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

CASH AND CASH EQUIVALENTS

Cash and cash equivalents include all investments with an original maturity of three months or less.

DEFERRED POLICY ACQUISITION COSTS

The costs of acquiring new insurance business, principally commissions, medical examinations, underwriting, policy issue and other expenses, all of which vary with and are primarily related to the production of new business, have been deferred as DAC. For universal life and investment-type products, such costs are generally amortized over the expected life of the contract in proportion to the present value of expected gross profits using investment, mortality, expense margins and surrender charge assumptions and estimates. Adjustments are reflected in income or equity in the period the Company experiences deviations in gross profit assumptions and estimates. Adjustments directly affecting equity result from experience deviations due to changes in unrealized gains and losses in securities available for sale. For traditional life insurance products, such costs are being amortized over the premium-paying period of the related policies in proportion to premium revenues recognized, using assumptions and estimates consistent with those used in computing policy reserves.

During the year ended December 31, 2002, Pacific Life recorded a pretax expense of $102 million, in addition to periodic amortization expense, reflecting a reduction of the DAC asset relating to its variable annuity products. The reduction was the result of continued deterioration of the equity markets and Pacific Life’s decision to revise certain assumptions, including a reduction in the long-term total return assumption for the underlying investments supporting its variable annuity products from 9.0% to 7.75%.

Value of business acquired (VOBA), included as part of DAC, represents the present value of future profits generated from existing insurance contracts in force at the date of acquisition and is amortized over the expected policy or contract duration in relation to the present value of estimated gross profits from such policies and contracts. The VOBA balance was $92 million and $91 million as of December 31, 2002 and 2001, respectively. VOBA increased due to a shift in the pattern of estimated gross profits.

Components of DAC are as follows:

	Years Ended December 31,

	2002	2001	2000

	(In Millions)
Balance, January 1	$2,113	$1,796	$1,446

Additions:
Capitalized during the year	573	566	646
Amortization:
Allocated to commission expenses	(232)	(181)	(188)
Allocated to operating expenses	(77)	(65)	(54)
Allocated to OCI, net unrealized gains	(116)	(3)	(54)

Total amortization	(425)	(249)	(296)

Balance, December 31	$2,261	$2,113	$1,796

UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCTS

Universal life and investment-type products, including guaranteed interest contracts (GICs) and funding agreements, are valued using the retrospective deposit method and consist principally of deposits received plus interest credited, less accumulated assessments. Interest credited to these policies primarily ranged from 2.0% to 8.0% during 2002, 2001 and 2000.

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

FUTURE POLICY BENEFITS

Life insurance reserves are valued using the net level premium method. Interest rate assumptions ranged from 4.5% to 9.3% for 2002, 2001 and 2000. Mortality, morbidity and withdrawal assumptions are generally based on the Company’s experience, modified to provide for possible unfavorable deviations. Future dividends for participating business are provided for in the liability for future policy benefits. Dividends to policyholders are included in policy benefits paid or provided.

Dividends are accrued based on dividend formulas approved by the Board of Directors and reviewed for reasonableness and equitable treatment of policyholders by an independent consulting actuary. As of December 31, 2002 and 2001, participating experience rated policies paying dividends represent less than 1% of direct written life insurance in force.

REVENUES, BENEFITS AND EXPENSES

Insurance premiums are recognized as revenues when due. Benefits and expenses, other than DAC, are recognized when incurred.

Generally, receipts for universal life and investment-type products are classified as deposits. Policy fees from these contracts include mortality charges, surrender charges and earned policy service fees. Expenses related to these products include interest credited to account balances and benefit amounts in excess of account balances.

Commission revenue from Pacific Life’s broker-dealer subsidiaries is recorded on the trade date.

DEPRECIATION AND AMORTIZATION

Depreciation of investment real estate is computed on the straight-line method over the estimated useful lives, which range from 5 to 30 years. Certain other assets are depreciated or amortized on the straight-line method over periods ranging from 3 to 40 years. Depreciation of investment real estate is included in net investment income. Depreciation and amortization of certain other assets is included in operating expenses.

INCOME TAXES

Pacific Life and its wholly owned life insurance subsidiary domiciled in Arizona, Pacific Life & Annuity Company (PL&A), are taxed as insurance companies for Federal income tax purposes. Pacific Life and its includable subsidiaries are included in the consolidated Federal income tax return of PMHC. Pacific Life’s non-insurance subsidiaries are either included in PMHC’s combined California franchise tax return or file separate state tax returns. Companies included in the consolidated Federal income tax return of PMHC and/or the combined California franchise tax return of PMHC are allocated an expense or benefit based principally on the effect of including their operations in PMHC’s returns. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years the differences are expected to be recovered or settled.

SEPARATE ACCOUNTS

Separate account assets are recorded at fair value and the related liabilities represent segregated contract owner funds maintained in accounts with individual investment objectives. The investment results of separate account assets generally pass through to separate account contract owners.

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair value of financial instruments, disclosed in Notes 5, 6 and 7, has been determined using available market information and appropriate valuation methodologies. However, considerable judgment is often required to interpret market data to develop the estimates of fair value. Accordingly, the estimates presented may not be indicative of the amounts the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a significant effect on the estimated fair value amounts.

RISKS AND UNCERTAINTIES

The Company operates in a business environment which is subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, interest rate risk, investment market risk, credit risk and legal and regulatory changes.

Interest rate risk is the potential for interest rates to change, which can cause fluctuations in the value of investments, the liabilities for future policy benefits and the carrying amount of DAC. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company may have to sell assets prior to their maturity and realize losses. The Company controls its exposure to this risk by, among other things, asset/liability matching techniques that attempt to match the duration of assets and liabilities and utilization of derivative instruments. Additionally, the Company includes contractual provisions limiting withdrawal rights for certain of its products. A substantial portion of the Company’s liabilities are not subject to surrender or can be surrendered only after deduction of a surrender charge or a market value adjustment.

The Company’s investments in equity related securities and results from its variable products, including the carrying amount of DAC, are subject to changes in equity prices and the capital markets.

Credit risk is the risk that issuers of investments owned by the Company may default or that other parties may not be able to pay amounts due to the Company. The Company manages its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors. The credit risk of financial instruments is controlled through credit approval procedures, limits and ongoing monitoring. Real estate and mortgage loan investment risks are limited by diversification of geographic location and property type. Management does not believe that significant concentrations of credit risk exist.

The Company is also exposed to credit loss in the event of nonperformance by the counterparties to interest rate swap contracts and other derivative securities. The Company manages this risk through credit approvals and limits on exposure to any specific counterparty. However, the Company does not anticipate nonperformance by the counterparties.

The Company is subject to various state and Federal regulatory authorities. The potential exists for changes in regulatory initiatives which can result in additional, unanticipated expense to the Company. Existing Federal laws and regulations affect the taxation of life insurance or annuity products and insurance companies. There can be no assurance as to what, if any, cases might be decided or future legislation might be enacted, or if decided or enacted, whether such cases or legislation would contain provisions with possible negative effects on the Company’s life insurance or annuity products.

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

USE OF ESTIMATES

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The most significant estimates include those used in determining DAC, investment valuation and allowances, derivative valuation, and liabilities for future policy benefits. Actual results could differ from those estimates.

RECLASSIFICATIONS

Certain prior year amounts have been reclassified to conform to the 2002 financial statement presentation.

2.	STATUTORY RESULTS

Pacific Life prepares its statutory financial statements in conformity with accounting practices prescribed or permitted by the CA DOI, which is a comprehensive basis of accounting other than U.S. GAAP. Effective January 1, 2001, the CA DOI required that insurance companies domiciled in the State of California prepare their statutory basis financial statements in accordance with the National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual, version effective January 1, 2001 (NAIC SAP), subject to any deviations prescribed or permitted by the CA DOI. As a result of adopting NAIC SAP, Pacific Life reported a statutory cumulative effect of change in accounting principle that increased statutory surplus by $229 million as of January 1, 2001.

The following are reconciliations of statutory capital and surplus, and statutory net income for Pacific Life as compared to the amounts reported as stockholder’s equity and net income included on the accompanying consolidated financial statements:

	December 31,
	2002	2001

	(In Millions)
Statutory capital and surplus	$1,669	$1,869
Deferred policy acquisition costs	2,382	2,124
Accumulated other comprehensive income	776	270
Asset valuation reserve	401	524
Non admitted assets	338	378
Surplus notes	(150)	(150)
Deferred income taxes	(431)	(356)
Insurance and annuity reserves	(737)	(795)
Other	(31)	(145)

Stockholder’s equity as reported herein	$4,217	$3,719

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.	STATUTORY RESULTS (Continued)

	Years Ended December 31,
	2002	2001	2000

	(In Millions)
Statutory net income	$13	$24	$141
Deferred policy acquisition costs	259	329	393
Statutory expense of minimum
pension liability adjustment	81
Insurance and annuity reserves	58	25	(106)
Deferred income taxes	4	(29)	(87)
Unrealized losses on partnerships and joint ventures	(45)	(31)
Earnings of subsidiaries (Note 1)	(301)	(60)	674
Other	(40)	(17)	(20)

Net income as reported herein	$29	$241	$995

NAIC SAP does not allow for restatement of prior year amounts. Therefore, 2000 statutory amounts presented in this footnote are not comparable to statutory amounts presented for 2002 and 2001.

RISK-BASED CAPITAL

Risk-based capital is a method developed by the NAIC to measure the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. The adequacy of a company’s actual capital is measured by the risk-based capital results, as determined by the formulas. Companies below minimum risk-based capital requirements are classified within certain levels, each of which requires specified corrective action. As of December 31, 2002 and 2001, Pacific Life and PL&A exceeded the minimum risk-based capital requirements.

PERMITTED PRACTICE

For the year ended December 31, 2000, the CA DOI approved a permitted practice, effective May 5, 2000, allowing Pacific Life to apply the accounting guidance promulgated for limited liability companies in Statement of Statutory Accounting Principle (SSAP) No. 48, Joint Ventures, Partnerships and Limited Liability Companies, and SSAP No. 46, Investments in Subsidiary, Controlled and Affiliated Entities, prior to the effective date of NAIC SAP, for its investment in PAM. Under this permitted practice, PAM was accounted for under the equity method of accounting. The permitted practice also required that the equity of PAM be adjusted for certain tax effects not recorded at PAM due to its limited liability company structure. As of January 1, 2001, this permitted practice became prescribed practice.

Prior to May 5, 2000, net cash distributions received on PAM’s interest in PIMCO L.P. were recorded as income, as permitted by the CA DOI.

DIVIDEND RESTRICTIONS

Dividend payments by Pacific Life to Pacific LifeCorp in any 12-month period cannot exceed the greater of 10% of unassigned surplus as of the preceding year end or the statutory net gain from operations for the previous calendar year, without prior approval from the CA DOI. Based on this limitation, 2002 statutory results and NAIC SAP, Pacific Life could pay $144 million in dividends in 2003 without prior approval. No dividends were paid during 2002, 2001 and 2000.

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.	STATUTORY RESULTS (Continued)

The maximum amount of ordinary dividends that can be paid by PL&A to Pacific Life without restriction cannot exceed the lesser of 10% of statutory surplus as regards to policyholders, or the statutory net gain from operations. Based on this limitation and 2002 statutory results, PL&A could pay $25 million in dividends in 2003 without prior approval. No dividends were paid during 2002, 2001 and 2000.

3.	CLOSED BLOCK

In connection with the Conversion, an arrangement known as a closed block (the Closed Block) was established, for dividend purposes only, for the exclusive benefit of certain individual life insurance policies that had an experience based dividend scale for 1997. The Closed Block was designed to give reasonable assurance to holders of Closed Block policies that policy dividends will not change solely as a result of the Conversion.

Assets that support the Closed Block, which are primarily included in fixed maturity securities, policy loans and accrued investment income, amounted to $298 million and $292 million as of December 31, 2002 and 2001, respectively. Liabilities allocated to the Closed Block, which are primarily included in future policy benefits, amounted to $326 million as of December 31, 2002 and 2001. The contribution to income from the Closed Block amounted to $5 million, $5 million and $6 million and is primarily included in insurance premiums, net investment income and policy benefits paid or provided for the years ended December 31, 2002, 2001 and 2000, respectively.

4.	ACQUISITIONS

The Company’s acquisitions are accounted for under the purchase method of accounting.

On December 31, 2001, a transaction was closed whereby Pacific Life exchanged its 100% common stock ownership in World-Wide Holdings Limited (World-Wide) for a 22.5% common stock ownership in Scottish Annuity & Life Holdings, Ltd. (Scottish). World-Wide’s assets and liabilities were approximately $164 million and $103 million, respectively. Scottish, a publicly traded specialty reinsurer, issued new ordinary shares in exchange for World-Wide at a value of $78 million. Pacific Life recorded a nonmonetary exchange gain of $13 million, net of taxes, in connection with this exchange. Goodwill resulting from this transaction was $7 million. During 2002, Pacific Life’s common stock ownership in Scottish was reduced to 16.8% when Scottish issued additional shares to the public. The Company accounts for its investment in Scottish under the equity method of accounting.

On October 17, 2002, a transaction was closed whereby Pacific Select Distributors, Inc. (PSD), a wholly owned subsidiary, acquired a 45% interest in Waterstone Financial Group, Inc. (Waterstone), a broker-dealer located in Chicago, Illinois. The purchase price and goodwill resulting from this transaction, including capitalized acquisition costs, were $4.1 million and $3.9 million, respectively. The Company accounts for its investment in Waterstone under the equity method of accounting.

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.	INVESTMENTS

The net carrying amount, gross unrealized gains and losses, and estimated fair value of fixed maturity and equity securities available for sale are shown below. The net carrying amount represents amortized cost adjusted for other than temporary declines in value and change in fair value of fixed maturity securities attributable to the risk designated in a fair value hedge. The fair value of publicly traded securities is based on quoted market prices. For securities not actively traded, fair values were estimated based on amounts provided by independent pricing services specializing in matrix pricing and modeling techniques. The Company also estimates certain fair values based on interest rates, credit quality and average maturity utilizing matrix pricing and other modeling techniques.

	Net Carrying Amount	Gross Unrealized		Estimated Fair Value
		Gains	Losses

	(In Millions)
As of December 31, 2002:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$260	$8		$268
Obligations of states and political subdivisions	790	182		972
Foreign governments	283	44	$8	319
Corporate securities	13,191	885	251	13,825
Mortgage-backed and asset-backed securities	5,244	290	176	5,358
Redeemable preferred stock	5			5

Total fixed maturity securities	$19,773	$1,409	$435	$20,747

Total equity securities	$155	$10	$3	$162

As of December 31, 2001:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$32	$2		$34
Obligations of states and political subdivisions	669	92		761
Foreign governments	292	27	$11	308
Corporate securities	10,985	377	194	11,168
Mortgage-backed and asset-backed securities	4,822	137	190	4,769
Redeemable preferred stock	8		1	7

Total fixed maturity securities	$16,808	$635	$396	$17,047

Total equity securities	$255	$20	$9	$266

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.	INVESTMENTS (Continued)

The net carrying amount and estimated fair value of fixed maturity securities available for sale as of December 31, 2002, by contractual repayment date of principal, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Net Carrying Amount	Estimated Fair Value

	(In Millions)
Due in one year or less	$1,187	$1,203
Due after one year through five years	6,396	6,695
Due after five years through ten years	3,983	4,239
Due after ten years	2,963	3,252

	14,529	15,389
Mortgage-backed and asset-backed securities	5,244	5,358

Total	$19,773	$20,747

Major categories of investment income and related investment expense are summarized as follows:

	Years Ended December 31,
	2002	2001	2000

	(In Millions)
Fixed maturity securities	$1,211	$1,118	$1,109
Equity securities	10	5	13
Mortgage loans	176	206	230
Real estate	34	64	61
Policy loans	203	202	182
Other	170	172	218

Gross investment income	1,804	1,767	1,813
Investment expense	126	139	130

Net investment income	$1,678	$1,628	$1,683

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.	INVESTMENTS (Continued)

Net realized investment gain (loss), including changes in valuation allowances, is as follows:

	Years Ended December 31,
	2002	2001	2000

	(In Millions)

Fixed maturity securities	$(218)	$(27)	$2
Equity securites	(42)	31	(13)
Mortgage loans	(3)		6
Real estate	5	9	(3)
Interest in PIMCO L.P. (Note 1)			1,082
Other investments	(16)	(27)	(77)

Total	$(274)	$(14)	$997

The change in estimated fair value on investments in available for sale and trading securities is as follows:

	Years Ended December 31,
	2002	2001	2000

	(In Millions)

Available for sale securities:
Fixed maturity	$735	$140	$477
Equity	(4)	5	(20)

Total	$731	$145	$457

Trading securities	$(18)	$(17)	$6

Gross gains of $23 million, $48 million and $125 million and gross losses of $52 million, $38 million and $44 million, which have been included in earnings as a result of sales of available for sale securities, were realized for the years ended December 31, 2002, 2001 and 2000, respectively. Realized losses on trading securities held as of December 31, 2002 and 2001, were $33 million and $15 million, respectively.

Gross losses above exclude write-downs recorded during 2002, 2001 and 2000 on available for sale securities for other than temporary impairment of $253 million, $65 million, and $106 million, respectively.

As of December 31, 2002 and 2001, investments in fixed maturity securities of $14 million and $13 million, respectively, were on deposit with state insurance departments to satisfy regulatory requirements. The Company’s interest in PIMCO L.P. (Note 1) exceeds 10% of total stockholder’s equity as of December 31, 2002.

Mortgage loans on real estate are collateralized by properties primarily located throughout the United States. As of December 31, 2002, approximately $1,038 million, $321 million, $222 million, $206 million and $190 million were located in California, Michigan, Arizona, Texas and Florida, respectively.

As of December 31, 2002, mortgage loans with a balance of $34 million were considered to be impaired. A valuation allowance of $4 million was established and no other adjustments to this allowance were made during the year. There were no impaired loans at December 31, 2001.

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.	INVESTMENTS (Continued)

Interest income recognized during the period in which mortgage loans were impaired totaled $1 million during 2002. No interest income was recognized on a cash basis during the period the loans were impaired.

The Company did not have mortgage loans with accrued interest more than 180 days past due as of December 31, 2002 or 2001.

6.	FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying amount and estimated fair value of the Company’s financial instruments are as follows:

	December 31, 2002		December 31, 2001
	Carrying	Estimated	Carrying	Estimated
	Amount	Fair Value	Amount	Fair Value

	(In Millions)
Assets:
Fixed maturity and equity securities (Note 5)	$20,909	$20,909	$17,313	$17,313
Trading securities	572	572	458	458
Mortgage loans	3,123	3,427	2,933	3,088
Policy loans	5,115	5,115	4,899	4,899
Interest in PIMCO L.P. (Note 1)	2,054	2,054	1,703	1,703
Derivative instruments (Note 7)	280	280	23	23
Cash and cash equivalents	581	581	510	510
Notes receivable from affiliates (Note 16)	106	106	88	88
Liabilities:
Guaranteed interest contracts	8,386	8,834	7,498	7,625
Deposit liabilities	483	505	482	495
Annuity liabilities	3,524	3,524	1,955	1,955
Short-term debt	325	325	275	275
Long-term debt	150	175	164	160
Derivative instruments (Note 7)	332	332	527	527

The following methods and assumptions were used to estimate the fair value of these financial instruments as of December 31, 2002 and 2001:

TRADING SECURITIES

The estimated fair value of trading securities is based on quoted market prices.

MORTGAGE LOANS

The estimated fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using a year-end market rate which is applicable to the yield, credit quality and average maturity of the composite portfolio.

POLICY LOANS

The carrying amounts of policy loans are a reasonable estimate of their fair values because interest rates are generally variable and based on current market rates.

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.	FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

DERIVATIVE INSTRUMENTS

Derivative instruments are reported at estimated fair value based on market quotations or internally established valuations consistent with external valuation models.

CASH AND CASH EQUIVALENTS

The carrying values approximate fair values due to the short-term maturities of these instruments.

NOTES RECEIVABLE FROM AFFILIATES

The carrying amount of notes receivable from affiliates is a reasonable estimate of their fair value because the interest rates are variable and based on current market rates.

GUARANTEED INTEREST CONTRACTS AND DEPOSIT LIABILITIES

The estimated fair value of GICs is estimated using the rates currently offered for deposits of similar remaining maturities. The estimated fair value of deposit liabilities with no defined maturities is the amount payable on demand.

ANNUITY LIABILITIES

The estimated fair value of annuity liabilities approximates carrying value and primarily includes policyholder deposits and accumulated credited interest.

SHORT-TERM DEBT

The carrying amount of short-term debt is a reasonable estimate of its fair value because the interest rates are variable and based on current market rates.

LONG-TERM DEBT

The estimated fair value of surplus notes (Note 10) is based on market quotes. The carrying amount of other long-term debt is a reasonable estimate of its fair value because the interest rate on the debt is approximately the same as current market rates.

7.	DERIVATIVES AND HEDGING ACTIVITIES

The Company primarily utilizes various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates, and equity market prices, and to manage the duration mismatch of assets and liabilities. The Company also purchases investment securities and issues certain insurance and reinsurance policies with embedded derivatives.

The Company uses hedge accounting as allowed by SFAS No. 133 and SFAS No. 138, by designating derivative instruments as either fair value or cash flow hedges on the date the Company enters into a derivative contract. The Company formally documents all relationships between hedging instruments and hedged items, as well as its risk management objectives and strategy for undertaking various hedge transactions. In this documentation, the Company specifically identifies the asset, liability, firm commitment, or forecasted transaction that has been designated as a hedged item and states how the hedging instrument is expected to hedge the risks related to the hedged item. The Company formally measures effectiveness of its hedging relationships both at the hedge

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7.	DERIVATIVES AND HEDGING ACTIVITIES (Continued)

inception and on an ongoing basis in accordance with its risk management policy. Hedge effectiveness is assessed quarterly by a variety of techniques including Value-at-Risk, regression analysis and cumulative dollar offset. In certain cases, hedge effectiveness is assumed because the derivative instrument was constructed such that all critical terms of the derivative exactly match the hedged risk in the hedged item.

Fair Value Hedges

The Company primarily uses interest rate and foreign currency swaps and options to manage its exposure to changes in the fair values of its assets and liabilities due to fluctuations in foreign currencies and the benchmark interest rate. For derivative instruments that are designated as fair value hedges, the change in value of the derivative instrument, as well as the change in fair value of the hedged item associated with the risk being hedged, is recorded in net realized investment gain (loss). Periodic net settlements on derivatives designated as fair value hedges are reflected on an accrual basis as an adjustment to net investment income or interest credited on universal life and investment-type products, based on the item being hedged. The change in value of the hedged item associated with the risk being hedged is reflected as an adjustment to the carrying amount of the hedged item. Upon termination of the fair value hedging relationship, the accumulated cost basis adjustment is amortized into net investment income or interest credited to universal life or investment-type products over its remaining life or recognized immediately in connection with the disposal of the hedged item.

For the years ended December 31, 2002 and 2001, the ineffectiveness related to fair value hedges was approximately $3,000 and $203,000, net of tax, respectively, which is recorded in net realized investment gain (loss). No component of the hedging instrument’s fair value is excluded from the determination of effectiveness.

Cash Flow Hedges

The Company primarily uses interest rate and foreign currency swaps and interest rate futures contracts to manage its exposure to variability in cash flows due to changes in foreign currencies and the benchmark interest rate. These cash flows include those associated with existing assets and liabilities, as well as the forecasted interest cash flows related to anticipated investment purchases and liability issuances. Such anticipated investment purchases and liability issuances are considered to be probable to occur and are generally completed within 180 days of the inception of the hedge. The Company has not discontinued any cash flow hedges of anticipated transactions. For derivative instruments that are designated as cash flow hedges, the effective portion of the change in fair value of the derivative instrument is recorded in OCI and is recognized as an adjustment to net investment income or interest credited on universal life and investment-type products when the hedged item affects earnings.

The Company did not record any ineffectiveness for cash flow hedges during the years ended December 31, 2002 and 2001. Over the next 12 months, the Company anticipates that $8 million of deferred losses on derivative instruments in accumulated OCI will be reclassified to earnings. For the year ended December 31, 2002, none of the Company’s hedged forecasted transactions were determined to be probable of not occurring. No component of the hedging instrument’s fair value is excluded from the determination of effectiveness.

Derivatives Not Designated as Hedging Instruments

The Company enters into swap agreements, interest rate futures contracts, interest rate cap and floor agreements, and equity indexed futures contracts without designating the derivatives as hedging instruments. Derivatives that are not designated as hedging instruments are entered into primarily to manage the Company’s interest rate risk from rising or falling interest rates, equity risk and yield enhancement. The Company uses credit default and total return swaps to manage the credit exposure of the portfolio, equity risk embedded in certain liabilities and to take advantage of market opportunities. Net realized investment gain (loss) for the years ended December 31, 2002 and 2001, includes ($3) million and $18 million, respectively, related to realized gains and losses and changes in fair

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7.	DERIVATIVES AND HEDGING ACTIVITIES (Continued)

value of derivative instruments not designated as hedges. Periodic net settlements on such derivatives are recorded as adjustments to net investment income or interest credited on universal life and investment-type products on an accrual basis, based upon the purpose of the derivative.

Embedded Derivatives

The Company may enter into contracts that are not derivative instruments, but contain embedded derivatives. When it is determined that the embedded derivative possesses economic and risk characteristics that are not clearly and closely related to those of the host contract and that a separate instrument with the same terms would qualify as a derivative instrument, it is separated from the host contract and accounted for as a stand-alone derivative. Such derivatives are recorded on the consolidated statements of financial condition at fair value, with changes in their fair value recorded in net realized investment gain (loss).

Derivative Instruments

The Company uses a variety of derivative financial instruments, including swaps, caps, floors, and exchange traded futures contracts.

Interest rate swap agreements involve the exchange, at specified intervals, of interest payments resulting from the difference between fixed rate and floating rate interest amounts calculated by reference to an underlying notional amount. Credit default swaps involve the receipt of fixed rate payments in exchange for assuming potential credit exposure of an underlying security. Total return swaps involve the exchange of floating rate payments for the total return performance of a specified index, market or security. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party.

Foreign currency swaps involve the exchange of an initial principal amount in two currencies, and the agreement to re-exchange the currencies at a future date, at an agreed exchange rate. There is also periodic exchange of interest payments in the two currencies at specified intervals, calculated using agreed upon rates and the exchanged principal amounts.

The Company issues synthetic GICs to Employee Retirement Income Security Act of 1974 (ERISA) qualified defined contribution employee benefit plans (ERISA Plan). The ERISA Plan uses the contracts in its stable value or guaranteed fixed income option. Synthetic GICs provide certain of the ERISA Plan’s assets a guarantee of principal and interest, as it relates to certain benefit payments. The Company has an off balance sheet risk that the value of the underlying assets is insufficient to meet these guarantees. To control this risk, the Company pre-approves all investment guidelines. Default risk is absorbed by the ERISA Plan. The interest rate guarantee is reset periodically to reflect actual performance results. As of December 31, 2002, the Company had outstanding commitments to maintain liquidity for benefit payments on notional amounts of $3.9 billion compared to $2.6 billion as of December 31, 2001. The notional amounts represent the value of the ERISA Plan’s assets only and are not a measure of the exposure to the Company.

Interest rate floor agreements entitle the Company to receive the difference when the current rate of the underlying index is below the strike rate. Interest rate cap agreements entitle the Company to receive the difference when the current rate of the underlying index is above the strike rate. Options purchased involve the right, but not the obligation, to purchase the underlying securities at a specified price during a given time period. Cash requirements for these instruments are generally limited to the premium paid by the Company at acquisition.

The Company offers a rider available on certain variable annuity contracts that guarantees net principle over a ten year holding period. The fair value of the liability for the rider as of December 31, 2002 is zero. The notional amount is included in the interest rate floors, caps, options and swaptions category in the tables that follow.

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7.	DERIVATIVES AND HEDGING ACTIVITIES (Continued)

Financial futures contracts obligate the holder to buy or sell the underlying financial instrument at a specified future date for a set price and may be settled in cash or by delivery of the financial instrument. Price changes on futures are settled daily through the required margin cash flows. The notional amounts of the contracts do not represent future cash requirements, as the Company intends to close out open positions prior to expiration.

Although the notional amounts of derivatives do not represent amounts that must be paid or received in the future (or in the case of currency swaps represents an obligation to pay one currency and receive another), such amounts do provide an indication of their potential sensitivity to interest rates or currencies, as applicable. The market sensitivity of a derivative would approach that of a cash instrument having a face amount equal to the derivative’s notional amount.

Outstanding derivatives with off-balance sheet risks, shown in notional or contract amounts along with their carrying value and estimated fair values as of December 31, 2002 and 2001 are as follows:

			Net Assets (Liabilities)
	Notional or Contract Amounts		Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value
	2002	2001	2002	2002	2001	2001

	(In Millions)
Interest rate swap contracts	$5,300	$3,511	$(500)	$(500)	$(144)	$(144)
Credit default and total return swaps	1,430	2,435	(89)	(89)	(105)	(105)
Foreign currency swaps	4,223	3,310	526	526	(281)	(281)
Synthetic GICs	3,894	2,599
Interest rate floors, caps, options and swaptions	1,289	869	11	11	26	26
Financial futures contracts	134	97

Total	$16,270	$12,821	$(52)	$(52)	$(504)	$(504)

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7.	DERIVATIVES AND HEDGING ACTIVITIES (Continued)

A reconciliation of the notional or contract amounts is as follows:

	Balance Beginning of Year	Acquisitions and Other Additions	Terminations and Maturities	Balance End of Year

	(In Millions)
December 31, 2002:

Interest rate swap contracts	$3,511	$3,128	$1,339	$5,300
Credit default and total return swaps	2,435	262	1,267	1,430
Foreign currency swaps	3,310	1,621	708	4,223
Synthetic GICs	2,599	1,736	441	3,894
Interest rate floors, caps, options and swaptions	869	1,201	781	1,289
Financial futures contracts	97	3,051	3,014	134

Total	$12,821	$10,999	$7,550	$16,270

December 31, 2001:

Interest rate swap contracts	$2,648	$1,099	$236	$3,511
Credit default and total return swaps	3,896	314	1,775	2,435
Foreign currency swaps	2,488	1,439	617	3,310
Synthetic GICs	1,695	1,046	142	2,599
Interest rate floors, caps, options and swaptions	745	143	19	869
Financial futures contracts	58	3,398	3,359	97

Total	$11,530	$7,439	$6,148	$12,821

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

8.	UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCTS

The detail of universal life and investment-type product liabilities is as follows:

	December 31,
	2002	2001

	(In Millions)
Universal life	$13,089	$12,278
Investment-type products	12,628	9,518

	$25,717	$21,796

The detail of universal life and investment-type products policy fees and interest credited, net of reinsurance ceded, is as follows:

	Years Ended December 31,
	2002	2001	2000

	(In Millions)
Policy fees:
Universal life	$605	$582	$541
Investment-type products	252	239	228

Total policy fees	$857	$821	$769

Interest credited:
Universal life	$524	$500	$467
Investment-type products	551	529	530

Total interest credited	$1,075	$1,029	$997

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

9.	LIABILITY FOR GROUP HEALTH UNPAID CLAIMS AND CLAIM ADJUSTMENT EXPENSES

Activity in the liability for group health unpaid claims and claim adjustment expenses, which is included in future policy benefits, is summarized as follows:

	Years Ended December 31,
	2002	2001

	(In Millions)
Balance at January 1	$159	$130

Incurred related to:
Current year	753	569
Prior years	(22)	(12)

Total incurred	731	557

Paid related to:
Current year	614	448
Prior years	106	80

Total paid	720	528

Net balance at December 31	170	159
Plus reinsurance recoverables	2

Balance at December 31	$172	$159

As a result of favorable settlement of prior years’ estimated claims, the provision for claims and claim adjustment expenses decreased by $22 million and $12 million for the years ended December 31, 2002 and 2001, respectively.

10.	SHORT-TERM AND LONG-TERM DEBT

Pacific Life borrows for short-term needs by issuing commercial paper. There was no commercial paper debt outstanding as of December 31, 2002 and 2001. As of December 31, 2002 and 2001, Pacific Life had a revolving credit facility of $400 million and $350 million, respectively. There was no debt outstanding under the revolving credit facility as of December 31, 2002 and 2001.

PAM had bank borrowings outstanding of $325 million and $275 million as of December 31, 2002 and 2001, respectively. The interest rate ranged from 1.5% to 1.6% as of December 31, 2002 and was 2.3% as of December 31, 2001. The amount of the borrowings and the interest rates are reset monthly. The borrowing limit for PAM, as of December 31, 2002 and 2001, was $325 million and $275 million, respectively.

As of December 31, 2001, Grayhawk Golf Holdings, LLC (Grayhawk), a majority owned subsidiary, had a note payable with a maturity date of May 22, 2008. The note had a fixed rate of interest of 7.6%. The note payable was held 50% by Pacific Life and 50% by a third party. The outstanding balance to the third party as of December 31, 2001 was $14 million. During 2002, Grayhawk refinanced the note payable 100% with Pacific Life. Since the note payable is owned 100% by Pacific Life, it is eliminated on a consolidated company basis.

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

10.	SHORT-TERM AND LONG-TERM DEBT (Continued)

Pacific Life has $150 million of long-term debt, which consists of surplus notes outstanding at an interest rate of 7.9% maturing on December 30, 2023. Interest is payable semiannually on June 30 and December 30. The surplus notes may not be redeemed at the option of Pacific Life or any holder of the surplus notes. The surplus notes are unsecured and subordinated to all present and future senior indebtedness and policy claims of Pacific Life. Each payment of interest and principal on the surplus notes may be made only with the prior approval of the Insurance Commissioner of the State of California. Interest expense amounted to $12 million for each of the years ended December 31, 2002, 2001 and 2000 and is included in net investment income.

11.	INCOME TAXES

The provision for income taxes (benefit) is as follows:

	Years Ended December 31,
	2002	2001	2000

	(In Millions)
Current	$(104)	$(5)	$34
Deferred	(8)	60	424

Provision for income taxes (benefit) on income before cumulative adjustments due to changes in accounting principles	(112)	55	458
Deferred income tax provision on cumulative adjustments due to changes in accounting principles		(4)

Total	$(112)	$51	$458

The sources of the Company’s provision for deferred taxes are as follows:

	Years Ended December 31,
	2002	2001	2000

	(In Millions)
Deferred policy acquisition costs	$119	$99	$57
Duration hedging	(1)		3
Nonmonetary exchange of PIMCO L.P. units (Note 1)	(8)		447
Partnership income	(20)	(26)	3
Policyholder reserves	(29)	7	19
Investment valuation	(34)	(7)	(19)
Low income housing tax credit carryover	(43)	(31)
Other	8	14	(4)

Deferred taxes from operations	(8)	56	506
Release of deferred taxes in connection with nonmonetary exchange of PIMCO L.P. units (Note 1)			(82)

Provision for deferred taxes	$(8)	$56	$424

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

11.	INCOME TAXES (Continued)

In connection with the nonmonetary exchange of partnership units at PIMCO L.P. (Note 1), certain nonoperating deferred taxes previously established were released during the year ended December 31, 2000.

A reconciliation of the provision for income taxes (benefit) based on the prevailing corporate statutory tax rate to the provision reflected in the consolidated financial statements is as follows:

	Years Ended December 31,
	2002	2001	2000

	(In Millions)
Provision for income taxes (benefit) at the statutory rate	$(29)	$106	$509
State income taxes	3	4	25
Nontaxable investment income	(9)	(6)	(6)
Low income housing and foreign tax credits	(32)	(28)	(22)
Amounts related to prior periods	(39)	(26)	(12)
Book to tax basis difference on nonmonetary exchange of PIMCO L.P. units (Note 1)			(35)
Other	(6)	5	(1)

Provision for income taxes (benefit) on income before cumulative adjustments due to changes in accounting principles	(112)	55	458
Deferred income tax provision on cumulative adjustments due to changes in accounting principles		(4)

Total	$(112)	$51	$458

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

11.	INCOME TAXES (Continued)

The net deferred tax liability, included in other liabilities as of December 31, 2002 and 2001, is comprised of the following tax effected temporary differences:

	December 31,
	2002	2001

	(In Millions)
Deferred tax assets
Policyholder reserves	$206	$177
Investment valuation	133	99
Low income housing tax credit carryover	74	31
Partnership income	30	10
Deferred compensation	29	40
Postretirement benefits	21	6
Duration hedging	19	18
Dividends	7	7
Other	2	5

Total deferred tax assets	521	393

Deferred tax liabilities
Nonmonetary exchange of PIMCO L.P. units (Note 1)	(421)	(429)
Deferred policy acquisition costs	(319)	(200)
Depreciation	(11)	(2)

Total deferred tax liabilities	(751)	(631)

Net deferred tax liability from operations	(230)	(238)
Deferred taxes on other comprehensive income	(439)	(159)

Net deferred tax liability	$(669)	$(397)

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

12.	COMPREHENSIVE INCOME (LOSS)

The Company displays comprehensive income (loss) and its components on the accompanying consolidated statements of stockholder’s equity and as follows. OCI is shown net of reclassification adjustments and net of deferred income taxes. The disclosure of the gross components of OCI and related taxes is as follows:

	Years Ended December 31,
	2002	2001	2000

	(In Millions)
Gross Holding Gain:
Holding gain on securities available for sale	$478	$141	$440
Holding loss on derivatives	(143)	(25)	(66)
Income tax expense	(116)	(41)	(133)
Reclassification adjustment:
Realized loss on sale of securities available for sale	242	9	13
Realized loss on derivatives	6	71
Provision for income tax benefit	(87)	(28)	(4)
Allocation of holding (gain) loss to deferred policy acquisition costs	(85)	2	(27)
Provision for income (taxes) benefit	30	(1)	9

Net unrealized gain on securities available for sale	325	128	232
Minimum pension liability adjustment	(44)
Unrealized gain on interest in PIMCO L.P. (Note 1)	225	111	77

Total	$506	$239	$309

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13.	REINSURANCE

The Company has reinsurance agreements with other insurance companies for the purpose of diversifying risk and limiting exposure on larger mortality risks or, in the case of a producer-owned reinsurance company, to diversify risk and retain top producing agents. Amounts receivable from reinsurers for reinsurance of future policy benefits, universal life deposits, and unpaid losses are included in other assets. All assets associated with business reinsured on a yearly renewable term and modified coinsurance basis remain with, and under the control of the Company. Amounts recoverable (payable) from (to) reinsurers include the following amounts:

	December 31,
	2002	2001

	(In Millions)
Universal life deposits	$(91)	$(79)
Future policy benefits	169	155
Paid claims	37	17
Unpaid claims	12	34
Other	29	17

Net reinsurance recoverable	$156	$144

As of December 31, 2002, 85% of the reinsurance recoverables were from two reinsurers, of which 100% is secured by payables to the reinsurers. To the extent that the assuming companies become unable to meet their obligations under these agreements, the Company remains contingently liable. The Company does not anticipate nonperformance by the assuming companies. The components of insurance premiums are as follows:

	Years Ended December 31,
	2002	2001	2000

	(In Millions)
Direct premiums	$1,181	$923	$647
Ceded reinsurance	(137)	(129)	(109)
Assumed reinsurance	14	18	14

Insurance premiums	$1,058	$812	$552

Revenues and benefits are shown net of the following reinsurance transactions:

	Years Ended December 31,
	2002	2001	2000

	(In Millions)
Ceded reinsurance netted against policy fees	$78	$85	$74
Ceded reinsurance netted against net investment income	277	266	244
Ceded reinsurance netted against interest credited	219	210	161
Ceded reinsurance netted against policy benefits	122	115	110
Assumed reinsurance included in policy benefits	6	11	12

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14.	SEGMENT INFORMATION

The Company has five operating segments: Life Insurance, Institutional Products, Annuities & Mutual Funds, Group Insurance and Broker-Dealers. These segments are managed separately and have been identified based on differences in products and services offered. All other activity is included in Corporate and Other.

Prior to May 4, 2000, the Company had another operating segment, Investment Management. In connection with the PIMCO L.P. transaction (Note 1), Investment Management was no longer considered an operating segment by management and, effective May 5, 2000, its activities are included in Corporate and Other. PIMCO L.P. offers a diversified range of investment products through separately managed accounts and institutional, retail and offshore mutual funds.

The Life Insurance segment offers universal life, variable universal life and other life insurance products to individuals, small businesses and corporations through a network of distribution channels that include regional life offices, sales centers, marketing organizations, wirehouse broker-dealer firms and a national producer group that has produced over 10% of the segment’s in force business.

The Institutional Products segment offers investment and annuity products to pension fund sponsors and other institutional investors primarily through its home office marketing team and other intermediaries.

The Annuities & Mutual Funds segment offers variable and fixed annuities to individuals and small businesses through National Association of Securities Dealers (NASD) firms, regional and national wirehouses, and financial institutions. During 2001, Annuities & Mutual Funds began distribution of the Pacific Funds, a multi-class, open end investment management company. Pacific Life is the investment adviser to the Pacific Funds.

The Group Insurance segment primarily offers group life, health and dental insurance, and stop loss insurance products to corporate, government and labor-management-negotiated plans. The group life, health and dental insurance is primarily distributed through a network of sales offices and the stop loss insurance is distributed through a network of third party administrators.

The Broker-Dealers segment includes NASD registered firms that provide securities and insurance brokerage services and investment advisory services. Pacific Life’s direct wholly owned broker-dealer subsidiary, Pacific Select Distributors, Inc. (PSD), primarily serves as the underwriter/distributor of registered investment-related products and services, principally variable life and annuity contracts issued by Pacific Life.

Corporate and Other primarily includes investment income, expenses and assets not attributable to the operating segments, and the operations of World-Wide (Note 4) for the years 2001 and 2000. Corporate and Other also includes the elimination of intersegment revenues, expenses and assets, including commission revenue and expense from the sale of Pacific Life’s variable life and annuity products.

The Company uses the same accounting policies and procedures to measure segment net income and assets as it uses to measure its consolidated net income and assets. Net investment income and net realized investment gain (loss) are allocated based on invested assets purchased and held as is required for transacting the business of that segment. Overhead expenses are allocated based on services provided. Interest expense is allocated based on the short-term borrowing needs of the segment and is included in net investment income. The provision for income taxes (benefit) is allocated based on each segment’s actual tax provision. Corporate and Other maintains a corporate pool of investments that supports the equity of the Company. The other operating segments are allocated equity based on formulas determined by management. The operating segments may elect to receive an equity related or fixed return on the results of their participation in the corporate pool of investments backing their allocated equity.

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14.	SEGMENT INFORMATION (Continued)

The Company generates substantially all of its revenues and net income from customers located in the United States. Additionally, substantially all of the Company’s assets are located in the United States.

Depreciation expense and capital expenditures are not material and have not been reported herein. The Company’s significant noncash item disclosed herein is interest credited to universal life and investment-type products.

The following is segment information as of and for the year ended December 31, 2002:

	Life Insurance	Institutional Products	Annuities & Mutual Funds	Group Insurance	Broker- Dealers	Corporate and Other	Total

	(In Millions)
REVENUES
Policy fees	$604	$3	$250				$857
Insurance premiums	(74)	191		$941			1,058
Net investment income	668	801	120	26		$63	1,678
Net realized investment loss	(83)	(74)	(12)			(105)	(274)
Commission revenue			1		$546	(385)	162
Other income	26	9	101	2	42	35	215

Total revenues	1,141	930	460	969	588	(392)	3,696

BENEFITS AND EXPENSES
Policy benefits	240	428	69	723			1,460
Interest credited	530	451	94				1,075
Commission expenses	116	7	222	66	534	(385)	560
Operating expenses	165	15	160	132	53	159	684

Total benefits and expenses	1,051	901	545	921	587	(226)	3,779

Income (loss) before provision for income taxes (benefit)	90	29	(85)	48	1	(166)	(83)
Provision for income taxes (benefit)	11	(3)	(34)	17		(103)	(112)

Net income (loss)	$79	$32	$(51)	$31	$1	$(63)	$29

Total assets	$18,930	$15,727	$18,437	$497	$92	$2,539	$56,222
Deferred policy acquisition costs	$1,007	$73	$1,181				$2,261
Separate account assets	$3,296	$1,935	$14,010				$19,241
Policyholder and contract liabilities	$14,170	$12,631	$3,467	$224			$30,492
Separate account liabilities	$3,296	$1,935	$14,010				$19,241

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14.	SEGMENT INFORMATION (Continued)

The following is segment information as of and for the year ended December 31, 2001:

	Life Insurance	Institutional Products	Annuities & Mutual Funds	Group Insurance	Broker- Dealers	Corporate and Other	Total

	(In Millions)
REVENUES
Policy fees	$582	$2	$237				$821
Insurance premiums	(59)	113		$723		$35	812
Net investment income	645	831	67	19	$1	65	1,628
Net realized investment gain (loss)		5		2		(21)	(14)
Commission revenue					580	(399)	181
Other income	28	10	99	2	40	46	225

Total revenues	1,196	961	403	746	621	(274)	3,653

BENEFITS AND EXPENSES
Policy benefits	205	351	27	557		23	1,163
Interest credited	506	456	67				1,029
Commission expenses	149	3	149	50	567	(394)	524
Operating expenses	172	20	148	113	49	132	634

Total benefits and expenses	1,032	830	391	720	616	(239)	3,350

Income (loss) before provision for income taxes (benefit)	164	131	12	26	5	(35)	303
Provision for income taxes (benefit)	38	34	(2)	7	2	(24)	55

Income (loss) before cumulative adjustments due to changes in accounting principles	126	97	14	19	3	(11)	248
Cumulative adjustments due to changes in accounting principles, net of taxes	(3)	(8)	(1)	1		4	(7)

Net income (loss)	$123	$89	$13	$20	$3	$(7)	$241

Total assets	$18,216	$16,633	$17,920	$431	$82	$2,397	$55,679
Deferred policy acquisition costs	$923	$75	$1,115				$2,113
Separate account assets	$3,615	$4,461	$15,382				$23,458
Policyholder and contract liabilities	$13,325	$10,965	$1,874	$212			$26,376
Separate account liabilities	$3,615	$4,461	$15,382				$23,458

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14.	SEGMENT INFORMATION (Continued)

The following is segment information for the year ended December 31, 2000, except for the Investment Management segment, which is for the period ended May 4, 2000:

	Life Insurance	Institutional Products	Annuities & Mutual Funds	Group Insurance	Investment Management	Broker- Dealers	Corporate and Other	Total

	(In Millions)
REVENUES
Policy fees	$541	$3	$225					$769
Insurance premiums	(49)	64	2	$511			$24	552
Net investment income	609	838	58	29	$49	$1	99	1,683
Net realized investment gain (loss)	(22)	(40)	(4)	(7)	10		1,060	997
Commission revenue						687	(417)	270
Other income	32	8	97	4	6	23	39	209

Total revenues	1,111	873	378	537	65	711	805	4,480

BENEFITS AND EXPENSES
Policy benefits	190	298	6	385				879
Interest credited	474	458	53				12	997
Commission expenses	161	2	135	36		650	(408)	576
Operating expenses	159	20	126	93	27	47	103	575

Total benefits and expenses	984	778	320	514	27	697	(293)	3,027

Income before provision for income taxes	127	95	58	23	38	14	1,098	1,453
Provision for income taxes	29	18	21	6	8	6	370	458

Net income	$98	$77	$37	$17	$30	$8	$728	$995

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15.	EMPLOYEE BENEFIT PLANS

PENSION PLANS

Pacific Life provides a defined benefit pension plan covering all eligible employees of Pacific LifeCorp and certain of its subsidiaries. On July 1, 2000, Pacific Life converted this final average pay formula defined benefit plan to a cash balance approach. Active employees’ existing benefits in this plan were converted to opening balances and will increase over time from credits, based on years of service and compensation levels, and quarterly interest accruals. The full-benefit vesting period for all participants is five years. Pacific Life’s funding policy is to contribute amounts to the plan sufficient to meet the minimum funding requirements set forth in the Employee Retirement Income Security Act of 1974, plus such additional amounts as may be determined appropriate. Contributions are intended to provide not only for benefits attributed to employment to date but also for those expected to be earned in the future. All such contributions are made to a tax-exempt trust. Plan assets consist primarily of group annuity contracts issued by Pacific Life, as well as mutual funds managed by an affiliate of Pacific Life.

In addition, Pacific Life maintains supplemental employee retirement plans (SERPs) for certain eligible employees. As of December 31, 2002 and 2001, the projected benefit obligation was $75 million and $28 million, respectively. During 2002, amounts transferred to the SERPs from another compensation plan, including related plan amendments, totaled $43 million. The fair value of plan assets as of December 31, 2002 and 2001 was zero. The net periodic benefit cost of the SERPs was $6 million, $5 million and $3 million for the years ended December 31, 2002, 2001 and 2000, respectively.

Components of the net periodic pension expense are as follows:

	Years Ended December 31,
	2002	2001	2000

	(In Millions)
Service cost – benefits earned during the year	$15	$14	$7
Interest cost on projected benefit obligation	16	14	15
Expected return on plan assets	(14)	(16)	(17)
Amortization of net obligations and prior service cost	1		(4)

Net periodic pension expense	$18	$12	$1

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15.	EMPLOYEE BENEFIT PLANS (Continued)

The following tables set forth the changes in projected benefit obligation and plan assets and funded status reconciliation:

	December 31,
	2002	2001

	(In Millions)
Change in Projected Benefit Obligation:

Projected benefit obligation, beginning of year	$208	$198
Service cost	15	14
Interest cost	16	14
Plan expense		(1)
Transfer of liabilities and plan amendments	43
Actuarial loss	13	3
Benefits paid	(16)	(20)

Projected benefit obligation, end of year	$279	$208

Change in Plan Assets:

Fair value of plan assets, beginning of year	$181	$197
Actual return on plan assets	(26)	(13)
Employer contributions	36	18
Plan expense		(1)
Benefits paid	(16)	(20)

Fair value of plan assets, end of year	$175	$181

Funded Status Reconciliation:

Funded status	$(104)	$(27)
Unrecognized transition asset	4	4
Unrecognized prior service cost	7
Unrecognized actuarial loss	69	17

Accrued benefit liability	$(24)	$(6)

Amounts recognized in the consolidated statement of financial condition consist of:

Prepaid benefit cost		$18
Accrued benefit liability	$(103)	(28)
Intangible asset	11	4
Accumulated other comprehensive income	68

Net amount recognized	$(24)	$(6)

Other comprehensive income attributable to change in additional minimum pension liability	$68

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15.	EMPLOYEE BENEFIT PLANS (Continued)

In determining the actuarial present value of the projected benefit obligation as of December 31, 2002 and 2001, the weighted average discount rate used was 6.75% and 7.0%, respectively, and the rate of increase in future compensation levels was 4.0% and 4.5%, respectively. The expected long-term rate of return on plan assets was 8.0% and 8.5% in 2002 and 2001, respectively.

POSTRETIREMENT BENEFITS

Pacific Life provides a defined benefit health care plan and a defined benefit life insurance plan (the Plans) that provide postretirement benefits for all eligible retirees and their dependents. Generally, qualified employees may become eligible for these benefits if they reach normal retirement age, have been covered under Pacific Life’s policy as an active employee for a minimum continuous period prior to the date retired, and have an employment date before January 1, 1990. The Plans contain cost-sharing features such as deductibles and coinsurance, and require retirees to make contributions which can be adjusted annually. Pacific Life’s commitment to qualified employees who retire after April 1, 1994 is limited to specific dollar amounts. Pacific Life reserves the right to modify or terminate the Plans at any time. As in the past, the general policy is to fund these benefits on a pay-as-you-go basis.

The net periodic postretirement benefit cost for the years ended December 31, 2002, 2001 and 2000 is $1 million. As of December 31, 2002 and 2001, the accumulated benefit obligation is $19 million. The fair value of the plan assets as of December 31, 2002 and 2001 is zero. The amount of accrued benefit cost included in other liabilities is $23 million and $24 million as of December 31, 2002 and 2001, respectively.

The Plans include both indemnity and HMO coverage. The assumed health care cost trend rate used in measuring the accumulated benefit obligation for indemnity coverage was 13.0% and 9.0% for 2002 and 2001, respectively, and is assumed to decrease gradually to 5.0% in 2008 and remain at that level thereafter. The assumed health care cost trend rate used in measuring the accumulated benefit obligation for HMO coverage was 13.0% and 8.0% for 2002 and 2001, respectively, and is assumed to decrease gradually to 5.0% and 4.5%, respectively, for 2005 and thereafter.

The amount reported is materially affected by the health care cost trend rate assumptions. If the health care cost trend rate assumptions were increased by 1%, the accumulated postretirement benefit obligation as of December 31, 2002 would be increased by 6.9%, and the aggregate of the service and interest cost components of the net periodic benefit cost would increase by 6.4%. If the health care cost trend rate assumptions were decreased by 1%, the accumulated postretirement benefit obligation as of December 31, 2002 would be decreased by 5.6%, and the aggregate of the service and interest cost components of the net periodic benefit cost would decrease by 5.1%.

The discount rate used in determining the accumulated postretirement benefit obligation is 6.75% and 7.0% for 2002 and 2001, respectively.

OTHER PLANS

Pacific Life provides a voluntary Retirement Incentive Savings Plan (RISP) pursuant to Section 401(k) of the Internal Revenue Code covering all eligible employees of Pacific LifeCorp and certain of its subsidiaries. Pacific Life’s RISP matches 75% of each employee’s contributions, up to a maximum of 6.0% of eligible employee compensation, to an Employee Stock Ownership Plan (ESOP). ESOP contributions made by the Company amounted to $10 million, $9 million and $8 million for the years ended December 31, 2002, 2001 and 2000, respectively, and are included in operating expenses.

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15.	EMPLOYEE BENEFIT PLANS (Continued)

The ESOP was formed at the time of the Conversion and is only available to the participants of the RISP in the form of matching contributions. Pacific LifeCorp issued 1.7 million shares of common stock to the ESOP in 1997, in exchange for a promissory note of $21 million bearing an interest rate of 6.5%. Interest and principal payments are due semiannually in equal installments through September 2, 2012. Interest and principal payments made by the ESOP to Pacific LifeCorp were funded by contributions from Pacific Life. In 1999, Pacific Life loaned cash to the ESOP to pay off the promissory note due Pacific LifeCorp. Interest and principal payments made by the ESOP to Pacific Life continue to be funded by contributions from Pacific Life. The interest rate was reduced to 6.0% effective September 2, 1999. This loan was repaid in 2002.

On January 9, 2002, Pacific Life loaned cash of $46 million to the ESOP in exchange for a 5.5% promissory note due January 9, 2017. The ESOP then purchased 2 million shares of newly issued common stock of Pacific LifeCorp at a price of $23.00 per share in exchange for cash. These newly issued shares were purchased in order for the ESOP to maintain its matching contributions to participants in the plan.

Amounts loaned to the ESOP by Pacific Life are included in unearned ESOP shares. The unearned ESOP shares account is reduced as ESOP shares are released for allocation to participants through ESOP contributions by Pacific Life. In addition, when the fair value of ESOP shares being released for allocation to participants exceeds the original issue price of those shares, paid-in capital is increased by this difference.

The Company has deferred compensation plans that permit eligible employees to defer portions of their compensation and earn interest on the deferred amounts. The interest rate is determined annually. The compensation that has been deferred has been accrued and the primary expense related to this plan, other than compensation, is interest on the deferred amounts. The Company also has performance-based incentive compensation plans for its employees.

16.	TRANSACTIONS WITH AFFILIATES

Pacific Life serves as the investment adviser for the Pacific Select Fund, the investment vehicle provided to the Company’s variable life and variable annuity contractholders, and the Pacific Funds (Note 14). Pacific Life charges advisory and other fees based primarily upon the net asset value of the underlying portfolios. These charges amounted to $120 million, $118 million and $115 million for the years ended December 31, 2002, 2001 and 2000, respectively. In addition, Pacific Life provides certain support services to the Pacific Select Fund, the Pacific Funds and other affiliates based on an allocation of actual costs. Fees amounted to $3,747,000, $981,000 and $698,000 for the years ended December 31, 2002, 2001 and 2000, respectively.

Included in insurance premiums are amounts ceded to Scottish Re (U.S.), Inc. and World-Wide Reassurance Company Limited, subsidiaries of Scottish (Note 4), of $3 million for the year ended December 31, 2002.

PAM has an agreement to loan Pacific LifeCorp up to $350 million at variable rates. The outstanding balance as of December 31, 2002 and 2001 was $76 million and $70 million, respectively. The interest rate as of December 31, 2002 and 2001 was 1.7% and 2.2%, respectively.

During 2001, PAM entered into an agreement to loan ACG, up to $100 million at variable rates. The outstanding balance as of December 31, 2002 and 2001 was $12 million and $18 million, respectively. The interest rate as of December 31, 2002 and 2001 was 3.4% and 4.1%, respectively.

During 2002, PAM entered into an agreement to loan Pacific Asset Funding, LLC, a wholly owned subsidiary of Pacific LifeCorp, up to $25 million at variable rates. The outstanding balance as of December 31, 2002 was $19 million. The interest rate as of December 31, 2002 was 1.6%.

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

17.	TERMINATION AND NONCOMPETITION AGREEMENTS

The Company had termination and noncompetition agreements with certain former key employees of PAM’s subsidiaries. In connection with the closing of the PIMCO L.P. transaction (Note 1), these agreements were assumed by Allianz. These agreements provided terms and conditions for the allocation of future proceeds received from distributions and sales of certain PIMCO L.P. units and other noncompete payments. For the year ended December 31, 2000, $14 million is included in operating expenses related to these agreements.

18.	COMMITMENTS AND CONTINGENCIES

The Company has outstanding commitments to make investments primarily in fixed maturity securities, mortgage loans, limited partnerships and other investments as follows (In Millions):

Years Ending December 31:

2003	$291

2004 through 2007	301

2008 and thereafter	24

Total	$616

The Company leases office facilities under various noncancelable operating leases. Rent expense, which is included in operating expenses, in connection with these leases was $16 million, $15 million and $14 million for the years ended December 31, 2002, 2001 and 2000, respectively. Aggregate minimum future commitments are as follows (In Millions):

Years Ending December 31:

2003	$17

2004 through 2007	52

2008 and thereafter	24

Total	$93

In December 2002, Pacific Life entered into a participation agreement with a third party lender to share in the liquidity commitment for outstanding borrowings of a credit facility of an affiliate for amounts in excess of $500 million. As of December 31, 2002, Pacific Life’s share of the liquidity facility was $45 million. This agreement terminates upon the payoff of the credit facility, which is anticipated in 2003.

Pacific Life and PAM have entered into an operating agreement in which Pacific Life at all times will be the managing member of PAM and Pacific Life will cause PAM to maintain certain financial ratios. Pacific Life’s support is limited to a maximum of $350 million over any period of 12 consecutive months. This agreement will remain in effect as long as PAM has outstanding borrowings with various lenders. Additionally, in connection with the operations of the Company’s broker-dealer subsidiaries, Pacific Life has made commitments to provide for additional capital funding as may be required.

The Company is a respondent in a number of legal proceedings, some of which involve allegations for extra-contractual damages. In the opinion of management, the outcome of the foregoing proceedings is not likely to have a material adverse effect on the consolidated financial position or results of operations of the Company.

Supplement to Prospectus dated May 1, 2003 for

Pacific Select Exec II Flexible Premium Variable

Life Insurance Policies (the “Policy”)

Issued by Pacific Life Insurance Company

Supplement dated May 1, 2003

to Prospectus dated May 1, 2003

Policies issued after April 30, 2001 may be eligible for a persistency credit. Here’s how it works:

Beginning on your 16th policy anniversary and on each policy anniversary thereafter, we may credit your policy with a persistency credit of 0.10% on an annual basis. We calculate the persistency credit amount on your policy’s average accumulated value less any outstanding loan amount on each monthly payment date during the preceding policy year. We add it proportionately to your investment options according to your most recent allocation instructions.

Beginning on your 21st policy anniversary, we may increase your annual persistency credit to 0.30%.

Your policy’s persistency credit is not guaranteed, and we may discontinue the program at any time.